[Crabbe Huson graphic]                                          October 31, 1999

                                                                   ANNUAL REPORT

                               CRABBE HUSON FUNDS

CRABBE HUSON
CONTRARIAN FUND

CRABBE HUSON
EQUITY FUND

CRABBE HUSON
MANAGED INCOME
& EQUITY FUND
                            [Graphic -- vignette of photo of mountain and trees]
CRABBE HUSON
REAL ESTATE
INVESTMENT FUND

CRABBE HUSON
SMALL CAP FUND

THE CRABBE HUSON
SPECIAL FUND, INC.

CRABBE HUSON
CONTRARIAN INCOME FUND

CRABBE HUSON
OREGON TAX-FREE FUND

   OCTOBER 31, 1999

   ----------------

   ANNUAL REPORT

   Cover image copyright (C)1999 PhotoDisc, Inc.

                       [Logo: Crabbe Huson graphic
                              CRABBE HUSON
                              A Subsidiary of Liberty Financial Companies, Inc.]

Dear Shareholders:

The U.S. stock market continued to show strong returns during the past 12 months, with solid gains in the first half of the period and increasing volatility in the second half. Although the market remained concentrated in growth stocks and select technology issues through the first quarter of 1999, it broadened in the second quarter to include sectors that had been in the doldrums, including economically cyclical companies, value-oriented stocks, and many stocks in the small- and mid-cap sectors.

During the summer, however, the Federal Reserve Board (the "Fed") became concerned about the combination of a robust economy, high stock prices and tight labor markets -- and the effects of these factors on inflation. To slow the economy, the Fed made three one-quarter-point (0.25%) increases in short-term interest rates -- in June, August and finally in mid-November. Much of the volatility the market experienced from July through October resulted from investors either reacting to -- or trying to anticipate -- Federal Reserve actions on interest rate movements.

In the bond market, rising interest rates hurt performance. The yield on the 30-year Treasury bond rose a full percentage point, while in the 5-year range yields increased by 1.7%. Short-term interest rates also increased during the summer as a result of the Fed actions. The rise in bond yields was, in large part, the result of the strong U.S. economy and an increase in commodity prices worldwide.

At Crabbe Huson, we continue to maintain a long-term perspective. While our contrarian style -- which has traditionally been biased towards value stocks -- has been out of favor for the past few years, we were encouraged by the outstanding performance of our equity funds in the second quarter of this year. And, in a very challenging bond market, we were pleased by the results of our fixed-income and real estate portfolios, which outperformed their benchmark indexes during the 12-month period.(1)

In the pages that follow, our management team will provide more specific information about Crabbe Huson Funds' performance and the strategies employed during the fiscal year. As always, thank you for choosing Crabbe Huson and for giving us the opportunity to serve your investment needs.

Sincerely,

/s/ Stephen E. Gibson

Stephen E. Gibson
President
December 10, 1999

(1)Please see Crabbe Huson Real Estate Fund and Crabbe Huson Contrarian Income Fund reports for details and footnotes.

                 ---------------------------------------------
                                 CRABBE HUSON'S
                             CONTRARIAN INVESTMENT
                                   PHILOSOPHY
                ---------------------------------------------

The contrarian style of investing

Our contrarian investment philosophy follows a strict price-driven investment discipline. We seek to uncover fundamentally strong companies that are currently out of favor due to weak industry conditions, business setbacks or market preferences. In addition, we focus on identifying a catalyst that has the potential to positively change the market's perception of a company's value.

We base our investment style on a strict price-driven investment model. We avoid "momentum" stocks that have experienced significant price gains. In many cases, such stocks have been over-analyzed, over-bought and are over-valued, which can limit further upside potential. Instead, we emphasize stocks of sound companies undergoing periods of price weakness. We believe that such investments have less market risk because their prices have already been adjusted downward, in many cases to levels below their fundamental value. We believe these stocks are likely to decline less in weak markets. They also offer good long-term appreciation potential, should they recapture the market's favor.

An emphasis on teamwork

Our contrarian philosophy is supported by team-based portfolio management. While all of our funds are managed by a group of fund managers, each manager has sole responsibility for a designated portion of a fund's assets. However, all team members are involved in evaluating market trends and setting a fund's strategic direction. We believe that incorporating a variety of perspectives and drawing upon the insight of all members of the fund management team can generate a supportive environment for each portfolio manager's individual decisions.

CRABBE HUSON CONTRARIAN FUND

Finding value in mid-cap stocks

The market environment in the past few years has been concentrated in larger capitalization stocks, resulting in a tremendous performance discrepancy between large-cap stocks and small- and mid-cap stocks, as well as between growth-oriented and value-oriented investment styles. In addition, the tremendous money flows into large-cap growth stocks have taken them to even higher valuations that, in our opinion, don't make much sense. We have focused on mid-cap companies to a greater extent than small-cap because mid-caps have appeared to have improving prospects for future growth and benefit from greater liquidity. However, because of the market's volatile nature and its large-cap bias, the Fund underperformed the broader equity indexes. From its inception date on December 1, 1998 through October 31, 1999, the Contrarian Fund's Class A share return, without a sales charge, was 3.90%.

The Contrarian Fund -- a different investment approach

The Fund is unusual among value funds in that it blends small-, mid- and large-cap stocks. By prospectus, the Fund must be at least 60% invested in mid- and large-cap stocks, with the remainder in small-cap stocks and cash. The stocks in this Fund -- as with all of our funds -- are carefully selected from our model portfolios. We have gone to great lengths to select the best stocks from the large-, mid- and small-cap issues that we have already culled. Each holding has been chosen using extensive scrutiny in terms of its fundamentals, its position in its industry and the potential catalysts that can help it perform.

Positioning the Fund for future growth

In recent months, we have added several well-known stocks to the portfolio at very attractive prices. These include Becton Dickinson (0.4% of net assets) and Oracle Systems Corp. (1.4%) -- both of which are high-quality companies that have experienced dramatic price declines. These stocks have become much more reasonably valued, and we believe their addition to the portfolio positions it nicely for future growth potential. Becton Dickinson manufactures a diverse product line of medical supplies, devices and diagnostic systems. The company has seen strong increases in earnings, yet we were able to acquire the stock at a very reasonable price. Oracle, one of the largest database software companies in the world, is a top-tier firm that experienced an abrupt stock price decline after a disappointing earnings report last spring. We acquired the stock at $23 per share -- near its 52-week low. The stock price has recovered to almost $48 per share at the end of October, 1999.

We have also been focusing on companies in the non-pharmaceutical health care industry. This industry has been ravaged by cuts in Medicare, legal problems and competition, and the stock prices of many health providers have dropped to extremely low levels. Our belief is that these companies will have to raise premiums to survive, which will help return them to profitability. The prices of these stocks have been

CRABBE HUSON CONTRARIAN FUND

driven to levels that are incredibly low, making them good candidates for our contrarian management style.

Outlook: anticipation of market broadening

We believe the stock market may broaden to include stocks of small- and mid-cap companies. One indicator is the continued recovery in several important global economies -- especially Southeast Asia and Japan. If the global economy continues to improve, we anticipate that small- and mid-sized company earnings should also grow because many of these firms do a great deal of business overseas. We also believe that the Fund's large-cap holdings, which are a mix of value stocks and growth stocks acquired at depressed prices, would have potential if the market broadens because many of these holdings have been overlooked. However, as no one can predict the exact course of the stock market over any time period, we remain committed to building shareholder value in the Fund by seeking high-quality stocks that we believe can perform over the long term.

/s/ James E. Crabbe                            /s/ John W. Johnson
------------------                            ---------------------
James E. Crabbe                               John W. Johnson, CFA

/s/ Robert E. Anton                           /s/ Marian L. Kessler
-------------------                           ---------------------
Robert E. Anton                               Marian L. Kessler

CRABBE HUSON CONTRARIAN FUND

Performance Information

       Crabbe Huson Contrarian Fund Investment
     Performance vs. Standard & Poor's 500 Index
Change in Value of $10,000 from 12/01/1998 - 10/31/1999
    Class A Shares, With and Without Sales Charge

[Plot Points For Mountain Chart]

Fund Without         Fund With               S&P 500
Sales Charge         Sales Charge            Index
   10000                 9425                 10000
   10180                 9595                 10576
   10440                 9839                 11018
    9880                 9312                 10675
   10280                 9689                 11102
   11280                10632                 11532
   11611                10943                 11260
   12051                11358                 11885
   11811                11132                 11514
   11241                10594                 11456
   10701                10086                 11143
   10390                 9793                 11848

For the purposes of this comparison, the S&P 500 Index is tracked from 11/30/1998, while the Fund is tracked from its inception date of 12/1/1998. The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest directly in an index.

          Change in Value of a $10,000 Investment in all Share Classes
                          from 12/01/98 to 10/31/1999

Share Class             A                      B                       C
                Without      With      Without      With      Without       With
                 sales       sales      sales       sales      sales        sales
                 charge     charge      charge     charge      charge      charge
                $10,390      $9,793    $10,330      $9,830    $10,320      $10,220

                   Cumulative Total Returns as of 10/31/1999

Inception Date            12/1/1998                 12/1/1998                12/1/1998
Share Class                   A                         B                        C
                    Without        With       Without        With       Without       With
                     sales        sales        sales        sales        sales        sales
                     charge       charge       charge       charge       charge      charge
 Life of Fund        3.90%        -2.07%       3.30%        -1.70%       3.20%       2.20%

                    Cumulative Total Returns as of 9/30/1999

Share Class                   A                        B                        C
                     Without       With       Without       With       Without       With
                      sales        sales       sales        sales       sales        sales
                      charge      charge       charge      charge       charge      charge
 Life of Fund         7.00%       0.85%        6.30%       1.30%        6.30%       5.30%

Past performance cannot predict future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% charge for Class A shares and the maximum contingent deferred sales

CRABBE HUSON CONTRARIAN FUND

charge of 5% for Life of Fund for Class B shares and 1% for Class C shares. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

CRABBE HUSON CONTRARIAN FUND

INVESTMENT PORTFOLIO

October 31, 1999

  Shares                                                               Value
--------      -------------------------------------------------   ----------
                              COMMON STOCKS - 85.1%
                              ---------------------
FINANCE, INSURANCE & REAL ESTATE - 8.1%
Insurance Carriers - 5.3%
    2,900     Ace, Ltd. .......................................   $   56,369
    1,100     Chubb Corp. .....................................       60,362
      900     MGIC Investment Corp. ...........................       53,775
    2,900     Mid Atlantic Medical Services, Inc.(a) ..........       15,769
                                                                  ----------
                                                                     186,275
                                                                  ----------
Nondepository Credit Institute - 1.3%
   11,400     Arcadia Financial Ltd.(a) .......................       45,600
                                                                  ----------
Real Estate Investment Trust - 1.5%
    2,400     Equity Office Properties Trust ..................       53,100
                                                                  ----------
MANUFACTURING - 37.3%
Apparel - 1.1%
    1,000     Liz Claiborne, Inc. .............................       40,000
                                                                  ----------
Chemicals & Allied Products - 3.4%
      800     Smith International, Inc.(a) ....................       27,650
    2,300     Watson Pharmaceuticals, Inc.(a) .................       73,025
    1,100     Wellman, Inc. ...................................       16,569
                                                                  ----------
                                                                     117,244
                                                                  ----------
Electrical Industrial Equipment - 1.4%
    2,200     American Power Conversion Corp.(a) ..............       49,362
                                                                  ----------
Electronic & Electrical Equipment - 1.8%
    3,200     Advanced Micro Devices, Inc. ....................       63,400
                                                                  ----------
Electronic Components - 0.6%
      900     Rayovac Corp.(a) ................................       22,388
                                                                  ----------
Food & Kindred Products - 7.7%
    3,400     Flowers Industries, Inc. ........................       57,375
    2,300     IBP, Inc. .......................................       55,056
    1,400     PepsiCo, Inc. ...................................       48,563
      800     Philip Morris Companies, Inc. ...................       20,150
    3,300     Sara Lee Corp. ..................................       89,306
                                                                  ----------
                                                                     270,450
                                                                  ----------
Machinery & Computer Equipment - 8.4%
    5,500     Auspex Systems, Inc.(a) .........................       30,594
    3,200     Compaq Computer Corp. ...........................       60,800
      500     Hewlett-Packard Co. .............................       37,031
    2,800     McDermott International, Inc. ...................       50,750
    1,200     Seagate Technology, Inc.(a) .....................       35,325
    5,300     Silicon Graphics, Inc.(a) .......................       41,075
    2,300     Tenneco Inc. ....................................       36,800
                                                                  ----------
                                                                     292,375
                                                                  ----------

CRABBE HUSON CONTRARIAN FUND

October 31, 1999

  Shares                                                             Value
--------      -----------------------------------------------    ---------
                      COMMON STOCKS - (continued)
                      ---------------------------
MANUFACTURING - (continued)
Measuring & Analyzing Instruments - 1.7%
     600   Becton, Dickinson & Co. ..........................   $   15,225
   8,700   Input/Output, Inc.(a) ............................       45,675
                                                                ----------
                                                                    60,900
                                                                ----------
Miscellaneous Manufacturing - 1.1%
   2,900   Mattel, Inc. .....................................       38,788
                                                                ----------
Paper Products - 0.7%
   2,100   Longview Fibre Co. ...............................       23,887
                                                                ----------
Petroleum Refining - 1.9%
     700   Atlantic Richfield Co. ...........................       65,231
                                                                ----------
Primary Metal - 2.7%
     600   Aluminum Company of America ......................       36,450
   2,800   Century Aluminum Company .........................       25,200
   3,000   Ispat International NV ...........................       31,125
                                                                ----------
                                                                    92,775
                                                                ----------
Transportation Equipment - 4.8%
   3,000   Delphi Automotive Systems Corp. ..................       49,312
     600   Ford Motor Co. ...................................       32,925
   1,600   Lockheed Martin Corp. ............................       32,000
   1,000   Northrop Grumman Corp. ...........................       54,875
                                                                ----------
                                                                   169,112
                                                                ----------
MINING & ENERGY - 11.1%
Crude Petroleum & Natural Gas - 1.4%
   1,400   Burlington Resources, Inc. .......................       48,825
                                                                ----------
Oil & Gas Extraction - 5.1%
   5,800   Forest Oil Corp.(a) ..............................       77,575
   1,500   Nabors Industries, Inc.(a) .......................       34,031
   1,300   Tom Brown, Inc.(a) ...............................       17,875
   3,300   Union Pacific Resources Group, Inc. ..............       47,850
                                                                ----------
                                                                   177,331
                                                                ----------
Oil & Gas Field Services - 4.6%
   5,800   Marine Drilling Companies, Inc.(a) ...............       93,888
   1,100   Schlumberger Ltd. ................................       66,619
                                                                ----------
                                                                   160,507
                                                                ----------
RETAIL TRADE - 2.8%
Food Stores - 1.1%
   2,800   Cracker Barrel Old Country Stores, Inc. ..........       37,450
                                                                ----------

CRABBE HUSON CONTRARIAN FUND

October 31, 1999

   Shares                                                          Value
---------   -----------------------------------------------   ----------
                     COMMON STOCKS - (continued)
                     ---------------------------
RETAIL TRADE - (continued)
General Merchandise Stores - 1.7%
    1,400   Federated Department Stores, Inc.(a) ..........   $   59,762
                                                              ----------
SERVICES - 13.3%
Business Services - 0.6%
    1,800   Safety-Kleen Corp.(a) .........................       20,587
                                                              ----------
Computer Related Services - 6.2%
      900   At Home Corp. Series A(a) .....................       33,637
    2,600   Convergys Corp.(a) ............................       50,862
    1,300   Deluxe Corporation ............................       36,725
    4,200   Mentor Graphics Corporation(a) ................       33,863
   20,000   Vysis, Inc.(a) ................................       60,000
                                                              ----------
                                                                 215,087
                                                              ----------
Computer Software - 2.6%
    1,000   Oracle Systems Corp.(a) .......................       47,563
    2,800   PeopleSoft, Inc.(a) ...........................       42,000
                                                              ----------
                                                                  89,563
                                                              ----------
Health Services - 3.9%
    3,100   Coventry Health Care Inc.(a) ..................       17,825
      600   PacifiCare Health Systems, Inc.(a) ............       23,663
    4,900   Tenet Healthcare Corp.(a) .....................       95,244
                                                              ----------
                                                                 136,732
                                                              ----------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 9.2%
Electric Services - 1.9%
    1,200   Duke Power Co. ................................       67,800
                                                              ----------
Gas Services - 3.7%
    1,200   Columbia Energy Group .........................       78,000
    1,300   El Paso Energy Corp. ..........................       53,300
                                                              ----------
                                                                 131,300
                                                              ----------
Motor Freight & Warehousing - 0.4%
    1,900   Budget Group, Inc. Class A(a) .................       13,300
                                                              ----------
Telecommunication - 3.2%
    5,800   PageMart Wireless, Inc. Class A(a) ............       32,263
    1,100   MediaOne Group(a) .............................       78,169
                                                              ----------
                                                                 110,432
                                                              ----------
WHOLESALE TRADE - 3.3%
Durable Goods - 1.0%
      800   Grainger (W.W.), Inc. .........................       33,900
                                                              ----------

CRABBE HUSON CONTRARIAN FUND

October 31, 1999

    Shares                                                                                     Value
----------                   --------------------------------------------------------     ----------
                                  COMMON STOCKS - (continued)
                                  ---------------------------
WHOLESALE TRADE - (continued)
Nondurable Goods - 2.3%
   6,700                     Fleming Co., Inc. ......................................     $   79,981
                                                                                          ----------
Total Common Stocks
 (cost of $2,859,836)(b)                                                                   2,973,444
                                                                                          ----------
       Par                         SHORT-TERM OBLIGATIONS - 15.3%
----------                         ------------------------------
$536,000                     Repurchase agreement with Lehman Brothers, Inc., dated
                              10/29/99, due 11/01/99 at 5.220%, collateralized by
                              U.S. Treasury bonds and/or notes with various maturities
                              to 2009, market value $549,385 (repurchase proceeds
                              $536,233) ..............................................       536,000
                                                                                          ----------
OTHER ASSETS & LIABILITIES, NET - (0.4)%                                                     (12,748)
                                                                                          ----------
NET ASSETS - 100.0%                                                                       $3,496,696
                                                                                          ==========

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) Cost for federal income tax purposes is $2,864,298.

See notes to financial statements.

CRABBE HUSON EQUITY FUND

Fund underperformed in a difficult market environment

For the 12 months ended October 31, 1999, the Crabbe Huson Equity Fund had a total return of 5.29%, based on Class A shares without a sales charge. The Fund's performance was held back primarily by the increasing volatility and preference for large-cap growth stocks during much of the period, but also by disappointing returns from holdings in the non-pharmaceutical health care sector. This industry has been ravaged by cuts in Medicare, legal problems and competition, and stocks of many health providers have dropped to extremely low levels. Our belief is that these companies will have to raise premiums to survive, which will help them return to profitability. The prices of these stocks have been driven to levels that are incredibly low, making them good candidates for our contrarian management style. The Fund has a mid-cap bias in its weighting, which is a reflection of where we have found opportunities in the past few years. The Fund is not restricted by prospectus to a certain capitalization size.

Energy and basic materials performed well at varying times during the year

One of the Fund's largest weightings is in the energy sector, which performed well in the latter half of the period, when energy prices rose dramatically. In the first half of the period, we had a large weighting in basic materials stocks, including companies in the metals, paper and chemicals industries. These stocks did extremely well when the market broadened in the second quarter and basic materials stocks soared. For example, we had a large holding of Alcoa (2.0% of net assets) -- the nation's largest aluminum company -- which rose 50% in the month of April alone. We have since tapered our basic materials holdings but still maintain positions in solid companies like Alcoa.

In technology, a focus on companies, not industries

In the technology sector, as in our general management strategy, we look for companies rather than industries. Our technology holdings are a diverse group. They include Hewlett Packard (1.4% of net assets), a diversified computer hardware firm; PeopleSoft (1.4%), which makes integrated corporate software systems, or "enterprise" software; Seagate (1.0%), a data storage manufacturer; 3Com (1.5%), a networking systems manufacturer; and Oracle (1.6%), a leader in large-scale database software. As contrarians, we look for catalysts that can change investor perception. For example, PeopleSoft is coming out with a new version of their enterprise software package that we anticipate will have strong potential in the Year 2000. Seagate, a computer data storage company that has very strong financials and cutting-edge technology, has been subject to intense pricing pressure throughout the industry. We expect this competition to sort itself out over the next year and are optimistic about Seagate's prospects once that occurs.

CRABBE HUSON EQUITY FUND

Outlook: anticipation of market broadening

We believe the stock market may broaden to include stocks of small- and mid-cap companies. One indicator is the continued recovery in several important global economies -- especially Southeast Asia and Japan. The Asian economic crisis and corresponding global deflation have significantly impacted the profitability of small- and mid-sized companies, and the earnings of large blue chip companies have been much stronger on a relative basis. If the global economy continues to improve, we anticipate that an improvement in the earnings of small- and mid-sized companies will also occur because many of these firms do a great deal of business overseas. In addition, the earnings growth rates of large-cap companies have been slowing, and the earnings growth rates of smaller companies generally have been improving. Since investors tend to recognize these factors when valuing stocks, we believe that small- and mid-cap companies that show strong earnings growth have excellent long-term potential.

/s/ Robert E. Anton               /s/ Marian L. Kessler
-------------------               ---------------------
Robert E. Anton                   Marian L. Kessler

Performance Information

         Crabbe Huson Equity Fund Investment
     Performance vs. Standard & Poor's 500 Index
Change in Value of $10,000 from 10/31/1989 - 10/31/1999
    Class A Shares, With and Without Sales Charge

[Plot Points For Mountain Chart]

Fund Without         Fund With               S&P 500
Sales Charge         Sales Charge            Index
   10000                9425                  10000
    8502                8013                   9252
   12960               12215                  12344
   14578               13740                  13572
   19027               17933                  15596
   20528               19348                  16198
   23273               21935                  20476
   26480               24957                  25406
   34390               32412                  33562
   30923               29145                  40949
   32409               30545                  51454

The Standard & Poor's 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest directly in an index.

CRABBE HUSON EQUITY FUND

         Change in Value of a $10,000 Investment in all Share Classes
                         from 10/31/1989 to 10/31/1999

Share Class               A                        B                        C                  I
                 Without       With       Without       With       Without       With
                  sales        sales       sales        sales       sales        sales
                  charge      charge       charge      charge       charge      charge
                 $32,409      $30,545     $32,177      $32,177     $32,197      $32,197      $32,815

                 Average Annual Total Returns as of 10/31/1999

Inception Date            1/31/1989                  1/27/1999                 1/27/1999        10/3/1996
Share Class                   A                          B                         C                I
                   Without         With       Without         With        Without       With
                    sales         sales        sales         sales         sales        sales
                    charge        charge       charge        charge        charge      charge
 1 Year             5.29%         (0.76)%       4.54%        (0.41)%        4.60%       3.61%       5.75%
 5 Years            9.67%          8.37%        9.51%         9.23%         9.52%       9.52%       9.94%
 10 Years          12.48%         11.81%       12.40%        12.40%        12.40%      12.40%      12.62%

                 Average Annual Total Returns as of 9/30/1999

Share Class              A                           B                           C                  I
               Without         With        Without         With        Without         With
                sales         sales         sales         sales         sales         sales
                charge        charge        charge        charge        charge        charge
 1 Year         16.88%        10.16%        16.13%        11.13%        16.13%        15.13%        17.36%
 5 Years        10.12%         8.82%         9.98%         9.70%         9.98%         9.98%        10.38%
 10 Years       12.21%        11.55%        12.14%        12.14%        12.14%        12.14%        12.34%

Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "With sales charge" returns include the maximum 5.75% charge for Class A shares and the maximum contingent deferred sales charge (CDSC) of 5% for one year and 2% for five years for Class B shares and 1% for one year for Class C shares. Class I shares (institutional shares) are offered without sales charges or contingent deferred sales charges. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class B, C and I share (newer class shares) performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception date. These Class A share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of Class B and Class C shares would have been lower.

CRABBE HUSON EQUITY FUND

INVESTMENT PORTFOLIO

October 31, 1999

    Shares                                                         Value
----------     ------------------------------------------   ------------
                            COMMON STOCKS - 88.6%
                            ---------------------
FINANCE, INSURANCE & REAL ESTATE - 10.4%
Insurance Carriers - 8.2%
   153,000     Ace, Ltd. ................................   $  2,973,937
    46,600     Aetna Life and Casualty Co. ..............      2,341,650
    30,500     MGIC Investment Corp. ....................      1,822,375
     3,900     Safeco Corp. .............................        107,250
    44,700     United Healthcare Corp. ..................      2,310,431
                                                            ------------
                                                               9,555,643
                                                            ------------
Real Estate Investment Trusts - 2.2%
   120,800     Equity Office Properties Trust ...........      2,672,700
                                                            ------------
MANUFACTURING - 34.8%
Apparel - 1.4%
    40,300     Liz Claiborne, Inc. ......................      1,612,000
                                                            ------------
Chemicals & Allied Products - 3.5%
    40,800     Smith International, Inc.(a) .............      1,410,150
    83,500     Watson Pharmaceuticals, Inc.(a) ..........      2,651,125
                                                            ------------
                                                               4,061,275
                                                            ------------
Electronic & Electrical Equipment - 1.8%
   106,500     Advanced Micro Devices, Inc. .............      2,110,031
                                                            ------------
Food & Kindred Products - 10.9%
    73,900     Dole Foods Co., Inc. .....................      1,325,581
   127,900     Flowers Industries, Inc. .................      2,158,313
    87,400     IBP, Inc. ................................      2,092,138
    52,700     PepsiCo, Inc. ............................      1,828,031
    89,600     Philip Morris Companies, Inc. ............      2,256,800
   114,500     Sara Lee Corp. ...........................      3,098,656
                                                            ------------
                                                              12,759,519
                                                            ------------
Machinery & Computer Equipment - 5.4%
    59,700     3Com Corp.(a) ............................      1,731,300
    22,300     Hewlett-Packard Co. ......................      1,651,594
    39,500     Seagate Technology, Inc.(a) ..............      1,162,781
   110,500     Tenneco Inc. .............................      1,768,000
                                                            ------------
                                                               6,313,675
                                                            ------------
Measuring & Analyzing Instruments - 4.2%
    90,100     Becton, Dickinson & Co. ..................      2,286,287
    92,300     Xerox Corp. ..............................      2,584,400
                                                            ------------
                                                               4,870,687
                                                            ------------
Miscellaneous Manufacturing - 0.3%
    29,600     Mattel, Inc. .............................        395,900
                                                            ------------
Petroleum Refining - 1.8%
    22,700     Atlantic Richfield Co. ...................      2,115,356
                                                            ------------

CRABBE HUSON EQUITY FUND

October 31, 1999

   Shares                                                             Value
---------    -------------------------------------------------   ----------
             COMMON STOCKS - (continued)
             ---------------------------
MANUFACTURING - (continued)
Primary Metal - 2.0%
   38,100   Aluminum Company of America ......................   $2,314,575
                                                                 ----------
Stone, Clay, Glass & Concrete - 1.6%
   79,200   Owens-Illinois, Inc.(a) ..........................    1,895,850
                                                                 ----------
Transportation Equipment - 1.9%
   21,100   Ford Motor Co. ...................................    1,157,863
   56,400   Lockheed Martin Corp. ............................    1,128,000
                                                                 ----------
                                                                  2,285,863
                                                                 ----------
MINING & ENERGY - 7.3%
Oil & Gas Extraction - 4.3%
  128,100   Nabors Industries, Inc.(a) .......................    2,906,269
  150,100   Union Pacific Resources Group, Inc. ..............    2,176,450
                                                                 ----------
                                                                  5,082,719
                                                                 ----------
Oil & Gas Field Services - 3.0%
   57,800   Schlumberger Ltd. ................................    3,500,513
                                                                 ----------
RETAIL TRADE - 7.0%
Food Stores - 3.4%
   73,900   Albertson's, Inc. ................................    2,683,494
   95,200   Cracker Barrel Old Country Stores, Inc. ..........    1,273,300
                                                                 ----------
                                                                  3,956,794
                                                                 ----------
General Merchandise Stores - 2.0%
   55,000   Federated Department Stores, Inc.(a) .............    2,347,812
                                                                 ----------
Restaurants - 1.6%
   80,000   Outback Steakhouse, Inc.(a) ......................    1,840,000
                                                                 ----------
SERVICES - 11.9%
Computer Related Services - 2.6%
   31,200   At Home Corp. Series A(a) ........................    1,166,100
   96,100   Convergys Corp.(a) ...............................    1,879,956
                                                                 ----------
                                                                  3,046,056
                                                                 ----------
Computer Software - 2.9%
   39,300   Oracle Systems Corp.(a) ..........................    1,869,206
  105,500   PeopleSoft, Inc.(a) ..............................    1,582,500
                                                                 ----------
                                                                  3,451,706
                                                                 ----------
Health Services - 6.4%
  216,400   Healthsouth Corp.(a) .............................    1,244,300
  219,100   Health Management Associates, Inc.(a) ............    1,944,513
   25,100   PacifiCare Health Systems, Inc.(a) ...............      989,881
  170,000   Tenet Healthcare Corp.(a) ........................    3,304,375
                                                                 ----------
                                                                  7,483,069
                                                                 ----------

CRABBE HUSON EQUITY FUND

October 31, 1999

    Shares                                                                                          Value
----------                  --------------------------------------------------------------    -----------
                                  COMMON STOCKS - (continued)
                                  ---------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 16.2%
Electric Services - 7.0%
    58,500                  American Electric Power Co., Inc. ............................   $  2,018,250
    55,300                  Duke Power Co. ...............................................      3,124,450
   133,700                  PG&E Corp. ...................................................      3,066,744
                                                                                             ------------
                                                                                                8,209,444
                                                                                             ------------
Gas Services - 4.0%
    42,300                  Columbia Energy Group ........................................      2,749,500
    46,100                  El Paso Energy Corp. .........................................      1,890,100
                                                                                             ------------
                                                                                                4,639,600
                                                                                             ------------
Telecommunication - 5.2%
    51,800                  AT&T Corp. ...................................................      2,421,650
    52,400                  MediaOne Group(a) ............................................      3,723,675
                                                                                             ------------
                                                                                                6,145,325
                                                                                             ------------
WHOLESALE TRADE - 1.0%
Durable Goods
    26,400                  Grainger (W.W.), Inc. ........................................      1,118,700
                                                                                             ------------
Total Common Stocks
 (cost of $94,336,184)(b)                                                                     103,784,812
                                                                                             ------------
       Par                            SHORT-TERM OBLIGATIONS - 10.7%
----------                            ------------------------------
$6,000,000                  Federal Farm Credit Bank Discount Note 5.160% 11/01/1999......      6,000,000
 6,479,000                  Repurchase agreement with Lehman Brothers Inc., dated
                             10/29/99, due 11/01/99 at 5.220%, collateralized by U.S.
                             Treasury bonds and/or notes with various maturities to
                             2009, market value of $6,640,792 (repurchase proceeds
                             $6,481,818)..................................................      6,479,000
                                                                                             ------------
Total Short-term obligations                                                                   12,479,000
                                                                                             ------------
OTHER ASSETS & LIABILITIES, NET - 0.7%                                                            826,524
                                                                                             ------------
NET ASSETS - 100.0%                                                                          $117,090,336
                                                                                             ============

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) Cost for federal income tax purposes is $98,063,171.

See notes to financial statements.

CRABBE HUSON MANAGED INCOME & EQUITY FUND

Challenging conditions for both stocks and bonds

For the 12 months ended October 31, 1999, Crabbe Huson Managed Income & Equity Fund had a total return of 4.22%, based on Class A shares without a sales charge. The Fund's performance reflects difficult conditions for anything other than the largest capitalization segment of the stock market -- in which the equity portion is primarily invested -- and a declining bond market during the Fund's fiscal year. In the latter part of the summer we changed the asset allocation in this Fund, increasing the fixed income portion from roughly 37% of net assets to 44%, and making a corresponding reduction in the equity portion from 58% to 51%, with the balance in cash. This was done as a conservative reaction to the increasing volatility of the equity markets.

Equity portion underperformed in a difficult market environment

In the equity portion of the Fund, the stocks were held back by the narrow breadth of the market and by the disappointing returns from holdings in the non-pharmaceutical health care sector. This industry has been ravaged by cuts in Medicare, legal problems and competition, and stocks of many health providers have dropped to extremely low levels. Our belief is that these companies will have to raise premiums to survive, which will help them return to profitability. The prices of these stocks have been driven to levels that are incredibly low, making them good candidates for our contrarian management style. The Fund has a mid-cap bias in its weighting, which is a reflection of where we have found opportunities in the past few years -- the Fund is not restricted by prospectus to a certain capitalization size.

Energy and basic materials performed well at varying times during the year

One of the Fund's largest weightings is in the energy sector, which performed well in the latter half of the period, when energy prices rose dramatically. In the first half of the period, we had a large weighting in basic materials stocks, including companies in the metals, paper and chemicals industries. These stocks did extremely well when the market broadened in the second quarter and basic materials stocks soared. For example, we had a large holding of Alcoa (1.2% of net assets) -- the world's largest aluminum company -- which rose 50% in the month of April alone. We have since tapered our basic materials holdings but still maintain positions in solid companies like Alcoa.

In technology, a focus on companies, not industries

In the technology sector, as in our general management strategy, we look for companies rather than industries. Our technology holdings are a diverse group. They include Hewlett Packard (0.8% of net assets), a diversified computer hardware firm; PeopleSoft (0.7%), which makes integrated corporate software systems, or "enterprise" software; Seagate (0.6%), a data storage manufacturer; 3Com (0.7%), a networking systems manufacturer; and Oracle (0.8%), a leader in large-scale

CRABBE HUSON MANAGED INCOME & EQUITY FUND

database software. As contrarians, we look for catalysts that can change investor perception. For example, PeopleSoft is coming out with a new version of their enterprise software package that we anticipate will have strong potential in the Year 2000. Seagate, a computer data storage company that has very strong financials and cutting-edge technology, has been subject to intense pricing pressure throughout the industry. We expect this competition to sort itself out over the next year and are optimistic about Seagate's prospects once that occurs.

Bond market hindered by rising interest rates

After a rally in bonds in the latter part of 1998, we saw interest rates increase starting in the first quarter of 1999. Over the 12-month period, the yield on the 30-year Treasury bond has risen a full percentage point, while in the 5-year range yields increased by 1.7%. And, as mentioned previously, the Federal Reserve Board raised short-term interest rates twice during the summer. When bond yields increase, their prices decrease, hurting the performance of fixed-income securities.

Fund's bond holdings outperformed during the period

The Fund's fixed-income portion was positioned somewhat defensively in anticipation of a bond market decline. For example, we lowered the Fund's duration -- a measure of sensitivity to interest rate movements -- from 5.4 years at the beginning of the period to 4.4 years at the end. In addition, we acquired lower-grade bonds at very attractive prices when their yield spread (the difference in yield between lower-grade bonds and higher-grade bonds) increased in the latter part of 1998. The increase in yield spreads occurred because uncertainty about the Asian and Russian economies caused investors to demand higher yields from riskier lower-grade bonds. Later in the year, Asia's economy improved and the spread narrowed, decreasing the difference between lower- and higher-grade bond yields. This caused the value of the Fund's lower-grade holdings to increase.

Cautious but hopeful outlook for bonds and stocks

Looking towards the next 12 months, there is increasing evidence that the U.S. economy is beginning to slow, while the global economy continues to show improvement. In the bond market, the slowing U.S. economy is a positive for interest rates. We have noticed that many large institutional investors have structured their portfolios much more defensively. As contrarians, we view this as a signal that the worst of the bond market's decline may be over, and that it may be time to begin making adjustments to position our portfolios for a potential market rally. While the potential exists for interest rates to edge up in the next few months, we plan to position the Fund for a more favorable long-term environment -- provided that there are no major surprises in the key inflation indicators. As always, our adjustments will be incremental, and we will remain vigilant to determine if any further changes in course are warranted.

CRABBE HUSON MANAGED INCOME & EQUITY FUND

In the stock market, the continued recovery in several important global economies -- especially Southeast Asia and Japan -- may help the market broaden to include small- and mid-cap companies. If the global economy continues to improve, we anticipate that an improvement in the earnings of small- and mid-sized companies will also occur because many of these companies do a great deal of business overseas. In addition, the earnings growth rates of large-cap companies have been slowing, and the earnings growth rates of smaller companies generally have been improving. Since investors tend to recognize these factors when valuing stocks, we believe that small- and mid-cap companies that show strong earnings growth have excellent long-term potential.


/s/ Garth Nisbet             /s/ Paul Rocheleau
----------------             ------------------
Garth Nisbet                 Paul Rocheleau

/s/ Robert E. Anton          /s/ Marian L. Kessler
-------------------          ---------------------
Robert E. Anton              Marian L. Kessler

Performance Information

 Crabbe Huson Managed Income & Equity Fund Investment
  Performance vs. Standard & Poor's 500 Index and the
   Lehman Brothers Government/Corporate Bond Index
Change in Value of $10,000 from 10/31/1989 - 10/31/1999
     Class A Shares, With and Without Sales Charge

[Plot Points For Mountain Chart]

Fund Without         Fund With            S&P 500      Lehman Brothers
Sales Charge         Sales Charge         Index        Index
   10000                 9525             10000            10000
    9360                 8915              9252            10550
   11658                11104             12344            12172
   12969                12353             13572            13452
   15684                14939             15596            15285
   16101                15336             16198            14576
   18194                17330             20476            16932
   19824                18883             25406            17844
   23908                22773             33562            19416
   23743                22615             40949            21412
   24748                23573             51454            21271

The Standard & Poor's 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. The Lehman Brothers Government/Corporate Bond Index is an unmanaged index that tracks the performance of a selection of U.S. government and investment grade U.S. corporate bonds. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest directly in an index.

CRABBE HUSON MANAGED INCOME & EQUITY FUND

          Change in Value of a $10,000 Investment in all Share Classes
                          from 10/31/1989 to 10/31/1999

Share Class              A                        B                        C                  I
                Without       With       Without       With       Without       With
                 sales        sales       sales        sales       sales        sales
                 charge      charge       charge      charge       charge      charge
                $24,748      $23,573     $24,604      $24,604     $24,604      $24,604      $25,040

                  Average Annual Total Returns as of 10/31/1999

Inception Date          1/31/1989                   1/27/1999                 1/27/1999          10/28/1996
Share Class                 A                           B                         C                  I
                 Without         With        Without         With        Without       With
                  sales         sales         sales         sales         sales        sales
                  charge        charge        charge        charge        charge      charge
 1 Year            4.22%       (0.73)%         3.62%       (1.36)%         3.62%       2.62%        4.75%
 5 Years           8.98%        7.92%          8.85%        8.56%          8.85%       8.85%        9.23%
 10 Years          9.48%        8.95%          9.42%        9.42%          9.42%       9.42%        9.61%

                  Average Annual Total Returns as of 9/30/1999

Inception Date         1/31/1989                  1/27/1999                  1/27/1999           10/28/1996
Share Class                A                          B                          C                   I
                  Without        With        Without        With        Without        With
                   sales         sales        sales         sales        sales         sales
                   charge       charge        charge       charge        charge       charge
 1 Year            11.46%        6.17%        10.90%        5.90%        10.90%        9.90%        11.85%
 5 Years            9.26%        8.20%         9.15%        8.87%         9.15%        9.15%         9.50%
 10 Years           9.47%        8.94%         9.42%        9.42%         9.42%        9.42%         9.59%

Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "With sales charge" returns include the maximum 5.75% charge for Class A shares and the maximum contingent deferred sales charge (CDSC) of 5% for one year and 2% for five years for Class B shares and 1% for one year for Class C shares. Class I shares (institutional shares) are offered without sales charges or contingent deferred sales charges. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class B, C and I share (newer class shares) performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception date. These Class A share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of Class B and Class C shares would have been lower.

CRABBE HUSON MANAGED INCOME & EQUITY FUND

INVESTMENT PORTFOLIO

October 31, 1999

   Shares                                                        Value
--------      ------------------------------------------   -----------
                           COMMON STOCKS - 50.5%
                           ---------------------
FINANCE, INSURANCE & REAL ESTATE - 6.0%
Insurance Carriers - 4.7%
   43,500     Ace, Ltd. ................................   $   845,531
   13,800     Aetna Life and Casualty Co. ..............       693,450
    8,900     MGIC Investment Corp. ....................       531,775
    1,100     Safeco Corp. .............................        30,250
   12,500     United Healthcare Corp. ..................       646,094
                                                           -----------
                                                             2,747,100
                                                           -----------
Real Estate Investment Trusts - 1.3%
   34,200     Equity Office Properties Trust ...........       756,675
                                                           -----------
MANUFACTURING - 19.9%
Apparel - 0.7%
   10,800     Liz Claiborne, Inc. ......................       432,000
                                                           -----------
Chemicals & Allied Products - 2.0%
   10,900     Smith International, Inc. ................       376,731
   24,600     Watson Pharmaceuticals, Inc.(a) ..........       781,050
                                                           -----------
                                                             1,157,781
                                                           -----------
Electronic & Electrical Equipment - 1.1%
   31,400     Advanced Micro Devices, Inc. .............       622,112
                                                           -----------
Food & Kindred Products - 6.2%
   21,300     Dole Foods Co., Inc. .....................       382,069
   35,400     Flowers Industries, Inc. .................       597,375
   24,200     IBP, Inc. ................................       579,287
   15,100     PepsiCo, Inc. ............................       523,781
   26,500     Philip Morris Companies, Inc. ............       667,469
   33,300     Sara Lee Corp. ...........................       901,181
                                                           -----------
                                                             3,651,162
                                                           -----------
Machinery & Computer Equipment - 3.0%
   15,200     3Com Corp.(a) ............................       440,800
    6,600     Hewlett-Packard Co. ......................       488,812
   11,300     Seagate Technology, Inc.(a) ..............       332,644
   32,600     Tenneco, Inc. ............................       521,600
                                                           -----------
                                                             1,783,856
                                                           -----------
Measuring & Analyzing Instruments - 2.4%
   26,700     Becton, Dickinson & Co. ..................       677,513
   27,300     Xerox Corp. ..............................       764,400
                                                           -----------
                                                             1,441,913
                                                           -----------
Miscellaneous Manufacturing - 0.2%
    8,400     Mattel, Inc. .............................       112,350
                                                           -----------

CRABBE HUSON MANAGED INCOME & EQUITY FUND

October 31, 1999

  Shares                                                              Value
--------    ------------------------------------------------    -----------
            COMMON STOCKS - (continued)
            ---------------------------
MANUFACTURING - (continued)
Petroleum Refining - 1.1%
   6,600   Atlantic Richfield Co. ...........................   $   615,037
                                                                -----------
Primary Metal - 1.2%
  11,200   Aluminum Company of America ......................       680,400
                                                                -----------
Stone, Clay, Glass & Concrete - 0.9%
  22,800   Owens-Illinois, Inc.(a) ..........................       545,775
                                                                -----------
Transportation Equipment - 1.1%
   6,200   Ford Motor Co. ...................................       340,225
  16,600   Lockheed Martin Corp. ............................       332,000
                                                                -----------
                                                                    672,225
                                                                -----------
MINING & ENERGY - 4.0%
Oil & Gas Extraction - 2.5%
  37,600   Nabors Industries, Inc.(a) .......................       853,050
  44,000   Union Pacific Resources Group, Inc. ..............       638,000
                                                                -----------
                                                                  1,491,050
                                                                -----------
Oil & Gas Field Services - 1.5%
  14,900   Schlumberger Ltd. ................................       902,381
                                                                -----------
RETAIL TRADE - 4.0%
Food Stores - 2.0%
  21,900   Albertson's, Inc. ................................       795,244
  28,000   Cracker Barrel Old Country Stores, Inc. ..........       374,500
                                                                -----------
                                                                  1,169,744
                                                                -----------
General Merchandise Stores - 1.1%
  14,700   Federated Department Stores, Inc.(a) .............       627,506
                                                                -----------
Restaurants - 0.9%
  23,700   Outback Steakhouse, Inc.(a) ......................       545,100
                                                                -----------
SERVICES - 6.7%
Computer Related Services - 1.5%
   9,100   At Home Corp. Series A(a) ........................       340,112
  26,200   Convergys Corp.(a) ...............................       512,537
                                                                -----------
                                                                    852,649
                                                                -----------
Computer Software - 1.6%
  10,500   Oracle Systems Corp.(a) ..........................       499,406
  29,000   PeopleSoft, Inc.(a) ..............................       435,000
                                                                -----------
                                                                    934,406
                                                                -----------

CRABBE HUSON MANAGED INCOME & EQUITY FUND

October 31, 1999

    Shares                                                            Value
----------   ------------------------------------------------   -----------
             COMMON STOCKS - (continued)
             ---------------------------
SERVICES - (continued)
Health Services - 3.6%
    61,600   Healthsouth Corp.(a) ...........................   $   354,200
    62,100   Health Management Associates, Inc.(a) ..........       551,137
     6,800   PacifiCare Health Systems, Inc.(a) .............       268,175
    50,100   Tenet Healthcare Corp.(a) ......................       973,819
                                                                -----------
                                                                  2,147,331
                                                                -----------
TRANSPORTATION, COMMUNICATION,
ELECTRIC, GAS & SANITARY SERVICES - 9.4%
Electric Services - 4.1%
    17,200   American Electric Power Co., Inc. ..............       593,400
    16,400   Duke Power Co. .................................       926,600
    39,500   PG&E Corp. .....................................       906,031
                                                                -----------
                                                                  2,426,031
                                                                -----------
Gas Services - 2.3%
    12,000   Columbia Energy Group ..........................       780,000
    13,400   El Paso Energy Corp. ...........................       549,400
                                                                -----------
                                                                  1,329,400
                                                                -----------
Telecommunication - 3.0%
    15,300   AT&T Corp. .....................................       715,275
    15,250   MediaOne Group(a) ..............................     1,083,703
                                                                -----------
                                                                  1,798,978
                                                                -----------
WHOLESALE TRADE - 0.5%
Durable Goods
     7,600   Grainger (W.W.), Inc. ..........................       322,050
                                                                -----------
Total Common Stocks
 (cost of $26,768,052)                                           29,765,012
                                                                -----------
       Par         CORPORATE FIXED INCOME BONDS - 22.1%
----------         ------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 6.7%
Depository Institutions - 1.0%
  $550,000   J.P. Morgan & Co., Inc.,
              7.625% 09/15/04 ...............................       566,484
                                                                -----------
Insurance Carriers - 1.7%
   400,000   Conseco, Inc., 7.875% 12/15/00 .................       399,436
   630,000   Lincoln National Corp.,
              6.500% 03/15/08 ...............................       590,795
                                                                -----------
                                                                    990,231
                                                                -----------

CRABBE HUSON MANAGED INCOME & EQUITY FUND

October 31, 1999

          Par                                                  Value
-------------   ---------------------------------------  -----------
                CORPORATE FIXED INCOME BONDS - (continued)
                ------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - (continued)
Nondepository Credit Institutions - 2.5%
 $  250,000     American Express Credit Corp.,
                 6.500% 08/01/00 ......................  $   250,480
    550,000     Ford Motor Credit Co.,
                6.250% 11/08/00 .......................      549,137
    655,000     General Motors Acceptance Corp.,
                 9.000% 10/15/02 ......................      693,141
                                                         -----------
                                                           1,492,758
                                                         -----------
Security Brokers & Dealers - 1.5%
    580,000     Bear Stearns Cos., Inc.,
                 6.875% 10/01/05 ......................      564,485
    350,000     Merrill Lynch & Co., Inc.,
                 6.020% 05/11/01 ......................      347,092
                                                         -----------
                                                             911,577
                                                         -----------
MANUFACTURING - 7.0%
Chemical & Allied Products - 1.0%
     20,000     E.I. DuPont De Nemours & Co.,
                 8.250% 09/15/06 ......................       21,462
    550,000     Eli Lilly & Co.,
                 8.375% 12/01/06 ......................      596,585
                                                         -----------
                                                             618,047
                                                         -----------
Fabricated Metal - 0.9%
    550,000     Snap-on, Inc.,
                 6.625% 10/01/05 ......................      539,055
                                                         -----------
Food & Kindred Products - 1.7%
    550,000     Anheuser Busch Cos., Inc.,
                 7.000% 09/01/05 ......................      543,978
    450,000     PepsiCo, Inc.,
                 5.875% 06/01/00 ......................      450,108
                                                         -----------
                                                             994,086
                                                         -----------
Machinery & Computer Equipment - 1.9%
                International Business Machines Corp.:
    540,000      5.945% 05/14/01 .....................       536,306
    600,000      7.250% 11/01/02 .....................       610,662
                                                         -----------
                                                           1,146,968
                                                         -----------
Rubber & Plastic - 0.5%
    300,000     Premark International, Inc.,
                 6.875% 11/15/08 .....................       294,303
                                                         -----------

CRABBE HUSON MANAGED INCOME & EQUITY FUND
INVESTMENT PORTFOLIO (Continued)

October 31, 1999

                                         Par                                      Value
--------------------------------------------   ---------------------------   ----------
                         CORPORATE FIXED INCOME BONDS - (continued)
                         ------------------------------------------
MANUFACTURING - (continued)
Stone, Clay, Glass & Concrete - 1.0%
                                    $650,000   Owens - Illinois, Inc.,
                                                7.350% 05/15/08 ..........   $  591,929
                                                                             ----------
RETAIL TRADE - 0.9%
Food Stores - 0.8%
                                     550,000   Kroger Co.,
                                                7.000% 05/01/18 ..........      497,882
                                                                             ----------
General Merchandise Stores - 0.1%
                                      30,000   Wal-Mart Stores, Inc.,
                                                8.000% 09/15/06 ..........       31,906
                                                                             ----------
TRANSPORTATION, COMMUNICATION,
ELECTRIC, GAS & SANITARY SERVICES -  7.4%
Cable - 0.4%
                                     200,000   Jones Intercable, Inc.,
                                                10.500% 03/01/08 .........      214,500
                                                                             ----------
Electric Services - 1.1%
                                     700,000   PacifiCorp,
                                                6.375% 05/15/08 ..........      656,698
                                                                             ----------
Sanitary Services - 1.0%
                                     600,000   WMX Technologies, Inc.,
                                                6.700% 05/01/01 ..........      573,516
                                                                             ----------
Telecommunication - 4.9%
                                     500,000   AT&T Corp.,
                                                7.750% 03/01/07 ..........      517,850
                                     650,000   CBS Corp.,
                                                7.150% 05/20/05 ..........      641,264
                                     590,000   GTE South, Inc.,
                                                6.000% 02/15/08 ..........      552,128
                                     550,000   SBC Communications, Inc.,
                                                6.250% 03/01/05 ..........      533,159
                                     660,000   US West Communications,
                                                6.625% 09/15/05 ..........      640,160
                                                                             ----------
                                                                              2,884,561
                                                                             ----------
WHOLESALE TRADE - 0.1%
Non-durable Goods
                                      30,000   Sysco Corp.,
                                                7.000% 05/01/06 .........       29,674
                                                                             ----------
Total Corporate Fixed Income Bonds
 (cost of $13,817,237)                                                       13,034,175
                                                                             ----------

CRABBE HUSON MANAGED INCOME & EQUITY FUND

October 31, 1999

        Par                                                                Value
----------    -----------------------------------------------------   ----------
                     US GOVERNMENT & AGENCIES OBLIGATIONS - 21.7%
                     --------------------------------------------
Government Agencies - 11.7%
              Federal Home Loan Mortgage Corp.:
$  349,572     9.000% 04/01/17 ....................................   $  365,648
 1,952,343     7.000% 09/01/25 ....................................    1,923,664
   538,443     7.500% 09/01/25 ....................................      539,450
   694,731     8.000% 06/01/26 ....................................      707,972
    23,128     9.250% 11/01/16 ....................................       24,356
                                                                      ----------
                                                                       3,561,090
                                                                      ----------
              Federal National Mortgage Association,
   200,000     8.250% 12/18/00 ....................................      204,374
                                                                      ----------
              Government National Mortgage Association:
   792,022     7.000% 12/15/27 ....................................      777,417
 1,787,936     7.000% 06/15/28 ....................................    1,753,840
   644,141     6.500% 11/15/28 ....................................      615,554
                                                                      ----------
                                                                       3,146,811
                                                                      ----------
Government Obligations - 10.0%
              U.S. Treasury Bonds:
   325,000     6.750% 08/15/26 ....................................      338,813
   330,000     6.500% 11/15/26 ....................................      333,868
   140,000     6.625% 02/15/27 ....................................      143,959
   125,000     6.375% 08/15/27 ....................................      124,570
    15,000     5.500% 08/15/28 ....................................       13,341
                                                                      ----------
                                                                         954,551
                                                                      ----------
              U.S. Treasury Notes:
 2,495,000     5.500% 07/31/01 ....................................    2,481,752
 2,550,000     5.250% 05/15/04 ....................................    2,477,886
                                                                      ----------
                                                                       4,959,638
                                                                      ----------
Total US Government & Agencies
 (cost of 12,466,743)                                                 12,826,464
                                                                      ----------
                            ASSET BACKED SECURITIES - 0.8%
                            ------------------------------
   500,000    Green Tree Financial Corp., Series 1997-7, Class A-5,
               6.540% 07/15/99 (cost of $499,874) .................      497,425
                                                                      ----------
TOTAL INVESTMENTS - 95.1% (cost of $53,551,906)(b).................   56,123,076
                                                                      ----------

CRABBE HUSON MANAGED INCOME & EQUITY FUND
INVESTMENT PORTFOLIO (Continued)

October 31, 1999

                                   Par                                                                   Value
--------------------------------------   --------------------------------------------------------   ----------
                                          SHORT - TERM OBLIGATIONS - 3.7%
                                          -------------------------------
  $2,155,000                             Repurchase Agreement with Lehman Brothers Inc., dated
                                          10/29/99, due 11/01/99 at 5.220%, collateralized by U.S.
                                          Treasury bonds and/or notes with various maturities to
                                          2009, market value $2,208,814 (repurchase proceeds
                                          $2,155,937) ...........................................   $ 2,155,000
                                                                                                    -----------
OTHER ASSETS & LIABILITIES, NET - 1.2%                                                                  732,845
                                                                                                    -----------
NET ASSETS - 100.0%                                                                                 $59,010,921
                                                                                                    ===========

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) Cost for federal income tax purposes is $54,435,770.


See notes to financial statements.

CRABBE HUSON REAL ESTATE INVESTMENT FUND

A difficult year for real estate investments

The past 12 months have been difficult for investors in real estate investment trusts (REITs) and other real estate-related securities. The National Association of Real Estate Investment Trusts[RegTM] (NAREIT) Equity Index had a return of negative 6.02% for the year ended October 31, 1999. Several factors have contributed to the lackluster performance of real estate securities. First, during the summer, stock market investors became jittery about rising interest rates and moved from the small- and mid-cap issues (including REITs) that had been favored in the spring back into large-capitalization stocks. Real estate holdings then performed poorly from August through October. Second, institutional real estate investors have experienced a steady outflow of funds for the past few years, as investors have favored other sectors of the stock market. Paradoxically, the fundamentals of property holdings have been strong, reflecting the continued strength of the U.S. economy.

Fund has outperformed

In the challenging conditions of the past year, the Fund has outperformed both its benchmark index (the NAREIT Equity Index) and its Lipper peer group average. For the 12-month period, the Fund's Class A shares had a total return of negative 3.73%, without a sales charge, compared to negative 4.11% for the Lipper Real Estate Funds category average.(1) The Fund's good relative performance can be attributed to careful selection of securities and our conservative, contrarian approach of buying high-quality real estate securities near the bottom of their 52-week trading range.

Holdings illustrate management style

Crabbe Huson's approach to real estate investing follows our overall management style. We use diligent, bottom-up research on a company-by-company basis to uncover overlooked, attractive companies at below-average valuations. Whereas many of our competitors look for growth at any price, we focus on the value of the assets and pay careful attention to catalysts that can cause price appreciation.

After a dismal year in 1998, the prices for REITs reached very low levels. We took the opportunity to acquire a select group of high-quality REIT holdings for the Fund at the end of 1998 and in the early part of 1999. In the first half of 1999, these securities performed well, especially in the second quarter when the stock market broadened to include a much wider range of sectors.

----------------------

(1) Lipper, Inc., a widely respected data provider for the industry, calculates an average total return for mutual funds with similar investment objectives as the Fund. The average total return calculated for funds in the Lipper Real Estate Funds category was negative 4.11% for the 12 months ended October 31, 1999. The Fund's Class A shares ranked in the second quartile for one year (ranked 50 out of 129 funds), in the second quartile for three years (ranked 24 out of 57 funds), and in the third quartile for five years (ranked 14 out of
20). Rankings do not include any sales charges. Performance for different share classes will vary with fees associated with each class. Past performance cannot guarantee future results.

CRABBE HUSON REAL ESTATE INVESTMENT FUND

We recently acquired Spieker Properties (3.1% of net assets), a real estate holding which has many of the characteristics that we are looking for. The company owns office and industrial properties all along the West Coast of the U.S., from Seattle to San Diego. The economy in this region has recovered from the Asian economic crisis in 1997 and 1998, boosting the values of Spieker's property holdings. The company has excellent management, and their lease agreements are being renewed at 20 - 30% increases. We acquired Spieker near its 52-week low at roughly $34 per share.

An advantage of the Crabbe Huson Real Estate Investment Fund is that we are not required to own only REITs, but may by prospectus own other types of real estate holdings. Another holding that we acquired in the second half of the year is Sunrise Assisted Living (4.4% of net assets), an assisted living facility owner and manager. It is not a REIT, and therefore does not have to pay out 95% of its taxable income in distributions. As a result, its total return potential can be higher than that of REIT securities, which are primarily income investments. The price of Sunrise's stock declined dramatically due to an earnings shortfall, and we acquired the stock at a deep discount to its estimated net asset value. Our acquisition of Sunrise illustrates our strategy of increasing the Fund's non-REIT holdings to better position it in an environment where REITs are underperforming.

Outlook

After several years of underperforming, in comparison to their historical average of 10 - 12% annually, real estate investments are currently trading at very attractive prices. It is very difficult to predict what will happen over the next several months, especially in a market that has become so focused on short-term performance and ever-changing economic events of dubious long-term relevance. However, we believe that real estate currently offers very good long-term potential in comparison to its relatively low level of risk.

/s/ Michael B. Stokes
----------------------
Michael B. Stokes, CFA

CRABBE HUSON REAL ESTATE INVESTMENT FUND

Performance Information


       Crabbe Huson Real Estate Investment Fund
    Investment Performance vs. NAREIT Equity Index
Change in Value of $10,000 from 4/01/1994 - 10/31/1999
     Class A Shares, With and Without Sales Charge

[Plot Points For Mountain Chart]

Fund Without         NAREIT Equity        Fund With
Sales Charge         Index                Sales Charge
   10000                10000                 9525
   10212                10170                 9727
   10392                10396                 9898
   10301                10184                 9812
   10112                10134                 9631
   10274                10165                 9786
   10062                 9976                 9584
    9700                 9630                 9239
    9434                 9299                 8986
   10058                 9978                 9581
    9859                 9760                 9391
   10038                10001                 9561
    9891                 9961                 9421
    9823                 9958                 9356
   10236                10381                 9750
   10533                10547                10033
   10785                10728                10273
   10624                10857                10120
   10807                11043                10294
   10506                10807                10007
   10430                10905                 9935
   11011                11501                10488
   11339                11690                10800
   11416                11827                10874
   11660                11762                11107
   11655                11822                11101
   11878                12128                11314
   11979                12286                11410
   12042                12378                11470
   12551                12866                11955
   12879                13090                12267
   13174                13478                12548
   13571                14092                12927
   14979                15557                14267
   15064                15731                14349
   14849                15699                14143
   14861                15665                14155
   14419                15234                13734
   14948                15682                14238
   15597                16444                14856
   16288                16952                15514
   16422                16912                15642
   17717                18387                16876
   17198                17890                16381
   17296                18277                16475
   17789                18784                16944
   17569                18614                16734
   17512                18280                16681
   18057                18682                17199
   17721                18033                16879
   17537                17880                16704
   17283                17854                16462
   16253                16695                15481
   14483                15119                13795
   15268                15975                14542
   14897                15679                14189
   15053                15910                14338
   15435                15509                14702
   15259                15185                14535
   14672                14828                13975
   14688                14762                13990
   16191                16162                15422
   16442                16518                15661
   16029                15250                15268
   15731                15734                14984
   15092                15534                14375
   14582                14944                13889
   14343                14576                13662

For the purposes of this comparison, the National Association of Real Estate Investment Trust[RegTM] (NAREIT) Equity Index is tracked from 3/31/1994, while the Fund is tracked from its inception date of 4/1/1994. The NAREIT Equity Index is an unmanaged index that tracks the performance of all equity real estate investment trusts (REITs) that trade on the New York Stock Exchange, the American Stock Exchange and the NASDAQ. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest directly in an index.

         Change in Value of a $10,000 Investment in all Share Classes
                         from 4/01/1994 to 10/31/1999

Share Class              A                        B                        C                  Z
                Without       With       Without       With       Without       With
                 sales        sales       sales        sales       sales        sales
                 charge      charge       charge      charge       charge      charge
                $14,343      $13,662     $14,280      $14,180     $14,265      $14,265      $14,378

                 Average Annual Total Returns as of 10/31/1999

Inception Date           4/1/1994                        1/27/1999                       1/27/1999               1/29/1999
Share Class                  A                               B                               C                       Z
                  Without           With          Without           With          Without           With
                   sales           sales           sales           sales           sales           sales
                   charge          charge          charge          charge          charge          charge
 1 Year            (3.73)%         (8.31)%         (4.16)%         (9.16)%         (4.26)%         (5.26)%         (3.50)%
 5 Years            8.14%           7.09%           8.04%           7.75%           8.02%           8.02%           8.19%
 Life of Fund       6.67%           5.74%           6.58%           6.45%           6.56%           6.56%           6.71%

                 Average Annual Total Returns as of 9/30/1999

Share Class                 A                               B                               C                       Z
                 Without           With          Without           With          Without           With
                  sales           sales           sales           sales           sales           sales
                  charge          charge          charge          charge          charge          charge
 1 Year           (4.50)%         (9.04)%         (4.92)%         (9.86)%         (5.02)%         (6.01)%         (4.36)%
 5 Years           7.70            6.66%           7.61%           7.31%           7.59%           7.59%           7.73%
 Life of Fund      7.10%           6.15%           7.01%           6.87%           6.99%           6.99%           7.12%

CRABBE HUSON REAL ESTATE INVESTMENT FUND

Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "With sales charge" returns include the maximum 5.75% charge for Class A shares and the maximum contingent deferred sales charge (CDSC) of 5% for one year and 2% for five years for Class B shares and 1% for life of Fund for Class B Shares and 1% for one year for Class C shares. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class B, C and Z share (newer class shares) performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception date. These Class A share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of Class B and Class C shares would have been lower.

CRABBE HUSON REAL ESTATE INVESTMENT FUND

INVESTMENT PORTFOLIO

October 31, 1999

   Shares                                                            Value
---------     ------------------------------------------------   ---------
                             COMMON STOCKS - 96.1%
                             ---------------------
FINANCE, INSURANCE & REAL ESTATE - 96.1%
Apartments - 5.3%
   12,900     Archstone Communities Trust ....................  $  258,000
    9,117     Camden Property Trust ..........................     246,729
                                                                ----------
                                                                   504,729
                                                                ----------
Diversified - 16.9%
   14,500     Castle & Cooke, Inc.(a) ........................     201,188
   20,000     Catellus Development Corp.(a) ..................     235,000
   15,000     Glenborough Realty Trust, Inc. .................     195,938
   35,000     Kennedy-Wilson, Inc.(a) ........................     339,062
   31,000     Meditrust Co. ..................................     249,937
   26,400     Trammell Crow Co.(a) ...........................     382,800
                                                                ----------
                                                                 1,603,925
                                                                ----------
Factory Outlets - 5.4%
   15,000     Pan Pacific Retail Properties, Inc. ............     273,750
   30,000     Prime Retail, Inc. .............................     238,125
                                                                ----------
                                                                   511,875
                                                                ----------
Healthcare - 9.6%
   13,700     Brookdale Living Communities, Inc.(a) ..........     169,537
   16,725     Healthcare Realty Trust, Inc. ..................     321,956
   38,000     Sunrise Assisted Living, Inc.(a) ...............     418,000
                                                                ----------
                                                                   909,493
                                                                ----------
Industrial - 6.4%
   19,000     AMB Property Corp. .............................     377,625
   12,000     Prologis Trust .................................     231,750
                                                                ----------
                                                                   609,375
                                                                ----------
Lodging - 5.6%
   36,800     Silverleaf Resorts, Inc.(a) ....................     230,000
   32,000     Sunstone Hotel Investors, Inc. .................     306,000
                                                                ----------
                                                                   536,000
                                                                ----------
Manufactured Homes - 6.8%
   28,400     Asset Investors Corp. ..........................     360,325
   58,100     Commercial Assets, Inc. ........................     290,500
                                                                ----------
                                                                   650,825
                                                                ----------
Office - 16.4%
   12,000     Brandywine Realty Trust ........................     201,750
   10,500     Crescent Real Estate Equities Co. ..............     175,219
   29,800     Equity Office Properties Trust .................     659,325
    8,500     Spieker Properties, Inc. .......................     296,969
   12,200     TrizecHahn Corp. ...............................     225,700
                                                                ----------
                                                                 1,558,963
                                                                ----------

CRABBE HUSON REAL ESTATE INVESTMENT FUND

October 31, 1999

                Shares                                                                     Value
----------------------     --------------------------------------------------------   ----------
                           COMMON STOCKS - (continued)
                           ---------------------------
FINANCE, INSURANCE & REAL ESTATE - (continued)
Regional Malls - 6.2%
  18,650                   Gilmcher Realty Trust ..................................   $  276,253
  13,640                   Simon Property Group, Inc. .............................      314,572
                                                                                      ----------
                                                                                         590,825
                                                                                      ----------
Storage - 6.4%
  25,000                   Public Storage, Inc. ...................................      603,125
                                                                                      ----------
Triple Net Lease - 11.1%
  16,000                   Capital Automotive REIT ................................      204,000
  28,500                   Correctional Properties Trust ..........................      375,844
  11,000                   Franchise Finance Corp. of America .....................      239,250
  22,937                   Prison Realty Corp. ....................................      233,671
                                                                                      ----------
                                                                                       1,052,765
                                                                                      ----------
Total Common Stocks
 (cost of $10,241,611) (b)                                                             9,131,900
                                                                                      ----------
                      Par                SHORT-TERM OBLIGATIONS - 3.6%
-------------------------                -----------------------------
$344,000                   Repurchase Agreement with Lehman Brothers Inc., dated
                           10/29/99, due 11/01/99 at 5.220%, collateralized by U.S.
                           Treasury bonds and/or notes with various maturities to
                           2009, market value $352,590 (repurchase proceeds
                           $344,150) ..............................................      344,000
                                                                                      ----------
OTHER ASSETS & LIABILITIES, NET - 0.3%                                                    30,459
                                                                                      ----------
NET ASSETS - 100.0%                                                                   $9,506,359
                                                                                      ==========

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) Cost for federal income tax purposes is $10,279,506.

See notes to financial statements.

CRABBE HUSON SMALL CAP FUND

Fund performance affected by market bias toward large-cap growth and impact of health care stocks

During the fiscal year, the Fund had a total return of negative 5.48%, based on Class A shares without a sales charge. The Fund has not performed well in the past few years, in large part because the stock market has been dominated by large-cap growth stocks, and because investors have favored growth stocks generally over value stocks. While we do seek -- and have found -- growth stocks that are reasonably priced, the Fund has had a value bias for the past several years.

The Fund was also impacted by events in the health care industry. Non-pharmaceutical health care companies, including HMOs and sub-acute care companies, have been very harshly treated by the Hospital Financial Control Authority (HFCA) -- the financial arm of Medicare. Most of the much-publicized $200 billion in Medicare savings has come from the enormous reductions in Medicare reimbursements to health care providers. As many people are aware, this has severely impacted profitability in the health care sector.

An outstanding second quarter

When the market broadened in the second quarter of this year, the Fund performed very well, posting a return of 21.94% for the quarter ended June 30, 1999. By comparison, the Russell 2000 Index, a broad-based measure of small-cap stock performance, had a total return of 15.52% during the same period. However, when the market again narrowed in August to favor large caps and became more volatile across the board, small-cap stocks declined substantially. The Fund fared poorly during this time primarily because it had a significant weighting in value-oriented stocks. These companies were shunned by investors who -- in a volatile and uncertain market -- fled to the more familiar large-cap growth issues. Also, the Fund had exposure to certain sectors that did not perform as well, including health care, and, to a lesser extent, basic materials.

Technology and energy holdings hold promise

The Fund's technology weighting at roughly 20% of net assets is the largest percentage focus of the portfolio. Most of these companies are component or circuit manufacturers that are creating entirely new designs for a variety of electronic and high-tech applications. The second largest sector is energy, at roughly 15% of net assets. In this sector, we are invested primarily in natural gas companies involved in exploration, production and service. In the past year, there has been a severe depletion of natural gas reserves and a drop in Canadian natural gas production, resulting in a significant decline in supply that created many attractive investment opportunities. We also have stocks in the basic materials sector, including the aluminum and chemicals industries. We believe that if global economies continue improving and commodity prices remain firm, basic materials companies should be profitable.

CRABBE HUSON SMALL CAP FUND

New additions to the Fund illustrate contrarian style

The concentration of the stock market's preference toward large-cap, blue chip growth companies has created many opportunities in the small- and mid-cap areas of the market. One example is Mail-Well (2.5% of net assets), a fast-growing company in the printing industry. Mail-Well is the leading conglomerate in this fragmented business, having consolidated companies in four areas: commercial printing, envelopes, labels, and printing for distributors. The firm has had strong sales and earnings growth, and we were able to acquire it after its stock dropped sharply from its mid-summer high. As a growing company, Mail-Well nicely fits our criteria of acquiring growth companies on share price weakness.

Outlook: anticipation of market broadening

We believe the stock market may broaden to include stocks of small- and mid-cap companies. One indicator is the continued recovery in several important global economies -- especially Southeast Asia and Japan. The Asian economic crisis and corresponding global deflation have significantly impacted the profitability of small- and mid-sized companies, and the earnings of large blue chip companies have been much stronger on a relative basis. If the global economy continues to improve, we anticipate that an improvement in the earnings of small- and mid-sized companies will also occur because many of these firms do a great deal of business overseas. In addition, the earnings growth rates of large-cap companies have been slowing, and the earnings growth rates of smaller companies generally have been improving. Since investors tend to recognize these factors when valuing stocks, we believe that small-cap companies that show strong earnings growth have excellent long-term potential.

/s/ James E. Crabbe           /s/ John W. Johnson
-------------------           -------------------
James E. Crabbe               John W. Johnson, CFA

CRABBE HUSON SMALL CAP FUND

Performance Information


        Crabbe Huson Small Cap Fund Investment
        Performance vs. the Russell 2000 Index
Change in Value of $10,000 from 2/29/1996 - 10/31/1999
     Class A Shares, With and Without Sales Charge

[Plot Points For Mountain Chart]

Fund Without         Russell 2000           Fund With
Sales Charge         Index                  Sales Charge
   10000                10000                 9425
   10538                10204                 9932
   11026                10750                10392
   11216                11173                10571
   11106                10714                10467
   10757                 9779                10138
   11066                10347                10429
   11016                10752                10382
   10966                10586                10336
   11345                11022                10692
   11872                11311                11189
   12215                11537                11513
   12296                11258                11589
   12205                10727                11503
   12255                10757                11550
   13386                11953                12616
   13991                12466                13187
   14628                13045                13787
   15394                13344                14509
   16484                14321                15536
   15625                13692                14727
   14747                13603                13899
   14974                13841                14113
   14232                13622                13413
   15273                14629                14395
   15307                15232                14427
   15662                15316                14761
   14443                14490                13613
   13801                14520                13007
   11717                13344                11043
    8458                10753                 7972
    9379                11595                 8839
    9590                12068                 9038
    9889                12700                 9320
   10168                13486                 9583
   10157                13666                 9573
    9175                12559                 8648
    8741                12755                 8238
    9733                13898                 9173
   10356                14100                 9761
   10658                14738                10045
   10780                14334                10160
   10401                13804                 9803
   10290                13806                 9698
    9063                13862                 8542

The Russell 2000 index is an unmanaged index that tracks the performance of small-capitalization stocks traded on the New York Stock Exchange, the American Stock Exchange, and the NASDAQ. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest directly in an index.

         Change in Value of a $10,000 Investment in all Share Classes
                         from 2/29/1996 to 10/31/1999

Share Class              A                 I
                 Without      With
                  sales       sales
                  charge     charge
                 $9,063      $8,542     $9,185

                 Average Annual Total Returns as of 10/31/1999

Inception Date           2/16/1996                10/10/1996
Share Class                  A                        I
                  Without           With
                   sales            sales
                   charge          charge
1 year            (5.48)%          (10.91)%         (5.00)%
Life of Fund      (2.51)%           (4.06)%         (2.16)%

                 Average Annual Total Returns as of 9/30/1999

Share Class                A                    I
                 Without        With
                  sales         sales
                  charge       charge
1 Year            9.72%         3.41%        10.16%
Life of Fund      0.90%        (0.73)%        1.25%

CRABBE HUSON SMALL CAP FUND

Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "With sales charge" returns include the maximum 5.75% charge for Class A shares. Class I shares (institutional shares) are offered without sales charges or contingent deferred sales charges. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class I share performance information includes returns of the Fund's Class A shares for periods prior to its inception date. These Class A share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and Class I shares.

CRABBE HUSON SMALL CAP FUND

INVESTMENT PORTFOLIO

October 31, 1999

                                  Shares                                                           Value
----------------------------------------    -----------------------------------------------   ----------
                                            COMMON STOCKS - 98.2%
                                            ---------------------
FINANCE, INSURANCE & REAL ESTATE - 9.5%
Insurance Carriers - 6.8%
                                 180,000   Mid Atlantic Medical Services, Inc.(a) ..........  $  978,750
                                  54,600   Risk Capital Holdings, Inc.(a) ..................     713,213
                                  18,000   StanCorp Financial Group, Inc. ..................     456,750
                                                                                               ---------
                                                                                               2,148,713
                                                                                               ---------
Nondepository Credit Institute - 2.7%
                                 211,500   Arcadia Financial Ltd.(a) .......................     846,000
                                                                                               ---------
MANUFACTURING - 37.8%
Apparel - 4.1%
                                 131,000   Phillips-Van Heusen .............................   1,048,000
                                  15,700   The Warnaco Group, Inc., Class A ................     223,725
                                                                                               ---------
                                                                                               1,271,725
                                                                                               ---------
Electrical Industrial Equipment - 6.0%
                                 100,400   Actel Corp.(a) ..................................   1,895,050
                                                                                               ---------
Electronic & Electrical Equipment - 1.8%
                                  76,200   Checkpoint Systems, Inc. ........................     571,500
                                                                                               ---------
Electronic Components - 2.3%
                                 228,600   HMT Technology Corp.(a) .........................     714,375
                                                                                               ---------
Machinery & Computer Equipment - 3.9%
                                 222,300   Auspex Systems, Inc.(a) .........................   1,236,544
                                                                                               ---------
Measuring & Analyzing Instruments - 5.5%
                                  76,600   Flanders Corp.(a) ...............................     193,894
                                 125,400   Input/Output, Inc.(a) ...........................     658,350
                                 132,900   Oakley, Inc.(a) .................................     863,850
                                                                                               ---------
                                                                                               1,716,094
                                                                                               ---------
Paper Products - 1.3%
                                  37,100   Longview Fibre Co. ..............................     422,012
                                                                                               ---------
Primary Metal - 7.7%
                                 112,900   Century Aluminum Co. ............................   1,016,100
                                  85,800   Ispat International NV ..........................     890,175
                                  60,400   Oregon Steel Mills, Inc. ........................     509,625
                                                                                               ---------
                                                                                               2,415,900
                                                                                               ---------
Printing & Publishing - 2.5%
                                  59,000   Mail-Well, Inc.(a) ..............................     789,125
                                                                                               ---------

CRABBE HUSON SMALL CAP FUND

October 31, 1999

                                     Shares                                                           Value
-------------------------------------------   --------------------------------------------------  ---------
                                              COMMON STOCKS - (continued)
                                              ---------------------------
MANUFACTURING - (continued)
Transportation Equipment - 2.7%
                                     53,800   Wabash National Corp. ...........................   $ 854,075
                                                                                                  ---------
MINING & ENERGY - 14.9%
Oil & Gas Extraction - 9.2%
                                     63,200   Forest Oil Corp.(a) .............................     845,300
                                    610,600   Grey Wolf, Inc.(a) ..............................   1,602,825
                                     31,900   Tom Brown, Inc.(a) ..............................     438,625
                                                                                                  ---------
                                                                                                  2,886,750
                                                                                                  ---------
Oil & Gas Field Services - 5.7%
                                     55,000   Marine Drilling Cos., Inc.(a) ...................     890,312
                                     64,100   Nuevo Energy Co.(a) .............................     909,419
                                                                                                  ---------
                                                                                                  1,799,731
                                                                                                  ---------
RETAIL TRADE - 3.1%
Apparel & Accessory Stores - 2.3%
                                     61,900   The Cato Corp. ..................................     711,850
                                                                                                  ---------
Home Furnishings & Equipment - 0.8%
                                     58,300   The Bombay Company, Inc.(a) .....................     240,488
                                                                                                  ---------
SERVICES - 15.2%
Business Services - 1.7%
                                     45,834   Safety-Kleen Corp.(a) ...........................     524,226
                                                                                                  ---------
Computer Related Services - 8.6%
                                    149,200   Mentor Graphics Corp.(a) ........................   1,202,925
                                     57,300   Sensormatic Electronics Corp. ...................     866,663
                                    207,000   Vysis, Inc.(a) ..................................     621,000
                                                                                                  ---------
                                                                                                  2,690,588
                                                                                                  ---------
Computer Software - 1.5%
                                     43,500   CCC Information Services Group Inc.(a) ..........     478,500
                                                                                                  ---------
Health Services - 3.4%
                                     96,200   Coventry Health Care Inc.(a) ....................     553,150
                                     27,000   IDEXX Labs, Inc.(a) .............................     408,375
                                    154,300   Innovative Clinical Solutions, Ltd.(a) ..........      48,219
                                    174,700   Integrated Health Services, Inc. ................      49,134
                                                                                                  ---------
                                                                                                  1,058,878
                                                                                                  ---------
TRANSPORTATION, COMMUNICATION,
ELECTRIC, GAS & SANITATION SERVICES - 16.1%
                                              Communications - 2.8%
                                     70,300   Precision Response Corp.(a) .....................     874,356
                                                                                                  ---------

CRABBE HUSON SMALL CAP FUND

October 31, 1999

              Shares                                                                                                  Value
--------------------                             ------------------------------------------------------------  ------------
                                                 COMMON STOCKS - (continued)
                                                 ---------------------------
TRANSPORTATION, COMMUNICATION,
ELECTRIC, GAS & SANITATION SERVICES - (continued)
Gas Services - 2.8%
    53,088                                        Western Gas Resources, Inc. ...............................  $    872,634
                                                                                                               ------------
Motor Freight & Warehousing - 8.7%
    53,900                                        Budget Group, Inc. Class A(a) .............................       377,300
    56,100                                        J.B. Hunt Transport Services, Inc. ........................       722,287
    96,900                                        Yellow Corp. ..............................................     1,647,300
                                                                                                               ------------
                                                                                                                  2,746,887
                                                                                                               ------------
Telecommunication - 1.8%
    66,200                                        PageMart Wireless, Inc. Class A(a) ........................       368,237
    57,400                                        PictureTel Corp.(a) .......................................       200,900
                                                                                                               ------------
                                                                                                                    569,137
                                                                                                               ------------
WHOLESALE TRADE - 1.6%
Nondurable Goods
    41,300                                        Fleming Co., Inc. .........................................       493,019
                                                                                                               ------------
Total Common Stocks (cost of $50,798,042)(b)                                                                     30,828,157
                                                                                                               ------------
              Par
-----------------
                                                                 SHORT-TERM OBLIGATIONS - 11.5%
                                                                 ------------------------------
$3,605,000                                        Repurchase agreement with Lehman Brothers Inc., dated
                                                   10/29/99, due at 11/01/99 at 5.220%, collateralized by
                                                   U.S. Treasury bonds and/or notes with various maturities to
                                                   2009, market value $3,695,023 (repurchase proceeds
                                                   $3,606,568) ...............................................    3,605,000
                                                                                                               ------------
OTHER ASSETS & LIABILITIES, NET - (9.7)%                                                                         (3,057,630)
                                                                                                               ------------
NET ASSETS - 100.0%                                                                                            $ 31,375,527
                                                                                                               ============

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing security.
(b) Cost for federal income tax purposes is $51,028,887.

See notes to financial statements.

CRABBE HUSON SPECIAL FUND

Fund performance affected by market bias toward large-cap growth and impact of health care stocks

During the fiscal year, the Fund had a total return of negative 13.95%, based on Class A shares without a sales charge. The Fund has not performed well in the past few years, in large part because the stock market has been dominated by large-cap growth stocks, and because investors have favored growth stocks generally over value stocks. While we do seek -- and have found -- growth stocks that are reasonably priced, the Fund has had a value bias for the past several years.

The Fund was also impacted by events in the health care industry. Non-pharmaceutical health care companies, including HMOs and sub-acute care companies, have been very harshly treated by the Hospital Financial Control Authority (HFCA) -- the financial arm of Medicare. Most of the much-publicized $200 billion in Medicare savings has come from the enormous reductions in Medicare reimbursements to health care providers. As many people are aware, this has severely impacted profitability in the health care sector.

"Short selling" techniques not used in 1999

The Fund experienced an especially difficult year in 1998 because of "short selling" strategies that did not achieve their goals. Short selling is a common market strategy that allows investors to sell an unowned stock in anticipation of a price decline with the intent to buy it back at a lower price. It is typically used to hedge downside risk. We have not employed this strategy in the Special Fund in 1999.

An outstanding second quarter

When the market broadened in the second quarter of this year, the Fund performed very well, posting a return of 29.61% for the quarter ended June 30, 1999. By comparison, the Russell 2000 Index, a broad-based measure of small-cap stock performance, had a total return of 15.52% during the same period. However, when the market again narrowed in August to favor large caps and became more volatile across the board, small-cap stocks declined substantially. The Fund fared poorly during this time primarily because it had a significant weighting in value-oriented stocks. These companies were shunned by investors who -- in a volatile and uncertain market -- fled to the more familiar large-cap growth issues. Also, the Fund had exposure to certain sectors that did not perform as well, including health care, and, to a lesser extent, basic materials.

Technology and energy holdings hold promise

The Fund's technology holdings, at roughly 20% of net assets, are an important part of the portfolio. Most of these companies are component or circuit manufacturers that are creating entirely new designs for a variety of electronic and high-tech applications. Another large sector is mining and energy, at roughly 24% of net assets. In this sector, we are invested primarily in natural gas companies involved in

CRABBE HUSON SPECIAL FUND

exploration, production and service. In the past year, there has been a severe depletion of natural gas reserves and a drop in Canadian natural gas production, resulting in a significant decline in supply that created many attractive investment opportunities. We also have stocks in the basic materials sector, including the aluminum and chemicals industries. We believe that if global economies continue improving and commodity prices remain firm, basic materials companies should be profitable.

New additions to the Fund illustrate contrarian style

The concentration of the stock market's preference toward large-cap, blue chip growth companies has created many opportunities in the small- and mid-cap areas of the market. One example is Mail-Well (1.2% of net assets), a fast-growing company in the printing industry. Mail-Well is the leading conglomerate in this fragmented business, having consolidated companies in four areas: commercial printing, envelopes, labels, and printing for distributors. The firm has had strong sales and earnings growth, and we were able to acquire it after its stock dropped sharply from its mid-summer high. As a growing company, Mail-Well nicely fits our criteria of growth at a reasonable price.

Outlook: anticipation of market broadening

We believe the stock market may broaden to include stocks of small- and mid-cap companies. One indicator is the continued recovery in several important global economies -- especially Southeast Asia and Japan. The Asian economic crisis and corresponding global deflation have significantly impacted the profitability of small- and mid-sized companies, and the earnings of large blue chip companies have been much stronger on a relative basis. If the global economy continues to improve, we anticipate that an improvement in the earnings of small- and mid-sized companies should also occur. In addition, the earnings growth rates of large-cap companies have been slowing, and the earnings growth rates of smaller companies generally have been improving. Since investors tend to recognize these factors when valuing stocks, we believe that small-cap companies that show strong earnings growth have excellent long-term potential.

/s/ James E. Crabbe           /s/ John W. Johnson
-------------------           -------------------
James E. Crabbe               John W. Johnson, CFA

CRABBE HUSON SPECIAL FUND

Performance Information

          Crabbe Huson Special Fund Investment
         Performance vs. the Russell 2000 Index
Change in Value of $10,000 from 10/31/1989 - 10/31/1999
      Class A Shares, With and Without Sales Charge

[Plot Points For Mountain Chart]

Fund Without         Fund With               Russell 2000
Sales Charge         Sales Charge            Index
    9425                 10000                10000
    8398                  8910                 7272
   12561                 13328                11536
   13580                 14408                12631
   19201                 20372                16725
   23502                 24935                16666
   23920                 25379                19725
   25123                 26656                23001
   31811                 33752                29747
   17496                 18563                26225
   15053                 15971                30123

The Russell 2000 index is an unmanaged index that tracks the performance of small-capitalization stocks traded on the New York Stock Exchange, the American Stock Exchange, and the NASDAQ. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest directly in an index.

                 Average Annual Total Returns as of 10/31/1999

Inception Date             4/9/1987
Share Class                    A
                    Without           With
                     sales            sales
                    charge           charge
1 Year             (13.95)%         (18.90)%
5 Years             (8.52)%          (9.60)%
10 Years             4.79%            4.17%

                 Average Annual Total Returns as of 9/30/1999

Share Class                A
                 Without         With
                  sales         sales
                 charge         charge
1 Year            3.13%        (2.80)%
5 Years          (5.00)%       (6.12)%
10 Years          6.18%         5.55%

Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "With sales charge" returns include the maximum 5.75% charge for Class A shares.

Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

CRABBE HUSON SPECIAL FUND

INVESTMENT PORTFOLIO

October 31, 1999

                                  Shares                                                            Value
----------------------------------------   -------------------------------------------------   ----------
                                            COMMON STOCKS - 118.7%
                                            ----------------------
FINANCE, INSURANCE & REAL ESTATE - 15.6%
Insurance Carriers - 9.2%
                                 346,800   Mid Atlantic Medical Services, Inc.(a) ..........   $1,885,725
                                 189,700   Risk Capital Holdings, Inc.(a) ..................    2,477,956
                                                                                               ----------
                                                                                                4,363,681
                                                                                               ----------
Nondepository Credit Institute - 6.4%
                                 754,900   Arcadia Financial Ltd.(a) .......................    3,019,600
                                                                                               ----------
MANUFACTURING - 44.8%
Apparel - 4.0%
                                 236,700   Phillips-Van Heusen .............................    1,893,600
                                                                                               ----------
Chemicals & Allied Products - 1.1%
                                  34,600   Wellman, Inc. ...................................      521,163
                                                                                               ----------
Electrical Industrial Equipment - 4.8%
                                 120,200   Actel Corp.(a) ..................................    2,268,775
                                                                                               ----------
Electronic & Electrical Equipment - 1.9%
                                 119,900   Checkpoint Systems, Inc. ........................      899,250
                                                                                               ----------
Electronic Components - 2.2%
                                 331,400   HMT Technology Corp.(a) .........................    1,035,625
                                                                                               ----------
Machinery & Computer Equipment - 3.5%
                                 300,000   Auspex Systems, Inc.(a) .........................    1,668,750
                                                                                               ----------
Measuring & Analyzing Instruments - 2.7%
                                 194,300   Oakley, Inc.(a) .................................    1,262,950
                                                                                               ----------
Paper Products - 6.9%
                                 287,300   Longview Fibre Co.(a) ...........................    3,268,038
                                                                                               ----------
Primary Metal - 12.6%
                                 206,900   Century Aluminum Co. ............................    1,862,100
                                 229,900   Ispat International NV ..........................    2,385,212
                                 207,300   Oregon Steel Mills, Inc. ........................    1,749,094
                                                                                               ----------
                                                                                                5,996,406
                                                                                               ----------
Printing & Publishing - 1.2%
                                  43,300   Mail-Well, Inc.(a) ..............................      579,138
                                                                                               ----------
Transportation Equipment - 3.9%
                                 118,000   Wabash National Corp. ...........................    1,873,250
                                                                                               ----------

CRABBE HUSON SPECIAL FUND

October 31, 1999

                                      Shares                                                             Value
--------------------------------------------   -------------------------------------------------   -----------
                                            COMMON STOCKS - (continued)
                                            ---------------------------
MINING & ENERGY - 23.7%
Oil & Gas Extraction - 16.2%
                                     222,500   Forest Oil Corp.(a) .............................   $2,975,938
                                     924,900   Grey Wolf, Inc.(a) ..............................    2,427,863
                                     263,165   Santa Fe Corp.(a) ...............................    2,269,798
                                                                                                   ----------
                                                                                                    7,673,599
                                                                                                   ----------
Oil & Gas Field Services - 7.5%
                                     124,900   Marine Drilling Co., Inc.(a) ....................    2,021,819
                                     109,500   Nuevo Energy Co.(a) .............................    1,553,531
                                                                                                   ----------
                                                                                                    3,575,350
                                                                                                   ----------
RETAIL TRADE - 1.0%
Home Furnishings & Equipment
                                     120,900   The Bombay Company, Inc.(a) .....................      498,712
                                                                                                   ----------
SERVICES - 18.4%
Business Services - 1.6%
                                      67,400   Safety-Kleen Corp.(a) ...........................      770,887
                                                                                                   ----------
Computer Related Services - 8.7%
                                     178,900   Mentor Graphics Corp.(a) ........................    1,442,381
                                     167,000   Sensormatic Electronics Corp. ...................    2,525,875
                                      61,500   Vysis, Inc.(a) ..................................      184,500
                                                                                                   ----------
                                                                                                    4,152,756
                                                                                                   ----------
Health Services - 8.1%
                                     538,000   Coventry Health Care Inc.(a) ....................    3,093,500
                                      43,400   IDEXX Labs, Inc.(a) .............................      656,425
                                      62,800   Innovative Clinical Solutions, Ltd.(a) ..........       19,625
                                     199,500   Integrated Health Services, Inc. ................       56,109
                                                                                                   ----------
                                                                                                    3,825,659
                                                                                                   ----------
TRANSPORTATION, COMMUNICATION,
ELECTRICITY, GAS & SANITARY SERVICES - 10.5%
Motor Freight & Warehousing - 8.2%
                                      60,400   J.B. Hunt Transport Services, Inc. ..............      777,650
                                     182,600   Yellow Corp. ....................................    3,104,200
                                                                                                   ----------
                                                                                                    3,881,850
                                                                                                   ----------
Telecommunication - 2.3%
                                      99,600   PageMart Wireless, Inc.(a) ......................      554,025
                                     160,900   PictureTel Corp.(a) .............................      563,150
                                                                                                   ----------
                                                                                                    1,117,175
                                                                                                   ----------

CRABBE HUSON SPECIAL FUND

October 31, 1999

                 Shares                                                                 Value
-----------------------  -------------------------------------------------------  -----------
                         COMMON STOCKS - (continued)
                         ---------------------------
WHOLESALE TRADE - 4.7%
Nondurable Goods
   185,700               Fleming Co., Inc. .....................................  $ 2,216,794
                                                                                  -----------
Total Common Stocks
 (cost of $85,710,753)(b)                                                          56,363,008
                                                                                  -----------

                 Par
----------------------
                                      SHORT-TERM OBLIGATIONS - 0.4%
                                      -----------------------------
$  171,000               Repurchase agreement with Lehman Brothers Inc. dated
                          10/29/99, due 11/01/99 at 5.220% collateralized by U.S.
                          Treasury bonds and/or notes with various maturities to
                          2009, market value $175,270 (repurchase proceeds
                          $171,074) ............................................      171,000
                                                                                 ------------
OTHER ASSETS & LIABILITIES, NET - (19.1)%                                          (9,062,152)
                                                                                 ------------
NET ASSETS - 100.0%                                                              $ 47,471,856
                                                                                 ============

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing security.
(b) Cost for federal income tax purposes is $86,161,545.

See notes to financial statements.

CRABBE HUSON CONTRARIAN INCOME FUND

Fund outperformed, reflecting conservative contrarian approach

During the period, Crabbe Huson Contrarian Income Fund had a total return of 0.42%, based on Class A shares without a sales charge. By comparison, the Fund's benchmark, the Lehman Brothers Government Corporate Index, had a total return of negative 0.66% for the same period. The average return for funds in the Lipper Corporate Debt Funds A-Rated category was negative 0.93%. The Fund ranked in the top 17% of its Lipper peer group for the year and was the top-ranked fund for the three-year period.(1)

We believe the Fund outperformed the Index and its Lipper average in part because it was positioned somewhat defensively in anticipation of a bond market decline. For example, we lowered the Fund's duration, a measure of sensitivity to interest rate movements, from 5.4 years at the beginning of the period to 4.4 years at the end. In addition, we increased our holdings of lower-grade bonds when their yield spread, the difference in yield between lower-grade bonds and higher-grade bonds, increased in the latter part of 1998. The increase in yield spreads occurred because uncertainty about the Asian and Russian economies caused investors to demand higher yields from riskier lower-grade bonds. As a result, we acquired these holdings at relatively good prices. Later in the year, Asia's economy improved and the spread narrowed, decreasing the difference between lower- and higher-grade bond yields. This caused the value of the Fund's lower-grade holdings to increase. Despite the changes we have made, the Fund remains a well-diversified, high-quality portfolio, with ratings of A+ by Standard & Poor's and A1 by Moody's.

Bond sector, in general, hurt by rising interest rates

After a rally in bonds in the latter part of 1998, we saw interest rates increase beginning in the first quarter of 1999. Over the 12-month period, the yield on the 30-year Treasury bond rose a full percentage point, while in the 5-year range yields increased by 1.7%. Short-term interest rates also increased when the Federal Reserve Board (the "Fed") implemented two quarter-point rate increases during the summer. When bond yields increase, their prices decrease, hurting the performance of fixed-income securities.

The rise in bond yields over the past year has come primarily in response to events in the U.S. and global economies. Commodity prices worldwide have increased, including the prices of steel, oil, and chemicals, and the economies of Southeast Asia

----------------------

(1) Lipper, Inc., a widely respected data provider for the industry, calculates an average total return for mutual funds with similar investment objectives as the Fund. The average total return calculated for funds in the Lipper Corporate Debt Funds A-Rated category was negative 0.93% for the 12 months ended October 31, 1999. The Fund's Class A shares ranked in the first quartile for one year (ranked 27 out of 160 funds), in the first quartile for three years (ranked 1 out of 132 funds), in the first quartile for five years (ranked 19 out of 97), and in the third quartile for 10 years (ranked 32 out of 42). Rankings do not include any sales charges. Performance for different share classes will vary with fees associated with each class. Past performance cannot guarantee future results.

CRABBE HUSON CONTRARIAN INCOME FUND

and Japan have staged a dramatic recovery. In the U.S., we have seen continued positive economic growth, low unemployment, and low inflation. These factors have caused concern among bond investors that inflation could potentially begin to increase as the economy becomes "overheated." An increase in inflation would be detrimental for bond performance because rising prices can erode the buying power for fixed-income investors, making bonds less attractive. However, despite the continued expansion of the U.S. economy -- the duration of which is nearing an all-time record -- and the tight labor market that has existed for the past few years, inflation has been kept at bay because of significant increases in productivity driven by technological advances. We believe that this productivity rise, along with the Fed's rate increases (which have a slowing effect on economic growth), can have a positive impact for bonds over the long term by keeping inflation under control.

Cautious but hopeful outlook

Looking towards the next 12 months, there is evidence building that the U.S. economy is beginning to slow. Several interest-rate-sensitive sectors in the economy, including housing, autos and manufacturing, have slowed in response to Fed interest rate hikes, and employment growth is slowing.

Regarding the bond market, we have noticed that many large institutional investors have structured their portfolios much more defensively. As contrarians, we view this as a signal that the worst may be over, and that it may be time to begin making adjustments to position our portfolios for a potential market rally. While the potential exists for interest rates to edge up in the next few months, we plan to position the Fund for a more favorable long-term environment -- provided that there are no major surprises in the key inflation indicators. As always, our adjustments will be incremental, and we will remain vigilant to determine if any further changes in course are warranted.

/s/ Garth R. Nisbet          /s/ Paul C. Rocheleau
--------------------         ---------------------
Garth R. Nisbet, CFA         Paul C. Rocheleau

CRABBE HUSON CONTRARIAN INCOME FUND

Performance Information

Change in Value of $10,000 from 10/31/1989 - 10/31/1999
      Class A Shares, With and Without Sales Charge

[Plot Points For Mountain Chart]

Fund Without         Fund With               Lehman Brothers
Sales Charge         Sales Charge            Index
   10000                 9525                   10000
   10443                 9947                   10550
   11854                11291                   12172
   13008                12391                   13452
   14014                13348                   15285
   13634                12987                   14576
   15259                14535                   16932
   16013                15253                   17844
   17655                16816                   19416
   19634                18701                   21412
   19714                18778                   21271

The Lehman Brothers Government/Corporate Bond Index is an unmanaged index that tracks the performance of a selection of U.S. government and investment grade U.S. corporate bonds. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest directly in an index.

         Change in Value of a $10,000 Investment in all Share Classes
                         from 10/31/1989 to 10/31/1999

Share Class            A                    B                    C               Z          I
               Without     With     Without     With     Without     With
                sales      sales     sales      sales     sales      sales
                charge    charge     charge    charge     charge    charge
               $19,714   $18,778    $19,640   $19,640    $19,694   $19,694    $19,662    $19,847

                 Average Annual Total Returns as of 10/31/1999

Inception Date       1/31/1989               9/15/1999               9/15/1999         9/15/1999   10/1/1998
Share Class              A                       B                       C                 Z           I
               Without       With      Without       With      Without       With
                sales       sales       sales       sales       sales       sales
                charge      charge      charge      charge      charge      charge
1 Year           0.42%     (4.35)%       0.04%     (4.63)%       0.31%     (0.62)%       0.15%       0.90%
5 Years          7.65%      6.61%        7.57%      7.27%        7.63%      7.63%        7.60%       7.80%
10 Years         7.02%      6.50%        6.98%      6.98%        7.01%      7.01%        6.99%       7.10%

                 Average Annual Total Returns as of 9/30/1999

Share Class              A                           B                           C                   Z            I
              Without         With        Without         With        Without         With
               sales         sales         sales         sales         sales         sales
               charge        charge        charge        charge        charge        charge
1 Year        (0.39)%       (5.12)%       (0.68)%       (5.28)%       (0.64)%       (1.56)%       (0.72)%       0.08%
5 Years        7.70%         6.66%         7.64%         7.34%         7.65%         7.65%         7.63%        7.80%
10 Years       7.18%         6.66%         7.15%         7.15%         7.15%         7.15%         7.15%        7.23%

CRABBE HUSON CONTRARIAN INCOME FUND

Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "With sales charge" returns include the maximum 4.75% charge for Class A shares and the maximum contingent deferred sales charge (CDSC) of 5% for one year and 2% for five years for Class B shares and 1% for one year for Class C shares. Class I shares (institutional shares) are offered without sales charges or contingent deferred sales charges. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class B, C, I and Z share (newer class shares) performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception date. These Class A share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of Class B and Class C shares would have been lower.

CRABBE HUSON CONTRARIAN INCOME FUND

INVESTMENT PORTFOLIO

October 31, 1999

        Par                                                                           Value
-----------     -----------------------------------------------------------------   -------
                              CORPORATE FIXED INCOME BONDS - 51.9%
                              ------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 12.0%
Depository Institutions - 2.4%
   $100,000     Citicorp, 6.375% 11/15/08 .......................................  $ 94,311
    100,000     J.P. Morgan & Co., Inc., 7.625% 09/15/04 ........................   102,997
                                                                                   --------
                                                                                    197,308
                                                                                   --------
Financial Services - 0.6%
     50,000     Sears, Roebuck & Co. Acceptance Corp., 6.930% 11/15/02 ..........    49,680
                                                                                   --------
Insurance Carriers - 2.3%
     50,000     American General Finance Corp., 6.200% 03/15/03 .................    48,895
     50,000     Conseco, Inc., 7.875% 12/15/00 ..................................    49,929
    100,000     Lincoln National Corp., 6.500% 03/15/08 .........................    93,777
                                                                                   --------
                                                                                    192,601
                                                                                   --------
Nondepository Credit Institute - 4.9%
    100,000     American Express Credit Corp., 6.500% 08/01/00 ..................   100,192
    100,000     Ford Motor Credit Co., 6.250% 11/08/00 ..........................    99,843
    100,000     General Motors Acceptance Corp., 9.000% 10/15/02 ................   105,823
    100,000     Household Finance Corp., 6.000% 05/08/00 ........................    99,888
                                                                                   --------
                                                                                    405,746
                                                                                   --------
Security Brokers & Dealers - 1.8%
    100,000     Bear Stearns Cos., Inc., 6.875% 10/01/05 ........................    97,325
     50,000     Merrill Lynch & Co., Inc., 6.020% 05/11/01 ......................    49,584
                                                                                   --------
                                                                                    146,909
                                                                                   --------
MANUFACTURING - 16.0%
Chemicals & Allied Products - 5.1%
    100,000     E.I. DuPont De Nemours & Co., 8.250% 09/15/06 ...................   107,309
    100,000     Eli Lilly & Co., 8.375% 12/01/06 ................................   108,470
    100,000     IMC Global, Inc., 7.400% 11/01/02 ...............................    99,244
    100,000     Upjohn Co., 5.875% 04/15/00 .....................................    99,994
                                                                                   --------
                                                                                    415,017
                                                                                   --------
Fabricated Metal - 1.1%
     90,000     Snap-on, Inc., 6.625% 10/01/05 ..................................    88,209
                                                                                   --------
Food & Kindred Products - 3.6%
    100,000     Anheuser Busch Cos., Inc., 7.000% 09/01/05 ......................    98,905
    100,000     Diageo Capital Place, 7.250% 11/01/09 ...........................   100,175
    100,000     PepsiCo, Inc., 5.875% 06/01/00 ..................................   100,024
                                                                                   --------
                                                                                    299,104
                                                                                   --------

CRABBE HUSON CONTRARIAN INCOME FUND

October 31, 1999

       Par                                                                    Value
---------    -----------------------------------------------------------   --------
                 CORPORATE FIXED INCOME BONDS (continued)
                 ----------------------------------------
MANUFACTURING - (continued)
Machinery & Computer Equipment - 3.6%
             International Business Machines Corp.:
  $100,000    5.945% 05/14/01 ..........................................  $ 99,316
   100,000    7.250% 11/01/02 ..........................................   101,777
   100,000   Raytheon Co., 6.150% 11/01/08 .............................    90,291
                                                                          --------
                                                                           291,384
                                                                          --------
Miscellaneous Manufacturing - 0.6%
    50,000   Cooper Industries, Inc., 6.375% 05/08/08 ..................    46,613
                                                                          --------
Rubber & Plastic - 1.2%
   100,000   Premark International, Inc., 6.875% 11/15/08 ..............    98,101
                                                                          --------
Stone, Clay, Glass & Concrete - 0.8%
    75,000   Owens-Illinois, Inc., 7.350% 05/15/08 .....................    68,299
                                                                          --------
MINING & ENERGY - 2.3%
Oil & Gas Extraction - 1.2%
   100,000   Occidental Petroleum Corp., 6.750% 11/15/02 ...............    98,876
                                                                          --------
Oil & Gas Field Services - 1.1%
   100,000   Enron Corp., 6.725% 11/17/08 ..............................    92,144
                                                                          --------
RETAIL TRADE - 4.7%
Food Stores - 2.2%
   100,000   Kroger Co., 7.000% 05/01/18 ...............................    90,524
   100,000   Safeway, Inc., 6.500% 11/15/08 ............................    93,622
                                                                          --------
                                                                           184,146
                                                                          --------
General Merchandise Stores - 2.5%
    50,000   Kmart Corp., 7.700% 07/02/02 ..............................    48,739
    50,000   Saks, Inc., 8.250% 11/15/08 ...............................    47,355
   100,000   Wal-Mart Stores, Inc., 8.000% 09/15/06 ....................   106,352
                                                                          --------
                                                                           202,446
                                                                          --------
SERVICES - 2.4%
Amusement & Recreation - 0.6%
    50,000   Circus Circus Enterprises, Inc., 9.250% 12/01/05 ..........    50,000
                                                                          --------
Auto Repair Services & Parking - 0.6%
    50,000   Hertz Corp. 6.625% 05/15/08 ...............................    47,387
                                                                          --------
Business Services - 1.2%
   100,000   Comdisco, Inc., 6.650% 11/13/01 ...........................    98,694
                                                                          --------
TRANSPORTATION, COMMUNICATION, ELECTRIC
GAS & SANITARY SERVICES - 13.3%
Broadcasting - 0.6%
    50,000   USA Networks, Inc., 6.750% 11/15/05 .......................    47,761
                                                                          --------

CRABBE HUSON CONTRARIAN INCOME FUND

October 31, 1999

      Par                                                                         Value
---------     -------------------------------------------------------------   ---------
                     CORPORATE FIXED INCOME BONDS (continued)
                     ----------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC
GAS & SANITARY SERVICES - (continued)
Cable - 0.6%
  $ 50,000   Jones Intercable, Inc., 10.500% 03/01/08 .....................   $  53,625
                                                                              ---------
Communications - 0.6%
    50,000   Sprint Corp., 6.125% 11/15/05 ................................      46,337
                                                                              ---------
Electric Services - 2.4%
    50,000   Indiana Michigan Power Co., 6.450% 11/10/08 ..................      46,712
   100,000   Kentucky Power Co., 6.450% 11/10/08 ..........................      94,052
    55,000   NorAm Energy Corp., 6.375% 11/01/03 ..........................      53,146
                                                                              ---------
                                                                                193,910
                                                                              ---------
Motor Freight & Warehousing - 1.3%
   115,000   Ryder System Inc., 6.500% 05/15/05 ...........................     108,140
                                                                              ---------
Railroad - 0.6%
    50,000   Union Pacific Corp., 6.790% 11/09/07 .........................      47,851
                                                                              ---------
Sanitary Services - 1.2%
   100,000   WMX Technologies, Inc., 6.700% 05/01/01 ......................      95,586
                                                                              ---------
Telecommunication - 6.0%
    80,000   AT&T Corp., 7.750% 03/01/07 ..................................      82,856
    75,000   CBS Corp., 7.150% 05/20/05 ...................................      73,992
    50,000   Comcast Cable Communications, Inc., 6.200% 11/15/08 ..........      46,178
   100,000   GTE South, Inc., 6.000% 02/15/08 .............................      93,581
   100,000   SBC Communications, Inc., 6.250% 03/01/05 ....................      96,938
   100,000   US West Communications, 6.625% 09/15/05 ......................      96,994
                                                                              ---------
                                                                                490,539
                                                                              ---------
WHOLESALE TRADE - 1.2%
Nondurable Goods
  100,000   Sysco Corp., 7.000% 05/01/06 .................................       98,914
                                                                             ---------
Total Corporate Fixed Income Bonds
(cost of $4,317,086)                                                          4,255,327
                                                                              ---------
                     U.S.GOVERNMENT & AGENCIES OBLIGATIONS - 45.7%
                     ---------------------------------------------
Government Agencies - 21.0%
            Federal Home Loan Mortgage Corp.:
    42,488    9.500% 10/01/16 .............................................      44,694
    59,948    9.000% 04/01/17 .............................................      62,705
    57,452    7.500% 09/01/25 .............................................      57,559
    90,080    7.000% 11/01/25 .............................................      88,757
    74,435    8.000% 06/01/26 .............................................      75,854
   126,257    7.000% 03/01/27 .............................................     124,402
                                                                              ---------
                                                                                453,971
                                                                              ---------

CRABBE HUSON CONTRARIAN INCOME FUND

October 31, 1999

      Par                                                                    Value
--------     ---------------------------------------------------------  ----------
             U.S. GOVERNMENT & AGENCIES OBLIGATIONS (continued)
             --------------------------------------------------
Government Agencies - (continued)
             Federal National Mortgage Association,
$  64,146     9.250% 9/1/16 .........................................   $   67,233
                                                                        ----------
             Government National Mortgage Association:
  859,426     7.000% 6/15/28 ........................................      843,037
  381,713     6.500% 11/15/28 .......................................      364,773
                                                                        ----------
                                                                         1,207,810
                                                                        ----------
Government Obligations - 24.7%
             U S Treasury Bond,
   75,000      5.250% 2/15/29 ........................................      64,828
             U S Treasury Notes:
  300,000      5.500% 7/31/01 ........................................     298,407
1,275,000      5.500% 8/31/01 ........................................   1,268,026
  400,000      6.125% 8/15/29 ........................................     398,248
                                                                        ----------
                                                                         2,029,509
                                                                        ----------
Total U.S. Government & Agency Obligations
 (cost of $3,811,228)                                                    3,758,523
                                                                        ----------
                         ASSET BACKED SECURITIES - 1.6%
                         ------------------------------
  130,000    Green Tree Financial Corp., Series 1997-7, Class A-5,
              6.540% 7/15/19 (cost of $128,055) .....................      129,331
                                                                        ----------
Total Investments
 (cost of $8,256,369)(a)                                                 8,143,181
                                                                        ----------
                         SHORT-TERM OBLIGATIONS - 1.1%
                         -----------------------------
   91,000    Repurchase agreement with Lehman Brothers Inc., dated
              10/29/99, due 11/01/99 at 5.220%, collateralized by U.S.
              Treasury bonds and/or notes with various maturities to
              2009, market value of $93,272 (repurchase proceeds
              $91,039) ..............................................       91,000
                                                                        ----------
OTHER ASSETS & LIABILITIES, NET - (0.3)%                                   (26,980)
                                                                        ----------
NET ASSETS - 100.0%                                                     $8,207,201
                                                                        ----------

NOTES TO INVESTMENT PORTFOLIO:
(a) Cost for federal income tax purposes is $8,256,749.

See notes to financial statements.

CRABBE HUSON OREGON TAX-FREE FUND

Municipal bond market subject to general fixed-income environment

The past year has been a difficult one for the bond market in general, but it has been especially hard for municipal bond investors. The rise in bond yields over the past year has come primarily in response to events in the U.S. and global economies. Commodity prices worldwide have increased -- including the prices of steel, oil, and chemicals -- and the economies of Southeast Asia and Japan have staged a dramatic recovery. In the U.S., we have seen continued positive economic growth, low unemployment, and low inflation. These factors have caused concern among bond investors that inflation could potentially begin to increase as the economy becomes "overheated." An increase in inflation would be detrimental for bond performance because rising prices can erode the buying power for fixed-income investors, making bonds less attractive.

In the municipal market, the negative impact of rising interest rates has been compounded by a lack of demand for municipals from both institutional and individual investors. Moreover, we have seen a significant increase in supply, caused by the booming Oregon and national economies. As a result, municipal bonds generally have underperformed their Treasury counterparts over the 12-month period.

Performance reflects general market conditions

For the 12 months ended October 31, 1999, the Fund had a total return of negative 4.70%, based on Class A shares without a sales charge. By comparison, the average return for the Lehman Brothers Municipal Bond Index was negative 1.77% for the same period. The Fund underperformed the Lehman Index primarily because the average maturity of our holdings was slightly longer than the average maturity of bonds in the Index. The longer the average maturity is for a given municipal bond, the more sensitive it typically will be to interest rate changes.

Strong Oregon economy

The Oregon economy has benefited from the national economic expansion, now in its ninth consecutive year. Having diversified out of a heavy dependence on forestry, fishing and agriculture, Oregon now has strength in high technology, financial services, health care and business services. Although wood products and agriculture are still important, Oregon's diversity has helped its economy grow at a faster rate than the national average throughout the 1990s. In the year ended May 1999, state employment grew by 2%, ranking Oregon 16th in the nation for job growth in that period. For municipal bond holders, Oregon's strong economy bodes well over the long term, as a thriving, well-diversified state economy can only help the credit ratings of Oregon's municipal issuers.

CRABBE HUSON OREGON TAX-FREE FUND

Outlook: cautiously optimistic

The outlook for Oregon municipal bonds depends in large part on the municipal market and the bond market in general. Despite the continued expansion of the U.S. economy -- the duration of which is nearing an all-time record -- and the tight labor market that has existed for the past few years, inflation has been kept at bay because of significant increases in productivity driven by technological advances. We believe that this productivity rise -- along with this year's interest rate increases by the Federal Reserve Board -- can have a positive impact for bonds over the long term. High productivity keeps inflation in check, while higher short-term interest rates tend to have a slowing effect on the economy. As far as municipals are concerned, we believe that they are currently excellent values compared to taxable bonds. In our opinion, this makes their long-term potential very attractive. Given the forecast for continued strength in Oregon's economy and the state's well-managed finances, we believe Oregon's municipal bonds remain attractive long-term investments.

/s/ Garth R. Nisbet          /s/ Paul C. Rocheleau
--------------------         ---------------------
Garth R. Nisbet, CFA         Paul C. Rocheleau

CRABBE HUSON OREGON TAX-FREE FUND

Performance Information

     Crabbe Huson Oregon Tax-Free Fund Investment
 Performance vs. Lehman Brothers Municipal Bond Index
Change in Value of $10,000 from 10/31/1989 - 10/31/1999
     Class A Shares, With and Without Sales Charge

[Plot Points For Mountain Chart]

Fund Without         Fund With          Lehman Brothers Municipal
Sales Charge         Sales Charge       Bond Index
   10000                 9525                10000
   10600                10097                10742
   11644                11091                12049
   12402                11813                13060
   13722                13070                14899
   13438                12799                14250
   14870                14164                16364
   15380                14650                17297
   16406                15627                18765
   17477                16647                20270
   16663                15872                19912

The Lehman Brothers Municipal Bond Index is a broad-based, unmanaged index that tracks the performance of the municipal bond market. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest directly in an index.

         Change in Value of a $10,000 Investment in all Share Classes
                         from 10/31/1989 to 10/31/1999

Share Class               A                        B
                 Without       With       Without       With
                  sales        sales       sales        sales
                  charge      charge       charge      charge
                $16,663      $15,872     $16,567      $16,567

CRABBE HUSON OREGON TAX-FREE FUND

                 Average Annual Total Returns as of 10/31/1999

Inception Date            10/4/1984                       1/27/1999
Share Class                   A                               B
                   Without           With          Without           With
                    sales           sales           sales            sales
                    charge          charge          charge          charge
1 Year             (4.70)%         (9.23)%         (5.26)%         (10.15)%
5 Years             4.38%           3.37%           4.26%            3.92%
10 Years            5.24%           4.73%           5.18%            5.18%

                 Average Annual Total Returns as of 9/30/1999

Share Class                A                               B
                Without           With          Without           With
                 sales           sales           sales           sales
                 charge          charge          charge          charge
1 Year          (3.08)%         (7.69)%         (3.59)%         (8.47)%
5 Years          4.57%           3.56%           4.46%           4.12%
10 Years         5.51%           5.00%           5.46%           5.46%

Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "With sales charge" returns include the maximum 4.75% charge for Class A shares and the maximum contingent deferred sales charge (CDSC) of 5% for one year and 2% for five years for Class B shares. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class B share (newer class shares) performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception date. These Class A share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and Class B shares. Had the expense differential been reflected, the returns for the periods prior to the inception of Class B shares would have been lower.

CRABBE HUSON OREGON TAX-FREE OREGON FUND

INVESTMENT PORTFOLIO

October 31, 1999

        Par                                                                      Value
-----------    ------------------------------------------------------------  ---------
                             MUNICIPAL BONDS - 98.8%
                             -----------------------
EDUCATION - 10.8%
Education
 $  500,000   Clackamas Community College District, Series 1997,
               5.400% 06/01/15 ...........................................   $ 487,840
  1,000,000   Multomah County, University of Portland, Series 1997,
               5.150% 04/01/14 ...........................................     946,270
    765,000   Salem, Educational Facility Revenue, Williamette University,
               6.000% 04/01/10 ...........................................     795,577
                                                                             ---------
                                                                             2,229,687
                                                                             ---------
HEALTHCARE - 7.4%
Health Services - 2.0%
    500,000   Benton County Hospital Facilities Authority, Samaritan
               Health Services, Series 1998, 5.125% 10/01/28 .............     415,335
                                                                             ---------
Hospital - 5.4%
  1,000,000   Medford Hospital Facilities Authority, Asante Health
               Systems, Series 1998 B, 5.125% 08/15/28 ...................     865,020
    228,000   Saint Charles Memorial Hospital, Inc., Series 1973 A,
               6.750% 01/01/06 ...........................................     240,804
                                                                             ---------
                                                                             1,105,824
                                                                             ---------
HOUSING - 6.2%
Multi-Family - 4.3%
  1,000,000   Portland Housing Authority, Series 1998 A, 5.000% 01/01/19       886,910
                                                                             ---------
Single-Family - 1.9%
              State Department of Housing & Community Services:
    300,000    Series 1997 E, 5.150% 07/01/13 ............................     282,576
    110,000    Series 1998 A, 5.150% 07/01/15 ............................     101,059
                                                                             ---------
                                                                               383,635
                                                                             ---------
OTHER - 8.3%
Refunded/Escrowed
    265,000   Canby, Series 1997, 5.150% 12/01/14 ........................     253,334
    500,000   Clackamas & Washington Counties School District No. 3,
               Series 1997, 5.150% 06/01/14 ..............................     476,405
    485,000   Oregon City, Series 1997, 5.200% 10/01/15 ..................     462,549
    400,000   State Department of General Services, Real Property
               Financing Program, Series 1992 A, 6.100% 09/01/06 .........     418,936
     95,000   Washington County United Sewer Agency, Series 1992 A,
               5.900% 10/01/06 ...........................................      98,534
                                                                             ---------
                                                                             1,709,758
                                                                             ---------
TAX-BACKED - 49.1%
Local General Obligations - 31.0%
    300,000   Yamhill County School District No. 40, Series 1997,
               6.000% 06/01/08 ...........................................     320,508

CRABBE HUSON OREGON TAX-FREE OREGON FUND

October 31, 1999

      Par                                                                        Value
---------       ---------------------------------------------------------   ----------
                               MUNICIPAL BONDS - (continued)
                               -----------------------------
TAX-BACKED (continued)
Local General Obligations (continued)
$  160,000      Portland, Series 1993 A, 4.750% 04/01/08 .................  $  157,163
   135,000      Bend County Service District, Series 1996, 5.375% 06/01/11     135,774
   250,000      Deschutes County, Series 1998, 4.750% 12/01/12 ...........     232,655
   450,000      Josephine County School District No. 7, Series 1995,
                 5.750% 06/01/07 .........................................     473,684
   240,000      Lane County Area Educational District, Lane Community
                College, Series 1995, 4.850% 06/01/08 ....................     235,042
                Marion County School District No. 103:
 1,000,000       Series 1998, 5.000% 11/01/15 ............................     919,260
   160,000       Series 1995 A, 6.000% 11/01/05 ..........................     170,688
   435,000      Multomah County School District No. 1J, Series 1993 A,
                 5.000% 03/01/07 .........................................     435,631
   100,000      Salem, Series 1992 A, 5.875% 01/01/07 ....................     102,877
   750,000      Salem-Keizer School District No. 24J, Series 1998, 4.875%
                 06/01/14 ................................................     691,320
 1,000,000      Tualatin Hills Parks & Recreation District, Series 1998,
                5.750% 03/01/15 ..........................................   1,006,000
   295,000      Umatilla County School District No. 6-R, Series 1998,
                 4.750% 06/15/10 .........................................     285,182
    15,000      Washington & Clackmas Counties School District No. 23,
                Series 1993, 5.000% 01/01/05 .............................      15,169
   400,000      Washington County School District No. 48J: Series 1998,
                 5.000% 08/01/17 .........................................     359,456
    20,000       No.88J, Series 1994, 6.100% 06/01/12 ....................      20,560
   900,000      Washington, Multnomah & Yamhill Counties School District,
                 Series 1998, 5.000% 11/01/14 ............................     838,746
                                                                             ---------
                                                                             6,399,715
                                                                             ---------
Special Non-Property Tax - 3.7%
                Commonwealth of Puerto Rico Infrastructure Financing
                  Authority:
   500,000        Series 1997 A, 5.000% 07/01/13 .........................     477,080
   300,000        Series B, 5.000% 07/01/13 ..............................     286,248
                                                                             ---------
                                                                               763,328
                                                                             ---------
Special Property Tax - 0.7%
   150,000      Metro, Regional Center Project, Series 1993 A, 5.000%
                 08/01/10 ................................................     146,094
                                                                             ---------
State Appropriated - 2.9%
   665,000      State Department of Administrative Services, State Parks
                 Project, Series 1998 A, 4.750% 04/01/13 .................     602,776
                                                                             ---------

CRABBE HUSON OREGON TAX-FREE OREGON FUND
INVESTMENT PORTFOLIO (Continued)

October 31, 1999

        Par                                                                       Value
-----------     -----------------------------------------------------------   ---------
                                MUNICIPAL BONDS - (continued)
                                -----------------------------
TAX-BACKED (continued)
State General Obligations - 10.8%
                Northern Oregon Corrections Authority, Gilliam Hood River:
   $500,000     Series 1997, 5.400% 09/15/16 ..............................  $  481,640
    175,000     Series 1979 LXI, 7.200% 07/01/04 ..........................     193,639
    250,000     Series 1979 LXI, 7.250% 07/01/06 ..........................     283,983
    200,000     Series 1979 LXI, 7.250% 01/01/07 ..........................     227,598
    100,000     Series 1980 LXII, 9.000% 04/01/03 .........................     113,882
    180,000     Series 1980 LXII, 9.200% 04/01/08 .........................     230,036
    205,000     Series 1980 LXIII, 8.200% 07/01/04 ........................     235,078
    200,000     Series 1980 LXIII, 8.250% 01/01/07 ........................     239,084
    110,000     Series 1992 B, 6.000% 08/01/04 ............................     115,904
     95,000     Series 1997 76A, 5.550% 04/01/09 ..........................      98,019
                                                                             ----------
                                                                              2,218,863
                                                                             ----------
TRANSPORTATION - 4.5%
Airports - 1.5%
    355,000     Portland, Portland International Airport, Series 1998 12-A,
                 5.000% 07/01/18 ..........................................     313,966
                                                                             ----------
Transportation - 3.0%
                Commonwealth of Puerto Rico Highway & Transportation
                 Authority:
    300,000     Series 1998 A, 5.500% 07/01/12 ............................     303,528
    310,000     Series 1998 A, 5.500% 07/01/14 ............................     307,818
                                                                             ----------
                                                                                611,346
                                                                             ----------
UTILITY - 9.9%
Municipal Electric - 4.4%
                Puerto Rico Electric Power Authority:
    500,000     Series 1998 EE, 5.250% 07/01/14 ...........................     485,035
    500,000     Series 1998 GG, 4.750% 07/01/21 ...........................     425,800
                                                                             ----------
                                                                                910,835
                                                                             ----------
Water & Sewer - 5.5%
    500,000     McMinnville, Series 1994 A, 5.000% 02/01/14 ...............     465,185
    500,000     Molalla, Series 1997, 5.200% 08/01/17 .....................     469,925
                Portland:
    100,000     Series 1993 A, 5.150% 03/01/08 ............................     100,175
    100,000     Series 1995, 5.100% 08/01/08 ..............................     100,411
                                                                             ----------
                                                                              1,135,696
                                                                             ----------

CRABBE HUSON OREGON TAX-FREE OREGON FUND

October 31, 1999

          Par                                                                Value
-------------    --------------------------------------------------    -----------
                          MUNICIPAL BONDS - (continued)
                          -----------------------------
OTHER - 2.6%
                 Deschutes County:
  $420,000       Series 1998 A, 5.050% 06/01/17 ....................   $   362,229
   100,000       Series 1998 A, 5.100% 06/01/18 ....................        86,370
   100,000       Portland, Series 1999 A, 5.125% 06/01/14 ..........        95,034
                                                                       -----------
                                                                           543,633
                                                                       -----------
Total Municipal Bonds
 (cost $21,221,010)(a)                                                  20,377,401
                                                                       -----------
OTHER ASSETS & LIABILITIES - 1.2%                                          243,128
                                                                       -----------
NET ASSETS - 100.0%                                                    $20,620,529
                                                                       -----------

(a) Cost of for federal income tax purposes is the same.

CRABBE HUSON FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

October 31, 1999

                                                 THE CRABBE            CRABBE           CRABBE HUSON
                                                    HUSON               HUSON              MANAGED
                                                 CONTRARIAN            EQUITY          INCOME & EQUITY
                                                    FUND                FUND                FUND
                                                 ----------         ------------        ------------
ASSETS:
Investments at cost                              $2,859,836         $ 94,336,184         $53,551,906
Appreciation (depreciation)                         113,608            9,448,628           2,571,170
                                                 ----------         ------------        ------------
Investments at market                             2,973,444          103,784,812          56,123,076
Repurchase agreements                               536,000            6,479,000           2,155,000
Short-term obligations                                   --            6,000,000                  --
Cash                                                 35,155            2,314,247                 547
Receivables:
 Investments sold                                     5,408            1,141,035             354,029
 Fund shares sold                                     2,995               16,469                 699
 Dividends and interest                                 583               33,238             453,635
 Expense reimbursement due from Advisor              22,467               32,493              80,434
Organization expenses                                    --                   --                  --
Other                                                    --               24,575               3,621
                                                 ----------         ------------        ------------
                                                  3,576,052          119,825,869         59,171,041
                                                 ----------         ------------        ------------
LIABILITIES:
Payable due to custodian bank                            --                   --                  --
Payables:
 Loan Payable                                            --                   --                  --
 Investments purchased                               49,605            2,326,660               5,037
 Fund shares redeemed                                    --              209,880              45,404
 Distributions                                           --                   --                  --
 Payable to Advisor                                      --                   --                  --
Accrued:
 Management fee                                       2,372               98,240              50,379
 Administration fee                                     148                5,029               2,519
 Service fee                                             --                   --                  --
 Bookkeeping fee                                      2,134                4,327               2,570
 Transfer Agent fee                                     700               21,115               7,727
 Interest expense                                        --                   --                  --
 Deferred Trustees fees                                  14                  132                  85
Other                                                24,383               70,150              46,399
                                                 ----------         ------------        ------------
                                                     79,356            2,735,533             160,120
                                                 ----------         ------------        ------------
NET ASSETS:                                      $3,496,696         $117,090,336         $59,010,921
                                                 ==========         ============        ============
NET ASSETS CONSIST OF:
 Capital paid in                                 $3,390,630         $107,959,918         $53,350,409
 Undistributed (overdistributed) net
  investment income                                  (1,040)              (2,679)            329,416
 Accumulated net realized gain (loss)                (6,502)            (315,531)          2,759,926
 Net unrealized appreciation (depreciation)         113,608            9,448,628           2,571,170
                                                 ----------         ------------        ------------
                                                 $3,496,696         $117,090,336         $59,010,921
                                                 ==========         ============        ============
CLASS A
 Net Assets                                      $3,278,535         $102,427,575         $37,790,589
 Shares outstanding                                 315,575            6,103,663           2,955,175
                                                 ==========         ============        ============
NET ASSET VALUE AND
 REDEMPTION PRICE PER SHARE                      $    10.39(a)      $      16.78(a)      $     12.79(a)
                                                 ==========         ============        ============
MAXIMUM OFFERING PRICE PER
 SHARE (NAV/(1-SALES LOAD))                      $    11.02(b)      $      17.80(b)      $     13.42(b)
                                                 ==========         ============        ============
CLASS B
 Net Assets                                      $  208,702         $    466,543         $    29,352
 Shares outstanding                                  20,211               27,996               2,299
                                                 ==========         ============        ============
NET ASSET VALUE, OFFERING AND
 REDEMPTION PRICE PER SHARE                           10.33(a)             16.66(a)     $     12.77(a)
                                                 ==========         ============        ============
CLASS C
 Net Assets                                      $    9,459         $      6,376         $     2,818
 Shares outstanding                                     917                  383                 221
                                                 ==========         ============        ============
NET ASSET VALUE, OFFERING AND
 REDEMPTION PRICE PER SHARE                      $    10.32(a)      $      16.67(a)      $     12.77(a)
                                                 ==========         ============        ============
CLASS I
 Net Assets                                              --         $ 14,189,842         $21,188,162
 Shares outstanding                                      --              843,429           1,659,291
                                                 ==========         ============        ============
NET ASSET VALUE, OFFERING AND
 REDEMPTION PRICE PER SHARE                              --         $      16.82         $     12.77
                                                 ==========         ============        ============
CLASS Z
 Net Assets                                              --                   --                  --
 Shares outstanding                                      --                   --                  --
                                                 ==========         ============        ============
NET ASSET VALUE, OFFERING AND
 REDEMPTION PRICE PER SHARE                              --                   --                  --
                                                 ==========         ============        ============

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.
See notes to financial statements.

CRABBE HUSON FUNDS

    CRABBE HUSON            CRABBE             THE CRABBE        CRABBE HUSON        CRABBE HUSON
    REAL ESTATE              HUSON                HUSON           CONTRARIAN            OREGON
     INVESTMENT            SMALL CAP             SPECIAL            INCOME             TAX-FREE
        FUND                 FUND              FUND, INC.            FUND                FUND
   ------------         ------------         ------------         ----------         -----------
    $10,241,611         $ 50,798,042         $ 85,710,753         $8,256,369         $21,221,010
     (1,109,711)         (19,969,885)         (29,347,745)          (113,188)           (843,609)
    -----------         ------------         ------------         ----------         -----------
      9,131,900           30,828,157           56,363,008          8,143,181          20,377,401
        344,000            3,605,000              171,000             91,000                  --
             --                   --                   --                 --                  --
            871              426,651                  866                292                  --
        314,111               51,248                1,743             14,881                  --
             --              442,266                1,032                 58                   1
         27,738                8,182                3,094            127,494             335,652
         17,632               44,555               70,421             37,238                  --
             --               61,333                   --                 --                  --
            170                  134               61,315                 --                  --
    -----------         ------------         ------------         ----------         -----------
      9,836,422           35,467,526           56,672,479          8,414,144          20,713,054
    -----------         ------------         ------------         ----------         -----------
             --                   --                   --                 --              27,149
             --            4,000,000            9,000,000                 --                  --
        235,019                   --                   --             99,825                  --
         58,244               27,373               64,906             69,435                 934
             --                   --                8,071              8,167              25,121
             --                   --                   --                 --              11,463
          8,290               30,929               43,486              5,261               8,877
            415                1,546                2,174                351                 888
          1,615                   --               11,122                 --                  --
          2,250                2,250                2,329              2,250               2,250
          1,957                1,495               10,263              1,908               2,308
            126                   --                   --                 --                  --
             58                   76                   85                 14                  --
         22,089               28,330               58,187             19,732              13,535
    -----------         ------------         ------------         ----------         -----------
        330,063            4,091,999            9,200,623            206,943              92,525
    -----------         ------------         ------------         ----------         -----------
    $ 9,506,359         $ 31,375,527         $ 47,471,856         $8,207,201         $20,620,529
    ===========         ============         ============         ==========         ===========
    $10,491,465         $ 74,386,720         $125,676,214         $8,287,118         $21,134,883
        364,598               (1,702)              (1,888)            (9,431)            182,022
       (239,993)         (23,039,606)         (48,854,725)            42,702             147,233
     (1,109,711)         (19,969,885)         (29,347,745)          (113,188)           (843,609)
    -----------         ------------         ------------         ----------         -----------
    $ 9,506,359         $ 31,375,527         $ 47,471,856         $8,207,201         $20,620,529
    ===========         ============         ============         ==========         ===========
    $ 8,185,442         $  6,895,056         $ 47,471,856         $3,843,080         $20,568,276
        857,034              848,070            6,812,058            380,165           1,769,524
    ===========         ============         ============         ==========         ===========
    $      9.55(a)      $       8.13(a)      $       6.97(a)      $    10.11(a)      $     11.62(a)
    ===========         ============         ============         ==========         ===========
    $     10.03(b)      $       8.63(a)      $       7.40(a)      $    10.61(b)      $     12.20(b)
    ===========         ============         ============         ==========         ===========
    $   763,916                   --                   --         $   16,207         $    52,253
         80,024                   --                   --              1,600               4,498
    ===========         ============         ============         ==========         ===========
    $      9.55(a)                --                   --         $    10.13(a)      $     11.62(a)
    ===========         ============         ============         ==========         ===========
    $    63,842                   --                   --         $    1,006                  --
          6,693                   --                   --                 99                  --
    ===========         ============         ============         ==========          ==========
    $      9.54(a)                --                   --         $    10.15(a)               --
    ===========         ============         ============         ==========          ==========
             --         $ 24,480,471                   --         $  100,505                  --
             --            2,986,983                   --              9,946                  --
    ===========         ============         ============         ==========          ==========
             --         $       8.20                   --         $    10.10                  --
    ===========         ============         ============         ==========          ==========
    $   493,159                   --                   --         $4,246,403                  --
         51,607                   --                   --            419,911                  --
    ===========         ============         ============         ==========          ==========
    $      9.56                   --                   --         $    10.11                  --
    ===========         ============         ============         ==========          ==========

CRABBE HUSON FUNDS

STATEMENTS OF OPERATIONS

For the year ended October 31, 1999

                                                 CRABBE          CRABBE         CRABBE HUSON
                                                  HUSON          HUSON             MANAGED
                                               CONTRARIAN        EQUITY        INCOME & EQUITY
                                                  FUND            FUND              FUND
                                               ----------     ------------       ------------
INVESTMENT INCOME
  Interest                                     $   20,496     $    467,604       $  2,062,247
  Securities Lending                                   --           65,535             29,565
  Dividends                                        25,908        2,237,418            630,321
                                               ----------     ------------       ------------
                                                   46,404        2,770,557          2,722,133
                                               ----------     ------------       ------------

EXPENSES
  Management fee                                   25,678        1,620,607            775,433
  Administration fee                                1,593           87,292             38,433
  Service fee--Class A                              7,927          377,989            126,621
  Service fee--Class B                                 --              288                 17
  Service fee--Class C                                 --                5                  3
  Distribution fee--Class B                           467              863                 53
  Distribution fee--Class C                            10               16                 10
  Transfer agent--Class A, B, C                     7,712          462,229            134,707
  Transfer agent--Class I                              --              494                667
  Bookkeeping fee                                  24,750           69,761             36,552
  Trustees fee                                      4,714           12,267              8,369
  Custodian fee                                     4,863           18,849             10,740
  Interest                                             --           27,243              4,576
  Audit fee                                        15,059           29,305             17,813
  Legal fee                                         3,294            5,053              4,489
  Registration fee                                 67,275           43,573             39,433
  Reports to shareholders                           1,379           17,824             11,477
  Amortization of deferred organization
   expenses                                            --               --              3,020
  Other                                               430           62,083             28,187
                                               ----------     ------------       ------------
                                                  165,151        2,835,741          1,240,600
  Fees and expenses waived or borne
   by the Advisor                                (113,486)        (478,449)          (258,141)
                                               ----------     ------------       ------------

NET EXPENSES                                       51,665        2,357,292            982,459
                                               ----------     ------------       ------------

NET INVESTMENT INCOME (LOSS)                       (5,261)         413,265          1,739,674
                                               ----------     ------------       ------------

REALIZED AND UNREALIZED
 GAIN (LOSS):
  Net realized gain (loss) on investments          (6,502)      16,616,334          5,979,039
  Net change in unrealized appreciation/
   depreciation of investments                    113,608       (3,203,399)        (3,117,510)
                                               ----------     ------------       ------------

NET GAIN (LOSS) ON INVESTMENTS                    107,106       13,412,935          2,861,529
                                               ----------     ------------       ------------

NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM
 OPERATIONS                                    $  101,845     $ 13,826,200       $  4,601,203
                                               ==========     ============       ============

(a) Rounds to less than one.
See notes to financial statements.

CRABBE HUSON FUNDS

For the year ended October 31, 1999

 CRABBE HUSON         CRABBE                          CRABBE HUSON      CRABBE HUSON
  REAL ESTATE          HUSON         THE CRABBE        CONTRARIAN          OREGON
  INVESTMENT         SMALL CAP     HUSON SPECIAL         INCOME           TAX-FREE
     FUND              FUND          FUND, INC.           FUND              FUND
  ----------      -------------     -----------         ---------       ------------
  $   20,296      $      47,108     $    21,235         $ 373,545       $  1,207,532
       2,928             61,658          23,314                --                 --
     947,594            238,324         454,582                --                 --
  ----------      -------------     -----------         ---------       ------------
     970,818            347,090         499,131           373,545          1,207,532
  ----------      -------------     -----------         ---------       ------------
     136,995            570,333         766,465            43,955            117,591
       6,879             28,575          38,323             2,991             11,844
      32,165             24,760         191,616            13,013             58,785
         909                 --              --                 3                 --
          45                 --              --                (a)                --
       2,720                 --              --                10                161
         136                 --              --                 1                 --
      43,803             43,893         278,365            14,632             43,781
          --              1,184              --                 3                 --
      26,893             29,999          36,266            27,000             27,000
       6,583              7,611           2,076             5,664              6,800
       5,003              7,106              --             4,457              3,648
         458             31,049         367,729               321                 --
       6,562             13,872           2,970             5,245              7,971
       3,765              4,508           2,810             5,823              2,019
      24,152             38,585          30,982            64,254              1,032
       2,306              9,251              --             1,237              2,503
      14,643             28,916           3,990                --                 --
       4,431             24,415           3,669             6,305             23,697
  ----------      -------------     -----------         ---------       ------------
     318,448            864,057       1,725,261           194,914            306,832
    (111,228)          (241,817)       (575,563)         (149,825)           (75,106)
  ----------      -------------     -----------         ---------       ------------
     207,220            622,240       1,149,698            45,089            231,726
  ----------      -------------     -----------         ---------       ------------
     763,598           (275,150)       (650,567)          328,456            975,806
  ----------      -------------     -----------         ---------       ------------
    (233,887)       (22,918,425)    (27,640,698)           92,322            176,439
    (741,407)        23,557,586      21,898,716          (362,140)        (2,201,977)
  ----------      -------------     -----------         ---------       ------------
    (975,294)           639,161      (5,741,982)         (269,818)        (2,025,538)
  ----------      -------------     -----------         ---------       ------------
  $ (211,696)     $     364,011     $(6,392,549)        $  58,638       $ (1,049,732)
  ==========      =============     ===========         =========       ============

CRABBE HUSON FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

                                                         CRABBE HUSON
                                                        CONTRARIAN FUND
                                                      -------------------
                                                         PERIOD ENDED
                                                      OCTOBER 31, 1999(b)
                                                      -------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
  Net investment income (loss)                            $   (5,261)
  Net realized gain                                           (6,502)
  Net unrealized appreciation
   (depreciation) of investments                             113,608
                                                          ----------
  Net Increase (Decrease) from Operations                    101,845
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income-Class A                              --
  From net investment income-Class B                              --
  From net investment income-Class C                              --
  From net investment income-Class Z                              --
  From net investment income-Class I                              --
  From net realized gains on investments-Class A                  --
  From net realized gain on investments-Class I                   --
                                                          ----------
                                                             101,845
                                                          ----------
CAPITAL SHARE TRANSACTIONS:
  Receipts for shares sold-Class A                         3,235,295
  Value of distributions reinvested-Class A                       --
  Cost of shares repurchased-Class A                         (82,256)
                                                          ----------
                                                           3,153,039
                                                          ----------
  Receipts for shares sold-Class B                           232,547
  Value of distributions reinvested-Class B                       --
  Cost of shares repurchased-Class B                            (264)
                                                          ----------
                                                             232,283
                                                          ----------
  Receipts for shares sold-Class C                             9,529
  Value of distributions reinvested-Class C                       --
  Cost of shares repurchased-Class C                              --
                                                          ----------
                                                               9,529
                                                          ----------
  Receipts for shares sold-Class I                                --
  Value of distributions reinvested-Class I                       --
  Cost of shares repurchased-Class I                              --
                                                          ----------
                                                                  --
                                                          ----------
  Receipts for shares sold-Class Z                                --
  Value of distributions reinvested-Class Z                       --
  Cost of shares repurchased-Class Z                              --
                                                          ----------
                                                                  --
                                                          ----------
  Net Increase (Decrease) from Fund
    Share Transactions                                     3,394,851
                                                          ----------
  Total Increase (Decrease) in Net Assets                  3,496,696
                                                          ----------
FUND NET ASSETS, BEGINNING OF PERIOD                              --
                                                          ----------
FUND NET ASSETS, END OF PERIOD*                           $3,496,696
                                                          ==========
*Net of undistributed (overdistributed)
 net investment income:                                   $   (1,040)
                                                          ==========

(a) Class B, Class C and Class Z were inially offered on September 15, 1999.
(b) The Fund commenced investment operations on December 1, 1998.

See notes to financial statements.

CRABBE HUSON FUNDS

                                                               CRABBE HUSON
                                                                EQUITY FUND
                                                   --------------------------------------
                                                        YEAR ENDED          YEAR ENDED
                                                   OCTOBER 31, 1999(a)   OCTOBER 31, 1998
                                                   -------------------   ----------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
  Net investment income                              $      413,265      $    1,631,851
  Net realized gain                                      16,616,334           8,001,428
  Net unrealized appreciation
   (depreciation) of investments                         (3,203,399)        (44,543,545)
                                                     --------------      --------------
  Net Increase (Decrease) from Operations                13,826,200         (34,910,266)
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income-Class A                     (1,254,599)           (804,289)
  From net investment income-Class B                             --                  --
  From net investment income-Class C                             --                  --
  From net investment income-Class Z                             --                  --
  From net investment income-Class I                       (288,497)           (150,978)
  From net realized gain on investments-Class A          (7,391,449)        (77,290,555)
  From net realized gain on investments-Class I            (919,801)         (4,893,327)
                                                     --------------      --------------
                                                          3,971,854        (118,049,415)
                                                     --------------      --------------
CAPITAL SHARE TRANSACTIONS:
  Receipts for shares sold-Class A                       75,426,893          97,527,486
  Value of distributions reinvested-Class A               8,116,009          74,537,053
  Cost of shares repurchased-Class A                   (211,486,686)       (216,438,529)
                                                     --------------      --------------
                                                       (127,943,784)        (44,373,990)
                                                     --------------      --------------
  Receipts for shares sold-Class B                          520,696                  --
  Value of distributions reinvested-Class B                      --                  --
  Cost of shares repurchased-Class B                            (71)                 --
                                                     --------------      --------------
                                                            520,625                  --
                                                     --------------      --------------
  Receipts for shares sold-Class C                            6,940                  --
  Value of distributions reinvested-Class C                      --                  --
  Cost of shares repurchased-Class C                             --                  --
                                                     --------------      --------------
                                                              6,940                  --
                                                     --------------      --------------
  Receipts for shares sold-Class I                        2,581,967          17,904,274
  Value of distributions reinvested-Class I               1,074,278           5,044,293
  Cost of shares repurchased-Class I                    (17,421,639)        (10,356,193)
                                                     --------------      --------------
                                                        (13,765,394)         12,592,374
                                                     --------------      --------------
  Receipts for shares sold-Class Z                               --                  --
  Value of distributions reinvested-Class Z                      --                  --
  Cost of shares repurchased-Class Z                             --                  --
                                                     --------------      --------------
                                                                 --                  --
                                                     --------------      --------------
  Net Increase (Decrease) from Fund
    Share Transactions                                 (141,181,613)        (31,781,616)
                                                     --------------      --------------
  Total Increase (Decrease) in Net Assets              (137,209,759)       (149,831,031)
FUND NET ASSETS, BEGINNING OF PERIOD                    254,300,095         404,131,126
                                                     --------------      --------------
FUND NET ASSETS, END OF PERIOD*                      $  117,090,336      $  254,300,095
                                                     ==============      ==============
*Net of undistributed (overdistributed) net
 investment income:                                  $       (2,679)     $    1,172,132
                                                     ==============      ==============

(a) Class B and/or Class C shares were initially offered on January 27, 1999.
(b) Class Z shares were initially offered on January 29, 1999.
See notes to financial statements.

CRABBE HUSON FUNDS

                                                                        CRABBE HUSON
                                                                MANAGED INCOME & EQUITY FUND
                                                            --------------------------------------
                                                                 YEAR ENDED          YEAR ENDED
                                                            OCTOBER 31, 1999(a)   OCTOBER 31, 1998
                                                            -------------------   ----------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
  Net investment income (loss)                                 $   1,739,694     $  2,880,765
  Net realized gain (loss) on investments                          5,979,039        1,965,514
  Net realized loss on closed short sales                                 --               --
  Net change in unrealized appreciation/
   depreciation of investments                                    (3,117,510)      (5,596,448)
                                                               -------------     ------------
  Increase (Decrease) in net assets resulting
   from operations                                                (4,601,203)        (750,169)
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income-Class A                              (1,024,235)      (1,566,627)
  From net investment income-Class I                                (731,632)        (677,141)
  From net investment income-Class B                                    (186)              --
  From net investment income-Class C                                     (24)              --
  Return of capital-Class A                                               --               --
  From net realized gain on investments-Class A                   (1,378,198)     (11,232,637)
  In excess of net realized gains on investments-Class A                  --               --
  From net realized gain on investments-Class I                     (723,750)      (3,834,627)
  In excess of net realized gains on investments-Class I                  --               --
                                                               -------------     ------------
                                                                     743,178      (18,061,201)
                                                               -------------     ------------
CAPITAL SHARE TRANSACTIONS:
  Receipts for shares sold-Class A                                 2,052,293       13,003,112
  Value of distributions reinvested-Class A                        2,231,687       11,922,009
  Cost of shares repurchased-Class A                             (34,679,599)     (39,765,833)
                                                               -------------     ------------
                                                                 (30,395,619)     (14,840,712)
                                                               -------------     ------------
  Receipts for shares sold-Class B                                    31,130               --
  Value of distributions reinvested-Class B                              187               --
  Cost of shares repurchased-Class B                                    (395)              --
                                                               -------------     ------------
                                                                      30,922               --
                                                               -------------     ------------
  Receipts for shares sold-Class C                                     2,995               --
  Value of distributions reinvested-Class C                               24               --
  Cost of shares repurchased-Class C                                      --               --
                                                               -------------     ------------
                                                                       3,019               --
                                                               -------------     ------------
  Receipts for shares sold-Class I                                 1,839,007       26,660,076
  Value of distributions reinvested-Class I                        1,456,135        4,511,764
  Cost of shares repurchased-Class I                             (16,069,684)     (21,423,740)
                                                               -------------     ------------
                                                                 (12,774,542)       9,748,100
                                                               -------------     ------------
  Net Increase (Decrease) from Fund
    Share Transactions                                           (43,136,220)      (5,092,612)
                                                               -------------     ------------
  Total Increase (Decrease) in Net Assets                        (42,393,042)     (23,153,813)
                                                               -------------     ------------
FUND NET ASSETS, BEGINNING OF PERIOD                             101,403,963      124,557,776
                                                               -------------     ------------
FUND NET ASSETS, END OF PERIOD*                                $  59,010,921     $101,403,963
                                                               =============     ============
*Net of undistributed (overdistributed) net
 investment income:                                            $     329,416     $    316,366
                                                               =============     ============

(a) Class B and Class C shares were initially offered on January 27, 1999.

See notes to financial statements.

CRABBE HUSON FUNDS

                                                                 CRABBE HUSON
                                                            ESTATE INVESTMENT FUND
                                                   -----------------------------------------
                                                         YEAR ENDED          YEAR ENDED
                                                   OCTOBER 31, 1999(a)(b) OCTOBER 31, 1998
                                                   ---------------------- ----------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
  Net investment income                                $     763,598       $   990,794
  Net realized gain                                         (233,887)          297,927
  Net unrealized appreciation
   (depreciation) of investments                            (741,407)       (4,584,901)
                                                       -------------       -----------
  Net Increase (Decrease) from Operations                   (211,696)       (3,297,180)
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income-Class A                        (451,269)         (766,460)
  From net investment income-Class B                         (10,018)               --
  From net investment income-Class C                            (482)               --
  From net investment income-Class Z                          (9,270)               --
  From net investment income-Class I                              --                --
  From net realized gain on investments-Class A             (282,505)       (3,695,066)
  From net realized gain on investments-Class I                   --                --
                                                       -------------       -----------
                                                            (965,240)       (7,768,706)
                                                       -------------       -----------
CAPITAL SHARE TRANSACTIONS:
  Receipts for shares sold-Class A                         2,445,427        10,975,706
  Value of distributions reinvested-Class A                  706,348         4,237,480
  Cost of shares repurchased-Class A                     (11,534,879)      (24,279,539)
                                                       -------------       -----------
                                                          (8,383,094)       (9,066,353)
                                                       -------------       -----------
  Receipts for shares sold-Class B                         1,024,618                --
  Value of distributions reinvested-Class B                    7,814                --
  Cost of shares repurchased-Class B                        (212,999)               --
                                                       -------------       -----------
                                                             819,433                --
                                                       -------------       -----------
  Receipts for shares sold-Class C                            73,494                --
  Value of distributions reinvested-Class C                      339                --
  Cost of shares repurchased-Class C                          (4,314)               --
                                                       -------------       -----------
                                                              69,519                --
                                                       -------------       -----------
  Receipts for shares sold-Class I                                --                --
  Value of distributions reinvested-Class I                       --                --
  Cost of shares repurchased-Class I                              --                --
                                                       -------------       -----------
                                                                  --                --
                                                       -------------       -----------
  Receipts for shares sold-Class Z                           534,812                --
  Value of distributions reinvested-Class Z                    9,270                --
  Cost of shares repurchased-Class Z                          (1,834)               --
                                                       -------------       -----------
                                                             542,248                --
                                                       -------------       -----------
  Net Increase (Decrease) from Fund
   Share Transactions                                     (6,951,894)       (9,066,353)
                                                       -------------       -----------
  Total Increase (Decrease) in Net Assets                 (7,917,134)      (16,835,059)
FUND NET ASSETS, BEGINNING OF PERIOD                      17,423,493        34,258,552
                                                       -------------       -----------
FUND NET ASSETS, END OF PERIOD*                        $   9,506,359       $17,423,493
                                                       =============       ===========
*Net of undistributed (overdistributed) net
 investment income:                                    $     364,598       $    98,585
                                                       =============       ===========

(a) Class B and/or Class C shares were initially offered on January 27, 1999.
(b) Class Z shares were initially offered on January 29, 1999.
See notes to financial statements.

CRABBE HUSON FUNDS

                                                                       CRABBE HUSON
                                                                      SMALL CAP FUND
                                                           ----------------------------------
                                                              YEAR ENDED        YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS                          OCTOBER 31, 1999  OCTOBER 31, 1998
  FROM OPERATIONS:                                         ----------------  ----------------
  Net investment income (loss)                               $    (275,150)   $   (454,875)
  Net realized gain (loss) on investments                      (22,918,425)        311,050
  Net realized loss on closed short sales                               --              --
  Net change in unrealized appreciation/
   depreciation of investments                                  23,557,586     (53,349,009)
                                                             -------------    ------------
  Increase (Decrease) in net assets resulting
   from operations                                                 364,011     (53,492,834)
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income-Class A                                    --              --
  From net investment income-Class I                                    --        (355,900)
  From net investment income-Class B                                    --              --
  From net investment income-Class C                                    --              --
  Return of capital-Class A                                             --              --
  From net realized gain on investments-Class A                    (59,988)     (3,251,640)
  In excess of net realized gains on investments-Class A           (18,856)             --
  From net realized gain on investments-Class I                   (254,415)     (7,631,388)
  In excess of net realized gains on investments-Class I           (79,968)             --
                                                             -------------    ------------
                                                                   (49,216)    (64,731,762)
                                                             -------------    ------------
CAPITAL SHARE TRANSACTIONS:
  Receipts for shares sold-Class A                               4,729,406      21,327,758
  Value of distributions reinvested-Class A                         72,137       3,079,615
  Cost of shares repurchased-Class A                           (12,006,322)    (35,197,213)
                                                             -------------    ------------
                                                                (7,204,779)    (10,789,840)
                                                             -------------    ------------
  Receipts for shares sold-Class B                                      --              --
  Value of distributions reinvested-Class B                             --              --
  Cost of shares repurchased-Class B                                    --              --
                                                             -------------    ------------
                                                                        --              --
                                                             -------------    ------------
  Receipts for shares sold-Class C                                      --              --
  Value of distributions reinvested-Class C                             --              --
  Cost of shares repurchased-Class C                                    --              --
                                                             -------------    ------------
                                                                        --              --
                                                             -------------    ------------
  Receipts for shares sold-Class I                              14,429,080      76,871,733
  Value of distributions reinvested-Class I                        309,467       7,987,258
  Cost of shares repurchased-Class I                           (53,110,089)    (46,554,601)
                                                             -------------    ------------
                                                               (38,371,542)     38,304,390
                                                             -------------    ------------
  Net Increase (Decrease) from Fund
   Share Transactions                                          (45,576,321)     27,514,550
                                                             -------------    ------------
  Total Increase (Decrease) in Net Assets                      (45,625,537)    (37,217,212)
                                                             -------------    ------------
FUND NET ASSETS, BEGINNING OF PERIOD                            77,001,064     114,218,296
                                                             -------------    ------------
FUND NET ASSETS, END OF PERIOD*                              $  31,375,527    $ 77,001,064
                                                             =============    ============
*Net of undistributed (overdistributed) net
 investment income:                                          $      (1,702)   $         --
                                                             =============    ============

CRABBE HUSON FUNDS

                                                                       THE CRABBE HUSON
                                                                      SPECIAL FUND, INC.
                                                           -------------------------------------
                                                               YEAR ENDED          YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS                          OCTOBER 31, 1999(a)  OCTOBER 31, 1998
 FROM OPERATIONS:                                          -------------------  ----------------
  Net investment income (loss)                                $    (650,567)     $     809,357
  Net realized gain (loss) on investments                       (27,640,698)        41,061,041
  Net realized loss on closed short sales                                --        (59,279,457)
  Net change in unrealized appreciation/
   depreciation of investments                                   21,898,716       (102,586,857)
                                                              -------------      -------------
  Increase (Decrease) in net assets resulting
   from operations                                               (6,392,549)      (119,995,916)
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income-Class A                                     --         (3,172,152)
  From net investment income-Class I                                     --                 --
  From net investment income-Class B                                     --                 --
  From net investment income-Class C                                     --                 --
  Return of capital-Class A                                              --           (396,855)
  From net realized gain on investments-Class A                          --        (38,363,921)
  In excess of net realized gains on investments-Class A                 --                 --
  From net realized gain on investments-Class I                          --                 --
  In excess of net realized gains on investments-Class I                 --                 --
                                                              -------------      -------------
                                                                 (6,392,549)      (161,928,844)
                                                              -------------      -------------
CAPITAL SHARE TRANSACTIONS:
  Receipts for shares sold-Class A                               28,680,609         70,050,093
  Value of distributions reinvested-Class A                              --         40,752,447
  Cost of shares repurchased-Class A                            (79,319,894)      (240,705,256)
                                                              -------------      -------------
                                                                (50,639,285)      (129,902,716)
                                                              -------------      -------------
  Receipts for shares sold-Class B                                       --                 --
  Value of distributions reinvested-Class B                              --                 --
  Cost of shares repurchased-Class B                                     --                 --
                                                              -------------      -------------
                                                                         --                 --
                                                              -------------      -------------
  Receipts for shares sold-Class C                                       --                 --
  Value of distributions reinvested-Class C                              --                 --
  Cost of shares repurchased-Class C                                     --                 --
                                                              -------------      -------------
                                                                         --                 --
                                                              -------------      -------------
  Receipts for shares sold-Class I                                       --                 --
  Value of distributions reinvested-Class I                              --                 --
  Cost of shares repurchased-Class I                                     --                 --
                                                              -------------      -------------
                                                                         --                 --
                                                              -------------      -------------
  Net Increase (Decrease) from Fund
   Share Transactions                                           (50,639,285)      (129,902,716)
                                                              -------------      -------------
  Total Increase (Decrease) in Net Assets                       (57,031,834)      (291,831,560)
                                                              -------------      -------------
FUND NET ASSETS, BEGINNING OF PERIOD                            104,503,690        396,335,250
                                                              -------------      -------------
FUND NET ASSETS, END OF PERIOD*                               $  47,471,856      $ 104,503,690
                                                              =============      =============
*Net of undistributed (overdistributed) net
 investment income:                                           $      (1,888)     $      (8,072)
                                                              =============      =============

(a) Class B and Class C shares were initially offered on January 27, 1999.

See notes to financial statements.

CRABBE HUSON FUNDS

                                                                    CRABBE HUSON
                                                               CONTRARIAN INCOME FUND
                                                       ---------------------------------------
                                                             YEAR ENDED          YEAR ENDED
                                                        OCTOBER 31, 1999(a)   OCTOBER 31, 1998
                                                       --------------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
  Net investment income                                    $   328,456         $    293,333
  Net realized gain                                             92,322              221,484
  Net unrealized appreciation
   (depreciation) of investments                              (362,140)             115,513
                                                           -----------         ------------
  Net Increase (Decrease) from Operations                       58,638              630,330
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income-Class A                          (280,146)            (381,093)
  From net investment income-Class B                               (50)                  --
  From net investment income-Class C                                (7)                  --
  From net investment income-Class Z                           (43,797)                  --
  From net investment income-Class I                            (6,305)                (381)
  From net realized gain on investments-Class A               (160,374)                  --
  From net realized gain on investments-Class I                 (2,044)                  --
                                                           -----------         ------------
                                                              (434,085)             248,856
                                                           -----------         ------------
CAPITAL SHARE TRANSACTIONS:
  Receipts for shares sold-Class A                             977,689            9,017,282
  Value of distributions reinvested-Class A                    324,283              344,452
  Cost of shares repurchased-Class A                        (5,862,851)          (4,060,463)
                                                           -----------         ------------
                                                            (4,560,879)           5,301,271
                                                           -----------         ------------
  Receipts for shares sold-Class B                              16,204                   --
  Value of distributions reinvested-Class B                         38                   --
  Cost of shares repurchased-Class B                                --                   --
                                                           -----------         ------------
                                                                16,242                   --
                                                           -----------         ------------
  Receipts for shares sold-Class C                               1,000                   --
  Value of distributions reinvested-Class C                          7                   --
  Cost of shares repurchased-Class C                                --                   --
                                                           -----------         ------------
                                                                 1,007                   --
                                                           -----------         ------------
  Receipts for shares sold-Class I                                  --              100,000
  Value of distributions reinvested-Class I                      8,481                  382
  Cost of shares repurchased-Class I                                --                   --
                                                           -----------         ------------
                                                                 8,481              100,382
                                                           -----------         ------------
  Receipts for shares sold-Class Z                           4,231,282                   --
  Value of distributions reinvested-Class Z                     46,492                   --
  Cost of shares repurchased-Class Z                                --                   --
                                                           -----------         ------------
                                                             4,277,774                   --
                                                           -----------         ------------
  Net Increase (Decrease) from Fund
   Share Transactions                                         (257,375)           5,401,653
                                                           -----------         ------------
  Total Increase (Decrease) in Net Assets                     (691,460)           5,650,509
FUND NET ASSETS, BEGINNING OF PERIOD                         8,898,661            3,248,152
                                                           -----------         ------------
FUND NET ASSETS, END OF PERIOD*                            $ 8,207,201         $  8,898,661
                                                           ===========         ============
*Including undistributed (distributions in excess of)
 net investment income of:                                 $    (9,431)        $      2,770
                                                           ===========         ============

(a) Class B, Class C and Class Z were initially offered on September 15, 1999.
(b) The Fund commenced investment operations on December 1, 1998.
See notes to financial statements.

CRABBE HUSON FUNDS

                                                               CRABBE HUSON
                                                           OREGON TAX-FREE FUND
                                                   --------------------------------------
                                                        YEAR ENDED          YEAR ENDED
                                                   OCTOBER 31, 1999(a)   OCTOBER 31, 1998
                                                   -------------------   ----------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
  Net investment income                               $    975,806        $  1,087,256
  Net realized gain                                        176,439             675,948
  Net unrealized appreciation
   (depreciation) of investments                        (2,201,977)            (80,976)
                                                      ------------        ------------
  Net Increase (Decrease) from Operations               (1,049,732)          1,682,228
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income-Class A                      (977,765)         (1,086,789)
  From net investment income-Class B                          (764)                 --
  From net investment income-Class C                            --                  --
  From net investment income-Class Z                            --                  --
  From net investment income-Class I                            --                  --
  From net realized gain on investments-Class A           (620,463)            (71,383)
  From net realized gain on investments-Class I                 --                  --
                                                      ------------        ------------
                                                        (2,648,724)            524,056
                                                      ------------        ------------
CAPITAL SHARE TRANSACTIONS:
  Receipts for shares sold-Class A                         565,418           2,685,236
  Value of distributions reinvested-Class A              1,239,295             853,092
  Cost of shares repurchased-Class A                    (4,182,093)         (4,958,242)
                                                      ------------        ------------
                                                        (2,377,380)         (1,419,914)
                                                      ------------        ------------
  Receipts for shares sold-Class B                          54,532                  --
  Value of distributions reinvested-Class B                    712                  --
  Cost of shares repurchased-Class B                            --                  --
                                                      ------------        ------------
                                                            55,244                  --
                                                      ------------        ------------
  Receipts for shares sold-Class C                              --                  --
  Value of distributions reinvested-Class C                     --                  --
  Cost of shares repurchased-Class C                            --                  --
                                                      ------------        ------------
                                                                --                  --
                                                      ------------        ------------
  Receipts for shares sold-Class I                              --                  --
  Value of distributions reinvested-Class I                     --                  --
  Cost of shares repurchased-Class I                            --                  --
                                                      ------------        ------------
                                                                --                  --
                                                      ------------        ------------
  Receipts for shares sold-Class Z                              --                  --
  Value of distributions reinvested-Class Z                     --                  --
  Cost of shares repurchased-Class Z                            --                  --
                                                      ------------        ------------
                                                                --                  --
                                                      ------------        ------------
  Net Increase (Decrease) from Fund
   Share Transactions                                   (2,322,136)         (1,419,914)
                                                      ------------        ------------
  Total Increase (Decrease) in Net Assets               (4,970,860)           (895,858)
FUND NET ASSETS, BEGINNING OF PERIOD                    25,591,389          26,487,247
                                                      ------------        ------------
FUND NET ASSETS, END OF PERIOD*                       $ 20,620,529        $ 25,591,389
                                                      ============        ============
*Net of undistributed (overdistributed) net
 investment income:                                   $    182,022        $    183,251
                                                      ============        ============

(a) Class B and/or Class C shares were initially offered on January 27, 1999.
(b) Class Z shares were initially offered on January 29, 1999.
See notes to financial statements.

CRABBE HUSON FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (continued)

                                                                          CRABBE HUSON
                                                                         CONTRARIAN FUND
                                                                       -------------------
                                                                          PERIOD ENDED
                                                                       OCTOBER 31, 1999(c)
                                                                       -------------------
NUMBER OF FUND SHARES:
  Sold-Class A                                                               322,801
  Issued for distributions reinvested-Class A                                     --
  Repurchased-Class A                                                         (7,226)
                                                                             -------
                                                                             315,575
                                                                             -------
  Sold-Class B                                                                20,234
  Issued for distributions reinvested-Class B                                     --
  Repurchased-Class B                                                            (23)
                                                                             -------
                                                                              20,211
                                                                             -------
  Sold-Class C                                                                   917
  Issued for distributions reinvested-Class C                                     --
  Repurchased-Class C                                                             --
                                                                             -------
                                                                                 917
                                                                             -------
  Sold-Class I                                                                    --
  Issued for distributions reinvested-Class I                                     --
  Repurchased-Class I                                                             --
                                                                             -------
                                                                                  --
                                                                             -------
  Sold-Class Z                                                                    --
  Issued for distributions reinvested-Class Z                                     --
  Repurchased-Class Z                                                             --
                                                                             -------
                                                                                  --
                                                                             -------

                                                             CRABBE HUSON
                                                              EQUITY FUND
                                                 --------------------------------------
                                                      YEAR ENDED          YEAR ENDED
                                                 OCTOBER 31, 1999(a)   OCTOBER 31, 1998
                                                 -------------------   ----------------
NUMBER OF FUND SHARES:
  Sold-Class A                                        4,419,062            5,210,556
  Issued for distributions reinvested-Class A           496,999            4,095,442
  Repurchased-Class A                               (12,462,492)         (11,954,302)
                                                    -----------          -----------
                                                     (7,546,431)          (2,648,304)
                                                    -----------          -----------
  Sold-Class B                                           28,000                   --
  Issued for distributions reinvested-Class B                --                   --
  Repurchased-Class B                                        (4)                --
                                                    ------------         -----------
                                                         27,996                   --
                                                    -----------          -----------
  Sold-Class C                                              383                   --
  Issued for distributions reinvested-Class C                --                   --
  Repurchased-Class C                                        --                   --
                                                    -----------          -----------
                                                            383                   --
                                                    -----------          -----------
  Sold-Class I                                          152,513              996,398
  Issued for distributions reinvested-Class I            65,866              277,311
  Repurchased-Class I                                (1,036,701)            (641,322)
                                                    -----------          -----------
                                                       (818,322)             632,387
                                                    -----------          -----------
  Sold-Class Z                                               --                   --
  Issued for distributions reinvested-Class Z                --                   --
  Repurchased-Class Z                                        --                   --
                                                    -----------          -----------
                                                             --                   --
                                                    -----------          -----------

(a) Class B and Class C shares were initially offered on January 27, 1999.
(b) Class Z shares were initially offered on January 29, 1999.
(c) The Fund commenced investment operations on December 1, 1998.
See notes to financial statements.

CRABBE HUSON FUNDS

              CRABBE HUSON                           CRABBE HUSON REAL
      MANAGED INCOME & EQUITY FUND                 ESTATE INVESTMENT FUND
 --------------------------------------   -----------------------------------------
      YEAR ENDED          YEAR ENDED            YEAR ENDED            YEAR ENDED
 OCTOBER 31, 1999(a)   OCTOBER 31, 1998   OCTOBER 31, 1999(a)(b)   OCTOBER 31, 1998
 -------------------   ----------------   ----------------------   ----------------
         155,941             956,085               236,140               881,894
         175,603             941,150                68,570               359,412
      (2,660,810)         (3,036,182)           (1,117,360)           (2,002,564)
      ----------          ----------            ----------            ----------
      (2,329,266)         (1,138,947)             (812,650)             (761,258)
      ----------          ----------            ----------            ----------
           2,313                  --               100,362                    --
              14                  --                   757                    --
             (28)                 --               (21,095)                   --
      ----------          ----------            ----------            ----------
           2,299                  --                80,024                    --
      ----------          ----------            ----------            ----------
             219                  --                 7,119                    --
               2                  --                    33                    --
              --                  --                  (459)                   --
      ----------          ----------            ----------            ----------
             221                  --                 6,693                    --
      ----------          ----------            ----------            ----------
         142,253           2,089,941                    --                    --
         114,631             356,384                    --                    --
      (1,229,687)         (1,728,685)                   --                    --
      ----------          ----------            ----------            ----------
        (972,803)            717,640                    --                    --
      ----------          ----------            ----------            ----------
              --                  --                50,892                    --
              --                  --                   898                    --
              --                  --                  (183)                   --
      ----------          ----------            ----------            ----------
              --                  --                51,607                    --
      ----------          ----------            ----------            ----------

             CRABBE HUSON                            THE CRABBE HUSON
            SMALL CAP FUND                          SPECIAL FUND, INC.
 -------------------------------------     -------------------------------------
    YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
 OCTOBER 31, 1999     OCTOBER 31, 1998     OCTOBER 31, 1999     OCTOBER 31, 1998
 ----------------     ----------------     ----------------     ----------------
       518,133            1,710,595            3,351,118            6,060,598
         8,006              243,064                   --            3,099,046
    (1,350,075)          (3,031,548)          (9,447,772)         (19,847,978)
    ----------           ----------           ----------          -----------
      (823,936)          (1,077,889)          (6,096,654)         (10,688,334)
    ----------           ----------           ----------          -----------
            --                   --                   --                   --
            --                   --                   --                   --
            --                   --                   --                   --
    ----------           ----------           ----------          -----------
            --                   --                   --                   --
    ----------           ----------           ----------          -----------
            --                   --                   --                   --
            --                   --                   --                   --
            --                   --                   --                   --
    ----------           ----------           ----------          -----------
            --                   --                   --                   --
    ----------           ----------           ----------          -----------
     1,631,965            5,973,355                   --                   --
        34,233              630,407                   --                   --
    (5,886,724)          (4,008,863)                  --                   --
    ----------           ----------           ----------          -----------
    (4,220,526)           2,594,899                   --                   --
    ----------           ----------           ----------          -----------
            --                   --                   --                   --
            --                   --                   --                   --
            --                   --                   --                   --
    ----------           ----------           ----------          -----------
            --                   --                   --                   --
    ----------           ----------           ----------          -----------

CRABBE HUSON FUNDS

                                                              CRABBE HUSON
                                                          CONTRARIAN INCOME FUND
                                                 --------------------------------------
                                                      YEAR ENDED          YEAR ENDED
                                                 OCTOBER 31, 1999(b)   OCTOBER 31, 1998
                                                 -------------------   ----------------
NUMBER OF FUND SHARES:
  Sold-Class A                                           93,007             853,853
  Issued for distributions reinvested-Class A            30,812              34,069
  Repurchased-Class A                                  (552,474)           (386,073)
                                                       --------            --------
                                                       (428,655)            501,849
                                                       --------            --------
  Sold-Class B                                            1,596                  --
  Issued for distributions reinvested-Class B                 4                  --
  Repurchased-Class B                                        --                  --
                                                       --------            --------
                                                          1,600                  --
                                                       --------            --------
  Sold-Class C                                               99                  --
  Issued for distributions reinvested-Class C                 1                  --
  Repurchased-Class C                                        --                  --
                                                       --------            --------
                                                            100                  --
                                                       --------            --------
  Sold-Class I                                               --               9,099
  Issued for distributions reinvested-Class I               812                  35
  Repurchased-Class I                                        --                  --
                                                       --------            --------
                                                            812               9,134
                                                       --------            --------
  Sold-Class Z                                          415,297                  --
  Issued for distributions reinvested-Class Z             4,615                  --
  Repurchased-Class Z                                        --                  --
                                                       --------            --------
                                                        419,912                  --
                                                       --------            --------

                                                           THE CRABBE HUSON
                                                         OREGON TAX-FREE FUND
                                                 --------------------------------------
                                                      YEAR ENDED          YEAR ENDED
                                                 OCTOBER 31, 1999(a)   OCTOBER 31, 1998
                                                 -------------------   ----------------
NUMBER OF FUND SHARES:
  Sold-Class A                                           45,385             209,498
  Issued for distributions reinvested-Class A            99,282              72,091
  Repurchased-Class A                                  (339,345)           (390,338)
                                                       --------            --------
                                                       (194,678)           (108,749)
                                                       --------            --------
  Sold-Class B                                            4,438                  --
  Issued for distributions reinvested-Class B                60                  --
  Repurchased-Class B                                        --                  --
                                                       --------            --------
                                                          4,498                  --
                                                       --------            --------
  Sold-Class C                                               --                  --
  Issued for distributions reinvested-Class C                --                  --
  Repurchased-Class C                                        --                  --
                                                       --------            --------
                                                             --                  --
                                                       --------            --------
  Sold-Class I                                               --                  --
  Issued for distributions reinvested-Class I                --                  --
  Repurchased-Class I                                        --                  --
                                                       --------            --------
                                                             --                  --
                                                       --------            --------
  Sold-Class Z                                               --                  --
  Issued for distributions reinvested-Class Z                --                  --
  Repurchased-Class Z                                        --                  --
                                                       --------            --------
                                                             --                  --
                                                       --------            --------

(a) Class B shares were initially offered on January 27, 1999.
(b) Class B, C, Z shares were initially offered on September 15, 1999.
(c) The Fund commenced investment operations on December 1, 1998.
See notes to financial statements.

CRABBE HUSON FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 1999

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization: All of the Funds, a series of Liberty Funds Trust III, are registered under the Investment Company Act of 1940. All of the Funds (other than the Oregon Tax-Free Fund) are open-end diversified portfolio investment companies. The Oregon Tax-Free Fund is an open-end non-diversified investment company. Each Fund may issue an unlimited number of shares. All of the Funds offer Class A shares. Class A shares are sold with a front-end sales charge. Redemptions from Class A share accounts with shares valued between $1 million to $5 million may be subject to a contingent deferred sales charge. Effective January 27, 1999, Equity, Managed, Real Estate and Oregon Tax-Free Funds began offering Class B shares. Effective September 15, 1999, The Contrarian Income began offering Class B shares. The Contrarian Fund has continued to offer Class B shares since inception on December 1, 1998. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Effective January 27, 1999, Equity, Managed and Real Estate Funds began offering Class C shares. Effective September 15, 1999, The Contrarian Income Fund began offering Class C shares. The Contrarian Fund has continued to offer Class C shares since inception on December 1, 1998. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee. The Equity, Managed, Small Cap and Income Funds offer Class I shares. Effective January 29, 1999, Real Estate Fund began offering Class Z shares. Effective September 15, 1999, The Contrarian Income Fund began offering Class Z shares. Class Z shares are offered continuously at net asset value. In addition, there are certain restrictions on the purchase of Class I and Class Z shares, as described in the Funds' prospectus. The Class A and Class I shares differ principally in the service fees and shareholder servicing fees.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Funds in the preparation of their financial statements.

Security valuation and transactions: Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and asking price.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

CRABBE HUSON FUNDS

October 31, 1999

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon specific identification method for both financial statement and federal income tax purposes.

The Funds may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Funds to subsequently invest at less advantageous prices.

The Special Fund may engage in short sales. A short sale is effected when it is believed that the price of a particular security will decline, and involves the sale of a security which the Fund does not own in the hope of purchasing the same security at a later date at a lower price. To make delivery to the buyer, the Fund must borrow the security. The Fund is then obligated to return the security to the lender, and therefore it must subsequently purchase the same security.

Proceeds from the sale of a borrowed security remain on deposit with the broker loaning that security. Additional deposits may be required in the event that the value of the securities sold short exceeds a percentage of the amount on deposit with the broker. In addition, the borrowing fund is required to segregate cash, U.S. Government securities or other liquid securities in an amount equal to the market value of all borrowed securities less any amounts on deposit with brokers. As a result of these activities, the borrowing fund will not be deemed to create leverage merely by entering into a short selling transaction, except to the extent that income is earned on amounts on deposit with the broker. The amount on deposit with the broker plus the value of the segregated securities may not exceed 25% of Net Assets.

Loans of Portfolio Securities: Each of the Funds may lend portfolio securities, up to 20% (10% for Oregon Tax-Free Fund) of the value of a Fund's total assets. The Funds receive total collateral in an amount at least equal to 100% of the market value of the securities loaned at the inception of the loan. The value of the portfolio securities loaned is marked to market on a daily basis and additional collateral is received from the borrower, as necessary, to ensure that its value is at least equal to 100% of the securities loaned at all times. Interest income earned on the investment of the collateral plus reimbursement for management fees associated with such investment, in excess of rebates to the borrower, is recorded on an accrual basis. Income earned on non-cash collateral is based on a percentage of the market value of the securities loaned and is recorded on an accrual basis. If the borrower defaults and the value of the portfolio securities increases in excess of the collateral received or if bankruptcy proceedings commence with respect to the borrower of the security, realization of the value of the securities loaned may be delayed or limited.

Determination of class net asset values and financial highlights: All income, expenses (other than the Class A, Class B and Class C service fees, Class B and Class C distribution fees and Class I transfer agent fee) and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

CRABBE HUSON FUNDS

October 31, 1999

The per share data (other than the Oregon Tax-Free Fund) was calculated using average shares outstanding during the period. In addition, Class A, Class B and Class C net investment income per share data reflect the service fee per share applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only. Class I net investment income per share data reflect the transfer agent fee per share applicable to Class I shares only.

Class A, Class B and Class C ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the service fee applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only. Class I ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the transfer agent fee applicable to Class I shares only.

Federal income taxes: Consistent with the Funds' policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

Interest income, debt discount and premium: Interest income is recorded on an accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; market discount is not accreted. Premium is amortized against interest income with a corresponding decrease in the cost basis.

Distributions to shareholders: Distributions to shareholders (other than the Oregon Tax-Free) are recorded on the ex-date. The Oregon Tax-Free Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

Other: Corporate actions are recorded on the ex-date.

The Funds' custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Funds. The Funds may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

Organization Costs: Expenses incurred in connection with the original organization of the Funds are amortized using the sum of the years digits method. As of October 31, 1999 the initial organization costs for all Funds except for Small Cap Fund have been fully amortized. Crabbe Huson Group, Inc., the Fund's investment advisor, has agreed that, in the event any of the initial shares are redeemed during the 60-month period for amortizing the Fund's organization costs, the Fund will be reimbursed by the investment advisor for the unamortized balances of such costs in the same proportion as the number of shares reduced bears to the number of initial shares outstanding at the time of redemption.

CRABBE HUSON FUNDS

October 31, 1999

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

Management fee: Crabbe Huson Group, Inc. (the "Advisor"), is the investment Advisor of each Fund and receives a monthly fee based on each Fund's average net assets as follows:

                                   Equity Fund
                                  Managed Fund
                                Real Estate Fund
                                 Small Cap Fund
                                  Special Fund

              1.05% of average daily net assets up to $100,000,000
  .90 of 1% of average daily net assets between $100,000,000 and $500,000,000
             .65 of 1% of average daily net assets over $500,000,000

                                   Income Fund

       .80 of 1% of average daily net assets up to $100,000,000
  .65 of 1% of average daily net assets between $100,000,000 and $500,000,000
            .55 of 1% of average daily nets assets over $500,000,000

                              Oregon Tax-Free Fund

       .55 of 1% of average daily net assets up to $100,000,000
 .50 of 1% of average daily net assets between $100,000,000 and $500,000,000
             .45 of 1% of average daily net assets over $500,000,000

                                 Contrarian Fund

                      .85 of 1% of average daily net assets

Administration fee: Colonial Management Associates, Inc. (the Administrator), an affiliate of the Advisor, provides accounting and other services for a monthly fee equal to 0.05% annually of the Funds' average net assets. The Funds' Advisor delegates certain of its administrative duties to the Administrator.

Bookkeeping fee: The Administrator provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Funds' average net assets over $50 million.

Transfer agent: Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of the Administrator, provides shareholder services for a monthly fee at the annual rate of 0.236% for the Class A, Class B and Class C shares (as applicable to each Fund) for Small Cap, the Special Fund, the Equity Fund, the Managed Fund and the Real Estate Fund, 0.17% for the Income Fund and 0.13% for the Oregon Tax-Free Fund, plus certain out-of-pocket expenses. The Transfer Agent also provides shareholder services for a monthly fee at the annual rate of 0.0025% for the Class I shares of Small Cap Fund, the Equity Fund, the Managed Fund and the Income Fund, plus certain out-of-pocket expenses.

Underwriting discounts, service and distribution fees: Liberty Funds Distributor, Inc. (the Distributor), a subsidiary of the Administrator is the Funds' principal underwriter. For the

CRABBE HUSON FUNDS

October 31, 1999

Special, Small Cap, Managed, Equity, Real Estate, Oregon Tax-Free, Income and Contrarian Funds, the Distributor retained $10,581, $4,315, $619, $3,588, $50,536, $320, $130 and $28 on sales of the Funds' Class A shares, respectively. There were no contingent deferred sales charges received on the Special, Small Cap, Managed, Equity, Oregon Tax-Free, Income and Contrarian Funds. For the Real Estate Fund, the Distributor received contingent deferred sales charges (CDSC) of none, $2,151 and none on Class A, Class B and Class C share redemptions, respectively.

Each Fund has adopted a 12b-1 plan (Plan) which requires it to pay the Distributor a service fee equal to 0.25% annually on Class A, Class B and Class C net assets as of the 20th of each month. The Plan also require the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B and Class C shares only.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Expense limits: The Advisor/Administrator have agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total Class A, Class B and Class C expenses (exclusive of service fees, distribution fees, brokerage commissions, taxes and extraordinary expenses, if any) exceed 1.25% for the Special Fund, the Small Cap Fund, the Real Estate Fund, 1.17% for the Equity Fund and the Managed Fund, 0.73% for the Oregon Tax-Free Fund, 0.55% for the Income Fund and 1.35% for the Contrarian Fund. The Advisor/Administrator have also agreed, until further notice, to waive fees and bear certain expenses to the extent that total Class I expenses (exclusive of service fees, distribution fees, brokerage commissions, taxes and extraordinary expenses, if any) exceed 1.00% for the Small Cap Fund, the Equity Fund and the Managed Fund and 0.38% for the Income Fund.

Other: The Funds pay no compensation to their officers, all of whom are employees of the Advisor or Administrator.

The Funds' Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Funds' have an agreement with their custodian bank under which custodian fees have been reduced by balance credits applied during the year ended October 31, 1999. For the Small Cap, Managed, Equity, Real Estate, Income and Contrarian the credits were $276, $440, $755, $63, $96 and $38, respectively. The Funds' could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such agreements.

CRABBE HUSON FUNDS

October 31, 1999

--------------------------------------------------------------------------------

NOTE 3. PORTFOLIO INFORMATION

Investment activity: For the year ended October 31, 1999, purchases and sales of investments, other than short-term obligations, were as follows:

                                                                       PURCHASES          SALES
                                                                       ---------       -----------
Contrarian Fund                                                      $  5,847,082     $  2,980,745
Equity Fund                                                           221,118,649      359,754,328
Managed Fund                                                           74,128,858      117,455,689
Real Estate Fund                                                       10,763,148       16,709,009
Small Cap Fund                                                          6,932,256       54,069,592
Special Fund                                                            8,954,158       56,536,094
Income Fund                                                            11,911,075       12,184,094
Oregon Tax-Free Fund                                                      968,337        3,692,534

Unrealized appreciation (depreciation) at October 31, 1999, based on cost of investments for federal income tax purposes was:

                                      CONTRARIAN         EQUITY        MANAGED         REAL ESTATE
                                      ----------      -----------   ------------       -----------
Gross unrealized appreciation         $ 387,479       $ 9,947,128   $  3,266,989       $   155,988
Gross unrealized depreciation          (278,333)       (4,225,486)    (1,579,683)       (1,303,594)
                                      ---------       -----------   ------------       -----------
Net unrealized appreciation
  (depreciation)                      $ 109,146       $ 5,721,641   $  1,687,306       $(1,147,606)
                                      ---------       -----------   ------------       -----------

                                                                                           OREGON
                                     SMALL CAP          SPECIAL         INCOME           TAX-FREE
                                   ------------      ------------      ---------       -----------
Gross unrealized appreciation      $  1,650,618      $  2,655,000      $   7,096       $   260,628
Gross unrealized depreciation       (21,851,348)      (32,453,537)      (120,664)       (1,104,237)
                                   ------------      ------------      ---------       -----------
Net unrealized appreciation
  (depreciation)                   $(20,200,730)     $(29,798,537)     $(113,568)      $  (843,609)
                                   ------------      ------------      ---------       -----------

CRABBE HUSON FUNDS

October 31, 1999

Capital Loss Carryforwards: At October 31, 1999, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were as follows:

                                     YEAR OF                  CAPITAL LOSS
                                   EXPIRATION                 CARRY FORWARD
                                  ------------               --------------
Crabbe Huson
  Small Cap Fund                      2007                    $22,808,761
Crabbe Huson
  Real Estate Fund                    2007                        193,496

Crabbe Huson                          2006                     20,747,182
 Special Fund                         2007                     27,656,752
                                                              -----------
                                                               48,403,934
Crabbe Huson
  Contrarian Fund                     2007                          2,021

Other: There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

The Funds may focus their investments in certain industries, subjecting them to a greater risk than a fund that is more diversified.

NOTE 4. LINE OF CREDIT

The Funds (other than the Special Fund) may borrow up to 331/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. For the year ended October 31, 1999, the Small Cap Fund had $4,000,000 of borrowings outstanding.

During the year ended October 31, 1999, the Equity Fund utilized this facility on two different occasions. The maximum loan outstanding during the period was $3,000,000 at a rate of 6.07%. The Small Cap Fund utilized this facility on three different occasions. The maximum loan outstanding during the period was $4,000,000 at a rate of 5.79%. For Managed, Real Estate, Contrarian Income, Contrarian, and Oregon Tax-Free, there were no borrowings under the line of credit during the year ended October 31, 1999.

The Special Fund may borrow the lesser of $25 million or 331/3% of its total assets on a secured basis. When the Special Fund borrows it must put in a segregated account debt securities, domestic or foreign equities, or commercial paper in an amount equal to at least 200% of the amount borrowed. The Fund must maintain the segregated account daily to ensure that its value is at least equal to 200% of the funds borrowed at all times. No single issuer, other than U.S. Government and U.S. Government agencies, can comprise in excess of 10% of the segregated account. For the year ended October 31, 1999, the Special Fund had $9,000,000 of borrowings outstanding.

CRABBE HUSON FUNDS

October 31, 1999

CHANGE IN INDEPENDENT AUDITIOR (UNAUDITED)

Based on the recommendation of the Audit Committee of the Fund on June 18, 1999, the Board of Trustees determined not to retain KPMG Peat Marwick LLP (KPMG) as the Fund's independent auditor and voted to appoint Ernst & Young LLP for the fiscal year ended October 31, 1999. During the two most recent fiscal years, KPMG's audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two most recent fiscal years and through December 4, 1998, there were no disagreements between the Fund and KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of KPMG would have caused it to make reference to the disagreements in its report in the financial statements for such years.

CRABBE HUSON CONTRARIAN FUND

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OF EACH CLASS OUTSTANDING THROUGHOUT EACH PERIOD ARE AS FOLLOWS:

                                                                               YEAR ENDED 10/31/1999(b)
                                                                    ----------------------------------------------
                                                                     Class A             Class B          Class C
                                                                    ----------------------------------------------
Net Asset Value, Beginning of Period ............................    $10.000             $10.000           $10.000

INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net Investment Income (a) .......................................     (0.015)             (0.091)           (0.089)
Net Realized & Unrealized Gain (Loss) on Investments ............      0.405               0.421             0.409
                                                                    ----------------------------------------------
  Total from Investment Operations ..............................      0.390               0.330             0.320
                                                                    ----------------------------------------------
Net Asset Value, End of Period ..................................    $10.390             $10.330           $10.320
                                                                     =============================================
Total Return (c)(d) .............................................       3.90%(e)            3.30%(e)          3.20%(e)

RATIOS TO AVERAGE NET ASSETS
----------------------------
Expenses (f)(g) .................................................       1.60%               2.35%             2.35%
Net Investment Income (f)(g) ....................................      (0.15)%             (0.90)%           (0.90)%
Fees and expenses waived or borne by the Advisor (f)(g) .........       3.56%               3.56%             3.56%
Portfolio Turnover Rate (e) .....................................        105%                105%              105%
Net Assets, End of Period (000's) ...............................     $3,279                $209                $9

--------------

(a) Per share data was calculated using average shares outstanding during the period.
(b) The Fund commenced investment operations on December 1, 1998.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(g) Annualized.

CRABBE HUSON EQUITY FUND

                                                                     YEAR ENDED 10/31/99                  YEAR ENDED 10/31/98
                                                       --------------------------------------------------------------------------
                                                        Class A    Class B(b)   Class C(b)     Class I    Class A(c)  Class I(c)
                                                       --------------------------------------------------------------------------
Net Asset Value, Beginning of Period .................  $16.600     $16.440       $16.440      $16.650      $23.320     $23.400

INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net Investment Income (a) ............................    0.031      (0.076)       (0.076)       0.115        0.070       0.170
Net Realized & Unrealized Gain (Loss) on Investments..    0.550       0.296         0.306        0.818       (2.000)     (2.030)
                                                       --------------------------------------------------------------------------
  Total from Investment Operations ...................    0.860       0.220         0.230        0.933       (1.930)     (1.860)

LESS DISTRIBUTIONS
------------------
Distributions from Net Investment Income .............   (0.099)         --            --       (0.182)      (0.050)     (0.150)
Distributions from Capital Gains .....................   (0.581)         --            --       (0.581)      (4.740)     (4.740)
                                                       --------------------------------------------------------------------------
  Total Distributions ................................   (0.680)         --            --       (0.763)      (4.790)     (4.890)
                                                       --------------------------------------------------------------------------
Net Asset Value, End of Period .......................  $16.780     $16.660       $16.670      $16.820      $16.600     $16.650
                                                        =========================================================================
Total Return (d)(e) ..................................     5.29%       1.34%(f)      1.40%(f)     5.75%      (10.08)%     (9.72)%

RATIOS TO AVERAGE NET ASSETS
----------------------------
Expenses .............................................     1.42%(g)    2.17%(g)      2.17%(g)     0.93%(g)     1.39%(h)    1.01%(h)
Net Investment Income ................................     0.18%(g)   (0.56)%(g)    (0.56)%(g)    0.67%(g)     0.38%(h)    0.76%(h)
Fees and expenses waived or borne by the Advisor .....     0.28%(g)    0.28%(g)      0.28%(g)     0.28%(g)     0.03%       0.12%
Portfolio Turnover Rate ..............................      134%        134%          134%         134%           1%          1%
Net Assets, End of Period (000's) .................... $102,428        $466            $6      $14,190     $226,628     $27,672

--------------

(a) Per share data was calculated using average shares outstanding during the period.
(b) Class B and Class C shares were initially offered on January 27, 1999. Per share amounts reflect activity from that date.
(c) Effective October 19, 1998, the Primary and Institutional shares were redesignated Class A and Class I shares, respectively.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(h) Includes expenses paid indirectly through directed brokerage and certain expense offset arrangements.

--------------------------------------------------------------------------------
Federal Income Tax Information (unaudited)

100% of the ordinary income distribution by the Fund in the year ended October 31, 1999 qualifies for the corporate dividends received deduction.
For the fiscal year ended October 31, 1999 the Fund earned $4,546,997 of long term capital gains.
--------------------------------------------------------------------------------

CRABBE HUSON EQUITY FUND

                                                                                                                       YEAR
                                                                                                                       ENDED
                                                           YEAR ENDED 10/31/1997         YEAR ENDED 10/31/1996       10/31/1995
                                                           --------------------------------------------------------------------
                                                           Class A       Class I       Class A          Class I(b)
                                                           --------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $19.500      $19.510        $18.170       $19.820          $16.440

INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net Investment Income (a) .............................       0.070        0.210          0.110         0.000            0.220
Net Realized & Unrealized Gain (Loss) on Investments ..       5.360        5.310          2.330        (0.310)           1.750
                                                           --------------------------------------------------------------------
  Total from Investment Operations ....................       5.430        5.520          2.440        (0.310)           1.970

LESS DISTRIBUTIONS
------------------
Distributions from Net Investment Income ..............      (0.070)      (0.090)        (0.170)        0.000           (0.090)
Distributions from Capital Gains ......................      (1.540)      (1.540)        (0.940)        0.000           (0.150)
                                                           --------------------------------------------------------------------
  Total Distributions .................................      (1.610)      (1.630)        (1.110)        0.000           (0.240)
                                                           --------------------------------------------------------------------
Net Asset Value, End of Period ........................     $23.320      $23.400        $19.500       $19.510          $18.170
                                                           ====================================================================
Total Return (c)(d) ...................................       29.87%       30.35%         13.78%        (1.56)%(e)       13.37%

RATIOS TO AVERAGE NET ASSETS
----------------------------
Expenses ..............................................        1.42%(f)     1.00%(f)       1.38%(f)      1.00%(f)(g)      1.40%
Net Investment Income .................................        0.29%(f)     0.71%(f)       0.56%(f)      0.15%(f)(g)      1.30%
Fees and expenses waived or borne by the Advisor ......        0.02%        0.23%            --          0.58%(g)         0.02%
Portfolio Turnover Rate ...............................         129%         129%           117%          117%              92%
Net Assets, End of Period (000's) .....................    $380,047      $24,084       $436,578        $4,415         $387,184

--------------

(a) Per share data was calculated using average shares outstanding during the period.
(b) Class I shares were initially offered on October 3, 1996. Per share amounts reflect activity from that date.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Not annualized.
(f) Includes expenses paid indirectly through directed brokerage and certain expense offset arrangements.
(g) Annualized.

CRABBE HUSON MANAGED INCOME & EQUITY FUND

                                                                     YEAR ENDED                                  YEAR ENDED
                                                                     10/31/1999                                  10/31/1998
                                                         -------------------------------------------------------------------------
                                                         Class A    Class B (b) Class C (b)    Class I     Class A (c) Class I (c)
                                                         -------------------------------------------------------------------------
Net Asset Value, Beginning of Period ...................  $12.810     $12.760     $12.760       $12.810     $14.940    $14.940

INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net Investment Income (a) ..............................    0.275       0.143       0.143         0.334       0.290      0.320
Net Realized & Unrealized Gain (Loss) on Investments ...    0.262       0.016       0.016         0.269      (0.370)    (0.370)
                                                         -------------------------------------------------------------------------
  Total from Investment Operations .....................    0.537       0.159       0.159         0.603      (0.080)    (0.050)

LESS DISTRIBUTIONS
------------------
Distributions from Net Investment Income ...............   (0.281)     (0.149)     (0.149)       (0.367)     (0.240)    (0.270)
Distributions from Capital Gains .......................   (0.276)         --          --        (0.276)     (1.810)    (1.810)
                                                         -------------------------------------------------------------------------
  Total Distributions ..................................   (0.557)         --          --        (0.643)     (2.050)    (2.080)
                                                         -------------------------------------------------------------------------
Net Asset Value, End of Period .........................  $12.790     $12.770     $12.770       $12.770     $12.810    $12.810
                                                         =========================================================================
Total Return (d)(e) ....................................     4.22%       1.18%(f)    1.18%(f)      4.75%      (0.69)%    (0.44)%

RATIOS TO AVERAGE NET ASSETS
----------------------------
Expenses ...............................................     1.42%(g)    2.17%(g)    2.17%(g)      0.96%(g)    1.32%(h)   1.01%(h)
Net Investment Income ..................................     2.08%(g)    1.40%(g)    1.40%(g)      2.54%(g)    2.27%(h)   2.58%(h)
Fees and expenses waived or borne by the Advisor .......     0.33%(g)    0.40%(g)    0.40%(g)      0.33%(g)    0.16%      0.24%
Portfolio Turnover Rate ................................       99%         99%         99%           99%        115%       115%
Net Assets, End of Period (000's) ......................  $37,791         $29          $3       $21,188     $67,681    $33,723

--------------

(a) Per share data was calculated using average shares outstanding during the period.
(b) Class B and Class C shares were initially offered on January 27, 1999. Per share amounts reflect activity from that date.
(c) Effective October 19, 1998, the Primary and Institutional shares were redesignated Class A and Class I shares, respectively.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the Advisor or its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(h) Includes expenses paid indirectly through directed brokerage and certain expense offset arrangements.

--------------------------------------------------------------------------------
Federal Income Tax Information (unaudited)
43% of the ordinary income distribution by the Fund in the year ended October 31, 1999 qualifies for the corporate dividends received deduction.
For the fiscal year ended October 31, 1999 the Fund earned $2,396,409 of long term capital gains.
--------------------------------------------------------------------------------

CRABBE HUSON MANAGED INCOME & EQUITY FUND

                                                                                                                     YEAR
                                                                                                                     ENDED
                                                         YEAR ENDED 10/31/1997        YEAR ENDED 10/31/1996        10/31/1995
                                                       ----------------------------------------------------------------------
                                                         Class A       Class I      Class A       Class I (d)
                                                       ----------------------------------------------------------------------
Net Asset Value, Beginning of Period ..................   $13.390       $13.390      $13.640         $13.380         $12.870

INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net Investment Income (a) .............................     0.320         0.420        0.300           0.010           0.340
Net Realized & Unrealized Gain (Loss) on Investments ..     2.290         2.240        0.880           0.080           1.210
                                                       ----------------------------------------------------------------------
  Total from Investment Operations ....................     2.610         2.660        1.180           0.090           1.550

LESS DISTRIBUTIONS
------------------
Distributions from Net Investment Income ..............    (0.320)       (0.370)       0.300          (0.080)         (0.330)
Distributions from Capital Gains ......................    (0.740)       (0.740)       1.130              --          (0.450)
                                                       ----------------------------------------------------------------------
  Total Distributions .................................    (1.060)       (1.110)       1.430          (0.080)         (0.780)
Net Asset Value, End of Period ........................   $14.940       $14.940      $13.390         $13.390         $13.640
                                                       ======================================================================
Total Return (e)(f) ...................................     20.60%        21.18%        8.96%           0.59%(g)       13.00%

RATIOS TO AVERAGE NET ASSETS
----------------------------
Expenses ..............................................      1.42%(j)      1.00%(j)     1.47%(j)        1.00%(i)(j)     1.48%
Net Investment Income .................................      2.25%(j)      2.70%(j)     2.22%(j)        2.87%(i)(j)     2.57%
Fees and expenses waived or borne by the Advisor ......      0.13%         0.42%          --            1.00%(i)        0.01%
Portfolio Turnover Rate ...............................       119%          119%         252%            252%            226%
Net Assets, End of Period (000's) .....................   $95,960       $28,598     $125,018          $2,526        $136,530

--------------

(a) Per share data was calculated using average shares outstanding during the period.
(b) Class B and Class C shares were initially offered on January 27, 1999. Per share amounts reflect activity from that date.
(c) Effective October 19, 1998, the Primary and Institutional shares were redesignated Class A and Class I shares, respectively.
(d) Class I shares were initially offered on October 28, 1996. Per share amounts reflect activity from that date.
(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f) Had the Advisor or its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(i) Annualized.
(j) Includes expenses paid indirectly through directed brokerage and certain expense offset arrangements.

CRABBE HUSON REAL ESTATE INVESTMENT FUND

                                                                                     YEAR ENDED 10/31/1999
                                                                 ------------------------------------------------------------
                                                                   Class A      Class B(b)       Class C(b)      Class Z(b)
                                                                 ------------------------------------------------------------
Net Asset Value, Beginning of Period .........................    $10.440        $10.580          $10.580         $10.440

INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net Investment Income (a) ....................................      0.581          0.424            0.425           0.495
Net Realized & Unrealized Loss on Investments ................     (0.939)        (1.269)          (1.280)         (1.129)
                                                                 ------------------------------------------------------------
  Total from Investment Operations ...........................     (0.358)        (0.845)          (0.855)         (0.634)

LESS DISTRIBUTIONS
------------------
Distributions from Net Investment Income .....................     (0.357)        (0.185)          (0.185)         (0.246)
Distributions from Capital Gains .............................     (0.175)            --               --              --
                                                                 ------------------------------------------------------------
  Total Distributions ........................................     (0.532)        (0.185)          (0.185)         (0.246)
                                                                 ------------------------------------------------------------
Net Asset Value, End of Period ...............................     $9.550         $9.550           $9.540          $9.560
                                                                 =============================================================
Total Return (c)(d) ..........................................      (3.73)%        (8.12)%(e)       (8.21)%(e)      (6.24)%(e)

RATIOS TO AVERAGE NET ASSETS
----------------------------
Expenses (f) .................................................       1.50%          2.25%(g)         2.25%(g)        1.25%
Net Investment Income (f) ....................................       5.59%          5.01%(g)         5.01%(g)        6.04%
Fees and expenses waived or borne by the Advisor (f) .........       0.81%          0.98%(g)         0.98%(g)        0.98%
Portfolio Turnover Rate ......................................         82%            82%              82%             82%
Net Assets, End of Period (000's) ............................     $8,185           $764              $64            $493

--------------

(a) Per share data was calculated using average shares outstanding during the period.
(b) Class B, Class C shares were initially offered on January 27, 1999. Class Z shares were initially offered on January 29, 1999. Per share amounts reflect activity from that date.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Advisor or its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(g) Annualized.

--------------------------------------------------------------------------------
Federal Income Tax Information (unaudited)
100% of the ordinary income distribution by the Fund in the year ended October 31, 1999 qualifies for the corporate dividends received deduction.
--------------------------------------------------------------------------------

CRABBE HUSON REAL ESTATE INVESTMENT FUND

                                                                  YEAR         YEAR          YEAR          YEAR
                                                                 ENDED         ENDED        ENDED         ENDED
                                                                10/31/98     10/31/97      10/31/96      10/31/95
                                                             ------------------------------------------------------
                                                               Class A(c)
                                                             -------------
Net Asset Value, Beginning of Period .....................     $14.090        $11.580        $9.690        $9.500

INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net Investment Income (a) ................................       0.400          0.380         0.380         0.440
Net Realized & Unrealized Gain (Loss) on Investments .....      (2.000)         3.020         2.010         0.310
                                                             ------------------------------------------------------
  Total from Investment Operations .......................      (1.600)         3.400         2.390         0.750

LESS DISTRIBUTIONS
------------------
Distributions from Net Investment Income .................      (0.360)        (0.380)       (0.380)       (0.440)
Distributions from Capital Gains .........................      (1.690)        (0.510)       (0.120)       (0.120)
                                                             ------------------------------------------------------
  Total Distributions ....................................      (2.050)        (0.890)       (0.500)       (0.560)
                                                             ------------------------------------------------------
Net Asset Value, End of Period ...........................     $10.440        $14.090       $11.580        $9.690
                                                             ======================================================
Total Return (e)(f) ......................................      (13.39)%        30.56%        25.39%         8.31%

RATIOS TO AVERAGE NET ASSETS
----------------------------
Expenses .................................................        1.50%          1.50%         1.50%         1.50%
Net Investment Income ....................................        3.71%          2.93%         3.59%         4.59%
Fees and expenses waived or borne by the Advisor .........        0.42%          0.26%         0.38%         0.39%
Portfolio Turnover Rate ..................................          97%            80%          120%           60%
Net Assets, End of Period (000's) ........................     $17,423        $34,259       $20,649       $18,986

--------------

(a) Per share data was calculated using average shares outstanding during the period.
(b) Class B, Class C shares were initially offered on January 27, 1999. Class Z shares were initially offered on January 29, 1999. Per share amounts reflect activity from that date.
(c) Effective October 19, 1998, the Primary shares were redesignated Class A shares.
(d) The Fund commenced investment operations on April 4, 1994.
(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f) Had the Advisor or its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(i) Annualized.
(j) Includes expenses paid indirectly through directed brokerage and certain expense offset arrangements.

CRABBE HUSON SMALL CAP FUND

                                                                          YEAR ENDED                     YEAR ENDED
                                                                          10/31/1999                     10/31/1998
                                                                 ----------------------------------------------------------
                                                                   Class A          Class I      Class A (b)   Class I (b)
                                                                 ----------------------------------------------------------
Net Asset Value, Beginning of Period .........................      $8.650           $8.680        $15.480       $15.530

INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net Investment Income (Loss) (a) .............................      (0.078)          (0.035)        (0.030)        0.030
Net Realized & Unrealized Gain (Loss) on Investments .........      (0.391)          (0.394)        (5.560)       (5.580)
                                                                 ----------------------------------------------------------
  Total from Investment Operations ...........................      (0.469)          (0.429)        (5.590)       (5.550)

LESS DISTRIBUTIONS
------------------
Distributions from Net Investment Income .....................          --               --             --        (0.010)
Distributions in excess of Net Investment Income .............          --               --             --        (0.050)
Distributions from Net Realized Gains ........................      (0.039)          (0.039)        (1.240)       (1.240)
Distributions in excess of Net Realized Gains ................      (0.012)          (0.012)            --            --
                                                                 ----------------------------------------------------------
  Total Distributions ........................................      (0.051)          (0.051)        (1.240)       (1.300)
                                                                 ----------------------------------------------------------
Net Asset Value, End of Period ...............................      $8.130           $8.200         $8.650        $8.680
                                                                 ==========================================================
Total Return (c)(d) ..........................................       (5.48)%          (5.00)%       (38.64)%      (38.37)%

RATIOS TO AVERAGE NET ASSETS
----------------------------
Expenses (e) .................................................        1.50%            1.00%          1.37%         1.00%
Net Investment Income (e) ....................................       (0.89)%          (0.39)%        (0.65)%      (0.28)%
Fees and expenses waived or borne by the Advisor (e) .........        0.41%            0.42%          0.25%         0.21%
Portfolio Turnover Rate ......................................          12%              12%            30%           30%
Net Assets, End of Period (000's) ............................      $6,895          $24,481        $14,462       $62,539

--------------

(a) Per share data was calculated using average shares outstanding during the period.
(b) Effective October 19, 1998, the Primary and Institutional shares were redesignated Class A and Class I shares, respectively.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.

CRABBE HUSON SMALL CAP FUND

                                                                      YEAR ENDED               PERIOD ENDED
                                                                      10/31/1997               10/31/96 (b)
                                                                ------------------------------------------------
                                                                 Class A     Class I       Class A     Class I
                                                                ------------------------------------------------
Net Asset Value, Beginning of Period .........................   $11.020     $11.010       $10.000     $11.050

INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net Investment Income (Loss) (a) .............................        --       0.070         0.030          --
Net Realized & Unrealized Gain (Loss) on Investments .........     4.620       4.620         0.990      (0.040)
                                                                ------------------------------------------------
  Total from Investment Operations ...........................     4.620       4.690         1.020      (0.040)

LESS DISTRIBUTIONS
------------------
Distributions from Net Investment Income .....................    (0.020)     (0.030)           --          --
Distributions in excess of Net Investment Income .............        --          --            --          --
Distributions from Capital Gains .............................    (0.140)     (0.140)           --          --
                                                                ------------------------------------------------
  Total Distributions ........................................    (0.160)     (0.170)           --          --
                                                                ------------------------------------------------
Net Asset Value, End of Period ...............................   $15.480     $15.530       $11.020     $11.010
                                                                ================================================
Total Return (c)(d) ..........................................     42.38%      43.11%        10.20%      (0.36)%(e)

RATIOS TO AVERAGE NET ASSETS
----------------------------
Expenses (f) .................................................      1.50%       1.00%         1.51%(g)    1.00%(g)
Net Investment Income (f) ....................................      0.03%       0.60%         0.70%(g)   (0.43)%(g)
Fees and expenses waived or borne by the Advisor (f) .........      0.23%       0.28%         0.81%       2.55%
Portfolio Turnover Rate ......................................        65%         65%           39%         39%
Net Assets, End of Period (000's) ............................   $42,563     $71,655       $19,156      $1,514

--------------

(a) Per share data was calculated using average shares outstanding during the period.
(b) The Fund commenced investment operations on October 10, 1996.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Not annualized.
(f) Includes expenses paid indirectly through directed brokerage and certain expense offset arrangements.
(g) Annualized.

THE CRABBE HUSON SPECIAL FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF EACH CLASS OUTSTANDING THROUGHOUT EACH PERIOD ARE AS FOLLOWS:

For the year or period ending on or after 10/31/96, calculations are based on a share outstanding during the period.
For years or periods ending prior to 11/1/95, calculations are based on the weighted average number of shares outstanding for each period.

                                                              YEAR             YEAR          YEAR          YEAR         YEAR
                                                             ENDED            ENDED          ENDED        ENDED         ENDED
                                                            10/31/99         10/31/98      10/31/97      10/31/96     10/31/95
                                                          -----------------------------------------------------------------------
                                                            Class A        Class A (b)
                                                          -----------------------------
Net Asset Value, Beginning of Period ..................      $8.100         $16.800        $13.710        $13.800      $14.080

INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net Investment Income (a) .............................      (0.069)          0.070          0.150          0.140        0.270
Net Realized & Unrealized Gain (Loss) on Investments ..      (1.061)         (6.920)         3.410          0.550       (0.290)
                                                          -----------------------------------------------------------------------
  Total from Investment Operations ....................      (1.130)         (6.850)         3.560          0.690       (0.020)

LESS DISTRIBUTIONS
------------------
Distributions from Net Investment Income ..............          --          (0.140)        (0.140)        (0.210)      (0.020)
Return of Capital .....................................          --          (0.020)            --             --           --
Distributions in excess of Net Investment Income ......          --              --             --             --           --
Distributions from Capital Gains ......................          --          (1.690)        (0.330)        (0.570)      (0.240)
                                                          -----------------------------------------------------------------------
  Total Distributions .................................          --          (1.850)        (0.470)        (0.780)      (0.260)
                                                          -----------------------------------------------------------------------
Net Asset Value, End of Period ........................      $6.970          $8.100        $16.800         $13.710     $13.800
                                                          ======================================================================
Total Return (c)(d) ...................................       (13.95)%       (44.94)%        26.62%          5.03%        1.78%

RATIOS/SUPPLEMENTAL DATA
------------------------
Expenses ..............................................        1.50%(e)        1.50%(e)       1.50%          1.37%(f)     1.40%
Net Investment Income .................................       (0.85)%(e)       0.40%(e)       0.86%          0.72%(f)     1.95%
Fees and expenses waived or borne by the Advisor ......        0.75%(e)        0.34%(e)       0.08%            --           --
Portfolio Turnover Rate ...............................          11%             22%            33%            33%         123%
Net Assets, End of Period (000's) .....................     $47,472        $104,504       $396,335       $481,039     $878,560

------------------------------

(a) Per share data was calculated using average shares outstanding during the period.
(b) Effective October 19, 1998, the Primary shares were redesignated Class A shares.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(f) Includes expenses paid indirectly through directed brokerage and certain expense offset arrangements.

CRABBE HUSON CONTRARIAN INCOME FUND

                                                                               YEAR ENDED 10/31/1999
                                                         -------------------------------------------------------------------
                                                          Class A      Class B(b)    Class C(b)     Class Z(b)     Class I
                                                         -------------------------------------------------------------------
Net Asset Value, Beginning of Period ..................   $10.880        $10.170       $10.170        $10.170       $10.900

INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net Investment Income (a) .............................     0.583          0.020         0.013          0.007         0.607
Net Realized & Unrealized Loss on Investments .........    (0.538)         0.002         0.037          0.046        (0.512)
                                                         -------------------------------------------------------------------
  Total from Investment Operations ....................     0.045          0.022         0.050          0.053         0.095

LESS DISTRIBUTIONS
------------------
Distributions from Net Investment Income ..............    (0.620)        (0.062)       (0.070)        (0.113)       (0.700)
Distributions in excess of Net Investment Income ......        --             --            --             --            --
Distributions from Capital Gains ......................    (0.195)            --            --             --        (0.195)
                                                         -------------------------------------------------------------------
  Total Distributions .................................    (0.815)        (0.062)       (0.070)        (0.113)       (0.895)
                                                         -------------------------------------------------------------------
Net Asset Value, End of Period ........................   $10.110        $10.130       $10.150        $10.110       $10.100
                                                         ===================================================================
Total Return (c)(d) ...................................      0.42%          0.22%(e)      0.49%(e)       0.53%(e)      0.90%

RATIOS TO AVERAGE NET ASSETS
----------------------------
Expenses (f) ..........................................      0.80%          1.55%(g)      1.55%(g)       0.55%(g)      0.38%
Net Investment Income (f) .............................      5.57%          4.46%(g)      4.46%(g)       5.46%(g)      5.99%
Fees and expenses waived or borne by the Advisor (f) ..      2.24%          5.84%(g)      5.84%(g)       5.84%(g)      2.36%
Portfolio Turnover Rate ...............................       196%           196%          196%           196%          196%
Net Assets, End of Period (000's) .....................    $3,843            $16            $1         $4,246          $101

--------------

(a) Per share data was calculated using average shares outstanding during the period.
(b) Class B, Class C and Class Z shares were initially offered on September 15, 1999.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(g) Annualized.

--------------------------------------------------------------------------------
Federal Income Tax Information (unaudited)
For the fiscal year ended October 31, 1999 the Fund earned $79,458 of long term capital gains.
--------------------------------------------------------------------------------

CRABBE HUSON CONTRARIAN INCOME FUND
FINANCIAL HIGHLIGHTS (Continued)

                                                                   YEAR                     YEAR         YEAR          YEAR
                                                                   ENDED                    ENDED        ENDED        ENDED
                                                                 10/31/98                 10/31/97     10/31/96      10/31/95
                                                        ----------------------------------------------------------------------
                                                         Class A (b)   Class I (c)
                                                        ---------------------------
Net Asset Value, Beginning of Period ..................    $10.580       $10.990           $10.200     $10.260        $9.710

INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net Investment Income (a) .............................      0.500         0.020             0.620       0.540         0.530
Net Realized & Unrealized Gain (Loss) on Investments ..      0.590        (0.070)            0.380      (0.050)        0.580
                                                        ----------------------------------------------------------------------
  Total from Investment Operations ....................      1.090        (0.050)            1.000       0.490         1.110

LESS DISTRIBUTIONS
------------------
Distributions from Net Investment Income ..............     (0.790)       (0.040)           (0.620)     (0.550)       (0.530)
Distributions in excess of Net Investment Income ......         --            --                --          --        (0.030)
                                                        ----------------------------------------------------------------------
  Total Distributions .................................     (0.790)       (0.040)           (0.620)     (0.550)       (0.560)
                                                        ----------------------------------------------------------------------
Net Asset Value, End of Period ........................    $10.880       $10.900           $10.580     $10.200       $10.260
                                                        ======================================================================
Total Return (d)(e) ...................................      11.21%        (0.45)%(f)        10.25%       4.94%        11.92%

RATIOS TO AVERAGE NET ASSETS
----------------------------
Expenses ..............................................       0.80%(g)      0.38%(g)(h)       0.80%       0.80%         0.80%
Net Investment Income .................................       5.36%(g)      5.88%(g)(h)       5.96%       5.31%         5.47%
Fees and expenses waived or borne by the Advisor ......       1.56%(g)      4.62%(g)(h)       1.98%       1.49%         1.15%
Portfolio Turnover Rate ...............................        158%          158%               56%        469%          543%
Net Assets, End of Period (000's) .....................     $8,799          $100            $3,248      $4,694        $7,190

--------------

(a) Per share data was calculated using average shares outstanding during the period.
(b) Effective October 19, 1998, the Primary shares were redesignated Class A shares.
(c) Class I shares were initially offered on October 19, 1998. Per share amounts reflect activity from that date.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(h) Annualized.

CRABBE HUSON OREGON TAX-FREE FUND

                                                                 YEAR                YEAR         YEAR       YEAR       YEAR
                                                                ENDED               ENDED         ENDED      ENDED      ENDED
                                                               10/31/99            10/31/98     10/31/97   10/31/96   10/31/95
                                                         ---------------------------------------------------------------------
                                                         Class A     Class B(a)    Class A(b)
                                                         ------------------------------------
Net Asset Value, Beginning of Period ..................  $13.030      $12.750       $12.780     $12.500     $12.620    $11.990

INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net Investment Income .................................    0.524        0.326         0.280       0.540       0.540      0.550
Net Realized & Unrealized Gain (Loss) on Investments ..   (1.103)      (1.147)        0.270       0.280      (0.120)     0.700
                                                         ---------------------------------------------------------------------
  Total from Investment Operations ....................   (0.579)      (0.821)        0.550       0.820       0.420      1.250

LESS DISTRIBUTIONS
------------------
Distributions from Net Investment Income ..............   (0.514)      (0.309)       (0.270)     (0.470)     (0.540)    (0.550)
Distributions from Capital Gains ......................   (0.317)          --        (0.030)     (0.070)         --     (0.070)
                                                         ---------------------------------------------------------------------
  Total Distributions .................................   (0.831)      (0.309)       (0.300)     (0.540)     (0.540)    (0.620)
                                                         ---------------------------------------------------------------------
Net Asset Value, End of Period ........................  $11.620      $11.620       $13.030     $12.780     $12.500    $12.620
                                                         ---------------------------------------------------------------------
Total Return (c)(d) ...................................    (4.70)%     (6.43)%(e)      6.39%       6.67%       3.43%     10.66%

RATIOS TO AVERAGE NET ASSETS
----------------------------
Expenses ..............................................     0.98%(f)     1.73%(f)(g)   0.98%(f)    0.98%       0.98%      0.98%
Net Investment Income .................................     4.12%(f)     3.39%(f)(g)   4.12%(f)    4.25%       4.33%      4.45%
Fees and expenses waived or borne by the Advisor ......     0.32%(f)     0.31%(f)(g)     --(f)     0.12%       0.06%      0.10%
Portfolio Turnover Rate ...............................        4%           4%           44%         17%         16%        23%
Net Assets, End of Period (000's) .....................  $20,568          $52       $25,591     $26,487     $26,135    $28,070

--------------

(a) Class B shares were initially offered on January 27, 1999. Per share amounts reflect activity from that date.
(b) Effective October 19, 1998, the Primary shares were redesignated Class A shares.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(g) Annualized.

--------------------------------------------------------------------------------
Federal Income Tax Information (unaudited)
100% of the income distribution by the Fund in the year ended October 31, 1999 qualifies as exempt income.
For the fiscal year ended October 31, 1999 the Fund earned $176,439 of long term capital gains.
--------------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of Liberty Funds Trust III and Shareholders of:

Crabbe Huson Contrarian Fund
Crabbe Huson Equity Fund
Crabbe Huson Managed Income & Equity Fund
Crabbe Huson Real Estate Investment Fund
Crabbe Huson Small Cap Fund
The Crabbe Huson Special Fund, Inc.
Crabbe Huson Contrarian Income Fund
Crabbe Huson Oregon Tax-Free Fund

We have audited the accompanying statements of assets and liabilities of the Crabbe Huson Contrarian Fund, Crabbe Huson Equity Fund, Crabbe Huson Managed Income & Equity Fund, Crabbe Huson Real Estate Investment Fund, Crabbe Huson Small Cap Fund, The Crabbe Huson Special Fund, Inc., Crabbe Huson Contrarian Income Fund, and Crabbe Huson Oregon Tax-Free Fund, eight of the series of Liberty Funds Trust III (the "Trust"), including the investment portfolios, as of October 31, 1999, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods ended October 31, 1999. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of changes in net assets for the period ended October 31, 1998, and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report dated December 4, 1998 expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1999 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned series of Liberty Funds Trust III at October 31, 1999, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods ended October 31, 1999 in conformity with generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
December 10, 1999

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

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

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

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

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

                    IMPORTANT INFORMATION ABOUT THIS REPORT

                                THE TRANSFER AGENT FOR
                                THE CRABBE HUSON FUNDS IS:

                                Liberty Funds Services, Inc.
                                P.O. Box 1722
                                Boston, MA 02105-1722
                                1-800-345-6611

                                Crabbe Huson Funds mails one
                                shareholder report to each shareholder
                                address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

                                This report has been prepared for share-holders of the Crabbe Huson Funds. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details about sales charges, investment objectives and operating policies of the Funds.

         [Logo: Graphic of face of Statue of Liberty

                LIBERTY FUNDS

         ALL-STAR o COLONIAL o CRABBE HUSON o NEWPORT o STEIN ROE ADVISOR]

                Liberty Funds Distributor, Inc.(C)1999
                One Financial Center, Boston, MA 02111-2621, 1-800-426-3750
                www.libertyfunds.com





         TRUSTEES

         Robert J. Birnbaum

         Tom Bleasdale

         John V. Carberry

         Lora S. Collins

         James E. Grinnell

         Richard W. Lowry

         Salvatore Macera

         William E. Mayer

         James L. Moody, Jr.

         John J. Neuhauser

         Thomas E. Stitzel

         Robert L. Sullivan

         Anne-Lee Verville








         CH-02/130I-1099 (12/99) 99/1535